                        As filed with the Securities and
                          Exchange Commission on May 1,
                           2001 Registration File Nos.
                               333-86231/811-9115

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                  LEGACY BUILDER VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)

                       TRANSAMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                             4333 Edgewood Road, NE
                            Cedar Rapids, Iowa 52499
          (Complete Address of Depositor's Principal Executive Offices)

                               Frank A. Camp, Esq.
                   Vice President and Division General Counsel
                       Transamerica Life Insurance Company
                             4333 Edgewood Road, NE
                            Cedar Rapids, Iowa 52499
                (Name and Complete Address of Agent for Service)

                                   Copies to:

                           Frederick R. Bellamy, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404


Approximate Date of Proposed Public Offering:  May 1, 2001

Title of securities being registered: Legacy Builder Plus flexible premium variable life insurance policy.

It is proposed that this filing will become effective:

[X]      Immediately upon filing pursuant to paragraph (b).
[ ]      On ___________pursuant to paragraph (b).
[ ]      60 days after filing pursuant to paragraph (a)(1).
[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

PROSPECTUS
May 1, 2001

Transamerica Life Insurance Company (formerly PFL Life Insurance Company) is offering Legacy Builder Plus (the "Policy"), the flexible premium variable life insurance policy described in this prospectus. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.

You can allocate your Cash Value to:

  . the Legacy Builder Variable Life Separate Account (the "variable account"), which invests in the portfolios listed on this page; or
  .  a fixed account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the variable account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the Policies and the portfolios:

  .  are not bank deposits
  .  are not federally insured
  .  are not endorsed by any bank or government agency
  .  are not guaranteed to achieve their goals
  .  are subject to risks, including loss of the amount invested.

The Policy generally will be a "modified endowment contract" for Federal income tax purposes. This means all loans, surrenders and partial surrenders are treated first as distributions of taxable income, and then as a return of basis. Prior to your age 59 1/2, all these distributions generally are subject to a 10% penalty tax.

  The Securities and Exchange Commission has not approved or disapproved this
    Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                              Legacy Builder Plus

                        Flexible Premium Variable Life
                               Insurance Policy

                                   issued by

                     Legacy Builder Variable Life Separate
                                    Account
                                      and
                      Transamerica Life Insurance Company

                             4333 Edgewood Road NE
                           Cedar Rapids, Iowa 52499
                                (800) 732-7754


The available portfolios are:

 .AEGON/Transamerica Series Fund, Inc.
    Janus Growth
    Van Kampen Emerging Growth

 .AIM Variable Insurance Funds
    AIM V.I. Capital Appreciation Fund
    AIM V.I. Government Securities Fund
    AIM V.I. Growth and Income Fund
    AIM V.I. Value Fund

 .Dreyfus Stock Index Fund--Initial Class

 .Dreyfus Variable Investment Fund
    Dreyfus VIF--Money Market Portfolio

 .  Dreyfus Variable Investment Fund--Initial Class
    Dreyfus VIF--Small Company Stock Portfolio

 .MFS(R) Variable Insurance TrustSM
    MFS Emerging Growth Series
    MFS Research Series
    MFS Total Return Series
    MFS Utilities Series

 .Oppenheimer Variable Account Funds
    Oppenheimer Capital Appreciation Fund/VA
    Oppenheimer Global Securities Fund/VA
    Oppenheimer High Income Fund/VA
    Oppenheimer Main Street Growth & Income Fund/VA
    Oppenheimer Strategic Bond Fund/VA

 .Transamerica Variable Insurance Fund, Inc.
    Transamerica VIF Growth Portfolio

 .  Variable Insurance Products Fund (VIP)--Service Class 2
    Fidelity--VIP Equity-Income Portfolio
    Fidelity--VIP Growth Portfolio
    Fidelity--VIP High Income Portfolio

 .  Variable Insurance Products Fund II (VIP II)--Service Class 2
    Fidelity--VIP II Contrafund(R) Portfolio
    Fidelity--VIP II Investment Grade Bond Portfolio

 . Variable Insurance Products Fund III (VIP III)--Service Class 2 Fidelity--VIP III Growth & Income Portfolio
    Fidelity--VIP III Balanced Portfolio
    Fidelity--VIP III Mid Cap Portfolio

Table of Contents
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Glossary....................................................................   1

Policy Summary..............................................................   3

Portfolio Expense Table.....................................................   7

Risk Summary................................................................  12

The Company and the Fixed Account...........................................  14
  Transamerica Life Insurance Company.......................................  14
  The Fixed Account.........................................................  14

The Variable Account and the Portfolios.....................................  15
  The Variable Account......................................................  15
  The Portfolios............................................................  16
  Your Right to Vote Portfolio Shares.......................................  17

The Policy..................................................................  19
  Purchasing a Policy.......................................................  19
  When Insurance Coverage Takes Effect......................................  19
  Extending the Maturity Date...............................................  19
  Ownership Rights..........................................................  20
    Changing the Owner......................................................  20
    Selecting and Changing the Beneficiary..................................  20
    Assigning the Policy....................................................  20
  Canceling a Policy........................................................  21

Premiums....................................................................  22
  Premium Payments..........................................................  22
  Allocating Premiums.......................................................  23

Policy Values...............................................................  25
  Cash Value................................................................  25
  Growth Accelerator........................................................  25
  Cash Surrender Value......................................................  25
  Subaccount Value..........................................................  25
  Unit Value................................................................  26
  Fixed Account Value.......................................................  26

Charges and Deductions......................................................  27
  Premium Expense Charge....................................................  27
  Monthly Deduction.........................................................  27
    Cost of Insurance.......................................................  28
    Monthly Policy Charge...................................................  28
  Daily Charge..............................................................  28
  Surrender Charge..........................................................  29
  Partial Surrender Charge..................................................  29
  Transfer Charge...........................................................  29
  Portfolio Expenses........................................................  29

Death Benefit...............................................................  30
  Death Benefit.............................................................  30
  Accelerated Death Benefit Rider...........................................  31
  Payment Options...........................................................  31

Full and Partial Surrenders.................................................  32
  Full Surrenders...........................................................  32
  Partial Surrenders........................................................  32

Transfers...................................................................  34
  Dollar Cost Averaging.....................................................  35
  Asset Rebalancing Program.................................................  35

Loans.......................................................................  37

Fixed Account Policy Loan...................................................  37
  Collateral................................................................  37
  Interest Rate.............................................................  38

Variable Interest Policy Loan...............................................  38
  Collateral................................................................  38
  Interest Rate.............................................................  39

Policy Lapse and Reinstatement..............................................  40
  Lapse.....................................................................  40
  Reinstatement.............................................................  40

Federal Tax Considerations..................................................  41

Other Policy Information....................................................  44
  Our Right to Contest the Policy...........................................  44
  Suicide Exclusion.........................................................  44
  Misstatement of Age or Sex................................................  44
  Modifying the Policy......................................................  44
  Payments We Make..........................................................  45
  Reports to Owners.........................................................  45
  Records...................................................................  45
  Policy Termination........................................................  45

Performance Data............................................................  46

Additional Information......................................................  60
  Sale of Policies..........................................................  60
  Associate Policies........................................................  60
  Legal Matters.............................................................  60
  Legal Proceedings.........................................................  60
  Experts...................................................................  60
  Financial Statements......................................................  61
  Additional Information about Transamerica Life Insurance Company..........  61
  Transamerica's Executive Officers and Directors...........................  62

Illustrations...............................................................  63

Glossary
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Cash Value
The sum of your Policy's value in the subaccounts and the fixed account (including amounts held in the fixed account to secure any Fixed Account Policy Loans).

Cash Surrender Value
The amount we pay when you surrender your Policy. It is equal to: (1) the Cash Value as of the date of surrender; minus (2) any surrender charge; minus (3) any outstanding Policy loan; minus (4) any loan interest you owe.

Death benefit proceeds
The amount we will pay to the beneficiary when we receive proof of the insured's death. We will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

Fixed Account Collateral
The Cash Value held in the Loan Reserve of the Fixed Account that is used to secure a Fixed Account Policy Loan.

Fixed Account Policy Loan
A Policy Loan secured by the Cash Value held in the Loan Reserve, which is part of the Fixed Account.

Initial premium
The amount you must pay before insurance coverage begins under this Policy. Your Policy's schedule page shows the initial premium. It must be at least $10,000.

Insured
The person whose life is insured by this Policy.

Lapse
If the Policy has an outstanding loan and it does not have enough Cash Value to pay the monthly deduction, the surrender charge and any outstanding loan amount (including any interest you owe on the loan(s)), the Policy will enter a 61-day grace period. The Policy will lapse (terminate without value) if you do not make a sufficient payment by the end of a grace period.

Maturity Date
The Policy anniversary when the insured reaches age 100 and life insurance coverage under this Policy ends. You may elect to continue the Policy beyond insured's age 100 under the extended maturity provision. However, the extended maturity provision may not be available in all states.

Monthly Date
This is the same day of each month as the Policy Date. If there is no Valuation Date in a calendar month that coincides with the Policy Date, the Monthly Date is the next Valuation Date. On each Monthly Date, we determine Policy charges and deduct them from the Cash Value.

Monthly Deduction
The amount we deduct from the Cash Value each month. The monthly deduction includes the cost of insurance charge, and any monthly administration charge.

Net Premium
The amount we receive as premium, less the premium expense charge.

Office
Our administrative and service office is Financial Markets Division, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183; or 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. The telephone number is 1-800-732-7754.

Owner (you, your)
The person entitled to exercise all rights as owner under the Policy.

Policy Date
The date when we complete our underwriting process, full life insurance coverage goes into effect, we issue the Policy, and we begin to deduct the Monthly Deductions. Your Policy's schedule page shows the Policy Date. The free look period begins on the Policy Date. We measure Policy months, years, and anniversaries from the Policy Date.

Premiums
All payments you make under the Policy other than loan repayments.

Reallocation Date
The date shown on the Policy schedule page when we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The Reallocation Date varies by state according to a state's free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date.

Subaccount
A subdivision of the Legacy Builder Variable Life Separate Account. We invest each subaccount's assets exclusively in shares of one investment portfolio.

Surrender
To cancel the Policy by signed request from the owner.

Valuation Date
Each day that both the New York Stock Exchange and Transamerica Life Insurance Company are open for business, except for any days when a subaccount's corresponding investment portfolio does not value its shares. As of the date of this prospectus, there are no days when both the New York Stock Exchange and Transamerica are open for business and an investment portfolio does not value its shares.

Valuation Period
The period beginning at the close of business of the New York Stock Exchange on one Valuation Date and continuing to the close of business on the next Valuation Date.

Variable Account
Legacy Builder Variable Life Separate Account. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

Variable Interest Policy Loan
A Policy Loan secured by the Cash Value held in the Variable Account, the Fixed Account or both the Fixed and Variable Accounts.

Written Notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Office.

Policy Summary
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This summary describes important features of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail. All capitalized words and phrases, and a number of others, are defined or explained in the Glossary.
                                    Premiums

 . You can select a premium payment plan but you are not required to pay premiums according to the plan. You can vary the frequency and amount, and can skip premium payments. We will not accept any premiums after the insured reaches age 100.

 .  Paying planned premiums does not guarantee that the Policy will not lapse.

 . In general, the minimum initial premium is $10,000, and the minimum additional premium is $5,000.

 .  If the insured qualifies for simplified underwriting:

  # Conditional life insurance coverage begins as soon as you complete an application and pay an initial premium.

  # The maximum initial premium you may pay is $1,500 multiplied by the insured's age at issue. (For example, if the insured is age 50 at issue, the maximum initial premium for simplified underwriting is $75,000.)

  # You may pay the maximum initial premium at issue or at any time during the first 2 Policy years; however, premiums paid in the second Policy year may not exceed premiums paid in the first Policy year.

 .  If the insured undergoes full underwriting:
  # You designate the total premium for which we will underwrite the insured (the "underwriting premium").

  # In the second and subsequent Policy years, you have different premium payment options depending on what premiums you paid in the previous Policy year. See "Premiums" for further information.

  # At issue, you must pay an amount equal to the greater of: (1) 50% of the underwriting premium; or (2) the underwriting premium minus $100,000.

  # In the second and subsequent Policy years, you have different premium payment options depending on what premiums you paid in the previous Policy year. See "Premiums" for further information.

 . If you have no outstanding loans then we guarantee that your Policy will never lapse.

 . If you have an outstanding loan, your Policy will enter a 61-day grace period whenever the loan amount exceeds the Cash Value minus any surrender charge. The loan amount is the total amount of all outstanding Policy loans, including both principal and interest due. If that occurs, then your Policy will terminate without value unless you make a sufficient payment during the grace period. See "Risk of Lapse," and "Policy Lapse and Reinstatement."

 . Once we issue your Policy, the free look period begins. The free look period is the period when you may return the Policy and receive a refund. The length of the free look period varies by state. See "Canceling a Policy."
   The front cover of your Policy shows the applicable free look period.

 . We put all premiums (minus any premium expense charge) in the fixed account until the Reallocation Date.

                               Investment Options

You may allocate your money among the variable account investment options, and the fixed account options.

Variable Account:

 . You may allocate the money in your Policy to any of the subaccounts of the variable account. We do not guarantee any money you place in the subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

 . Each subaccount invests exclusively in one of the following investment portfolios:

                                        .Oppenheimer Variable Account Funds
  .AEGON/Transamerica Series Fund, Inc.     Oppenheimer Capital Appreciation
     Janus Growth                           Fund/VA
     Van Kampen Emerging Growth             Oppenheimer Global Securities
                                            Fund/VA
                                            Oppenheimer High Income Fund/VA
                                            Oppenheimer Main Street Growth &
                                            Income Fund/VA
                                            Oppenheimer Strategic Bond Fund/VA

  .AIM Variable Insurance Funds         .Transamerica Variable Insurance Fund,
     AIM V.I. Capital Appreciation        Inc.
     Fund                                   Transamerica VIF Growth Portfolio
     AIM V.I. Government Securities
     Fund
     AIM V.I. Growth and Income
     Fund
     AIM V.I. Value Fund

  .Dreyfus Stock Index Fund--Initial    .  Variable Insurance Products Fund
  Class                                    (VIP)--Series Class 2
                                            Fidelity--VIP Equity-Income
                                            Portfolio
                                            Fidelity--VIP Growth Portfolio
                                            Fidelity--VIP High Income
                                            Portfolio

  .Dreyfus Variable Investment Fund     .  Variable Insurance Products Fund II
     Dreyfus VIF--Money Market             (VIP)--Series Class 2
     Portfolio                              Fidelity--VIP II Contrafund(R)
                                            Portfolio
                                            Fidelity--VIP II Investment Grade
                                            Bond Portfolio

  .  Dreyfus Variable Investment Fund-- .  Variable Insurance Products Fund III
     Initial Class                         (VIP)--Series Class 2
     Dreyfus VIF--Small Company             Fidelity--VIP III Growth & Income
     Stock Portfolio                        Portfolio
                                            Fidelity--VIP III Balanced
                                            Portfolio
                                            Fidelity--VIP III Mid Cap
                                            Portfolio

  .MFS(R) Variable Insurance Trust SM
     MFS Emerging Growth Series
     MFS Research Series
     MFS Total Return Series
     MFS Utilities Series

Fixed Account:

 . You may also place money in the basic fixed account where it earns interest at an annual rate of at least 3%. We may declare a higher rate of interest, but we are not obligated to do so.

 . At the time of purchase, you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3.0%. We will transfer money out of the DCA Fixed Account in equal installments over a period of 6 months (or other periods available at the time of issue) and place it in the variable subaccounts according to your instructions.

                                   Cash Value
 . Cash Value is the sum of your amounts in the subaccounts and the fixed account. If you have a Fixed Account Policy Loan outstanding, Cash Value also includes amounts we hold in our fixed account to secure such loans.

 . Cash Value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest we credit to the fixed account, the charges we deduct, and any other transactions (transfers, partial surrenders, and loans.)

 . Cash Value is the starting point for calculating important values under the Policy, such as the Cash Surrender Value and the death benefit.

 . Your Policy may lapse if you do not have sufficient Cash Surrender Value to pay the monthly deductions when a Policy Loan is outstanding.

Growth Accelerator: At the end of each month in any Policy year, we will credit your Cash Value with additional interest at an annual rate of 0.50% if your Policy satisfies the following requirements at the beginning of the Policy year:

  X  Cash Value is greater than 200% of the total premiums paid; and

  X  Cash Value exceeds $50,000.

 . We do not guarantee a minimum Cash Value. Cash Value can go down--all the way to zero.

                             Charges and Deductions

$ Premium expense charge: We deduct a premium expense charge equal to the actual premium tax rate imposed by the state where we issue your Policy. Premium taxes currently range from 0.00% to 3.50% of each premium payment. We credit the remaining net premium to your Cash Value. Unless the state where we issued your Policy requires otherwise, we will charge an additional premium which is equal to 3% of the life insurance premium paid for your Policy if you purchase the optional Accelerated Death Benefit Rider.

$ Monthly Deduction. On the Policy Date and on each Monthly Date, we deduct the following charges on a pro-rata basis from each subaccount and the fixed account:

  #  a cost of insurance charge for the Policy

  #  a monthly Policy charge including two components:

    (1) a monthly administrative charge of $2.50 if the Cash Value at the beginning of a Policy year is less than $50,000; and

    (2) a monthly asset based charge equal to 0.55% annually of the assets in the variable account. We deduct this charge from the assets in the variable account only during the first 10 Policy years.

$ Surrender charge: During the first 6 years after a premium payment, we deduct a 7% surrender charge on any surrender attributable to the premium. A separate surrender charge applies to each premium payment.

We deduct a 7% surrender charge on the entire amount of any full or partial surrender during the first Policy year. After the first Policy year, you may partially surrender amounts up to your Policy's gain (Cash Value minus premiums) free of charge; however, the 7% surrender charge will apply to the portion of any partial surrender that exceeds the gain and is attributable to a premium paid within the 6 years prior to the partial surrender.

$ Daily Charge: We deduct a daily charge equal (on an annual basis) to 0.75% of the average daily net assets of the variable account. This charge compensates us for certain mortality and expense risks we assume. The mortality risk is that the mortality experience of the insureds under the Policy will be different than we anticipated. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

$ Transfer charge: We currently assess no charge for transfers. We reserve the right to charge $10 for the 13th and each additional transfer in a Policy year.

Loan Interest Charge: We assess an interest charge on the amount of outstanding loan. Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan. The loan interest rate charged is determined as follows:

  (1) Variable Interest Policy Loans (may not be available in all states). We will notify you of the interest rate to be charged on the loan at the time the loan is made. The loan interest rate may be adjusted at the end of the calendar quarter. The rate will never be more than the maximum permitted by law. We will notify you in advance of any change in the interest rate applicable to any existing loan(s). The loan interest rate we charge will not exceed the greater of:

 . The "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined; or

 .  The interest rate used to determine the Cash Surrender Value in the Fixed
   Account under the Policy during the applicable period plus 1% per year.

The "Published Monthly Average" is Moody's Corporate Bond Yield Average-- Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor to it.

  (2) Fixed Account Policy Loan (may not available in all states). We currently charge you an interest rate of 4.5% per year on your outstanding loan. We guarantee that this interest rate will not exceed 6% per year. Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan.

$ Portfolio Expenses: The portfolios deduct investment advisory (management) fees and other expenses from their assets. These charges vary by portfolio and in 1999 the total annual amount of these charges ranged from 0.26% to 1.25% of average portfolio assets.

Portfolio Expense Table
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The following table shows the fees and expenses charged by the portfolios. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2000. Expenses of the portfolios may be higher or lower in the future. For more information on the management fees described in this table, see the portfolios' prospectuses.

Annual Portfolio Operating Expenses (1) (as a percentage of average net assets and after fee waivers and expense reimbursements)

                                    Management  Other      Rule    Total Annual
Portfolio                              Fees    Expenses 12b-1 Fees   Expenses
---------                           ---------- -------- ---------- ------------
Janus Growth                           0.78%     0.04%      --         0.82%
Van Kampen Emerging Growth             0.80%     0.05%      --         0.85%
AIM V.I. Capital Appreciation Fund     0.61%     0.21%      --         0.82%
AIM V.I. Government Securities
 Fund                                  0.50%     0.47%      --         0.97%
AIM V.I. Growth and Income Fund        0.60%     0.24%      --         0.84%
AIM V.I. Value Fund                    0.61%     0.23%      --         0.84%
Dreyfus Stock Index Fund - Initial
 Class                                 0.25%     0.01%      --         0.26%
Dreyfus VIF - Money Market
 Portfolio                             0.50%     0.08%      --         0.58%
Dreyfus VIF - Small Company Stock
 Portfolio - Initial Class             0.75%     0.18%      --         0.93%
MFS Emerging Growth Series (2)         0.75%     0.10%      --         0.85%
MFS Research Series (2)                0.75%     0.10%      --         0.85%
MFS Total Return Series (2)            0.75%     0.15%      --         0.90%
MFS Utilities Series (2)               0.75%     0.16%      --         0.91%
Oppenheimer Capital Appreciation
 Fund/VA                               0.64%     0.03%      --         0.67%
Oppenheimer Global Securities
 Fund/VA                               0.64%     0.04%      --         0.68%
Oppenheimer High Income Fund/VA        0.74%     0.05%      --         0.79%
Oppenheimer Main Street Growth &
 Income Fund/VA                        0.70%     0.03%      --         0.73%
Oppenheimer Strategic Bond Fund/VA     0.74%     0.05%      --         0.79%
Transamerica VIF Growth Portfolio
 (3)                                   0.74%     0.11%      --         0.85%
Fidelity - VIP Equity-Income
 Portfolio - Service Class 2 (4)       0.48%     0.10%     0.25%       0.83%
Fidelity - VIP Growth Portfolio -
  Service Class 2 (4)                  0.57%     0.09%     0.25%       0.91%
Fidelity - VIP High Income
 Portfolio - Service Class 2 (4)       0.58%     0.18%     0.25%       1.01%
Fidelity - VIP II Contrafund(R)
 Portfolio - Service Class 2 (4)       0.57%     0.10%     0.25%       0.92%
Fidelity - VIP II Investment Grade
 Bond Portfolio - Service Class 2
 (5)                                   0.43%     0.37%     0.25%       1.05%
Fidelity - VIP III Growth & Income
 Portfolio - Service Class 2 (4)       0.48%     0.12%     0.25%       0.85%
Fidelity - VIP III Balanced
 Portfolio - Service Class 2 (4)       0.43%     0.17%     0.25%       0.85%
Fidelity - VIP III Mid Cap
 Portfolio - Service Class 2 (4)       0.57%     0.17%     0.25%       0.99%

(1) The fee table information relating to the underlying funds was provided to Transamerica by the underlying funds, their investment advisers or managers, and Transamerica has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table.

(2) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Other expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. The ratios for Other Expenses and Total Underlying Fund Annual Expenses (reduced by custodial offset arrangements), respectively, would have been as follows: 0.10%, 0.884%--MFS Emerging Growth Series; 0.10%, 0.84%-- MFS Research Series; 0.15%, 0.89%--MFS Total Return Series; and 0.16%, 0.90%--MFS Utilities Series.

(3) Total Portfolio Annual Expenses in the Fee Table include certain fee waivers. The Management Fee, Other Expenses and Total Portfolio Annual Expenses without certain fee waivers are: 0.75%, 0.11% and 0.86%, respectively. The Adviser has agreed to waive part of its management fee or reimburse other operating expenses to ensure the Total Portfolio Annual Expenses for the portfolio (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed a cap of 0.85% for the Growth Portfolio. The fee waivers and expense assumptions may be terminated at any time without notice, but are expected to continue through 2001.

(4) Total Portfolio Annual Expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying underlying fund prospectus for details.

(5) Fidelity Management & Research Company agreed to reimburse a portion of Investment Grade Bond Portfolio's expenses during the period. The expenses presented in the table are shown with this reimbursement. Without this reimbursement, the Portfolios' management fee, other expenses and total expenses would have been: 0.43%, 1.07%, and 1.75%.

                                   Surrenders
 . Full surrender: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Cash Surrender Value (that is, the Cash Value minus any surrender charge, and minus any outstanding loan amount including any accrued interest). Surrendering the Policy may have tax consequences. (See "Federal Tax Considerations.")

 . Partial surrenders: You may make a written request to withdraw part of the Cash Surrender Value, subject to the following rules:

  #  You must request at least $500;

  # At least $5,000 of Cash Surrender Value must remain in the Policy after the partial surrender;

  # During the first Policy year, any amount you surrender is subject to a surrender charge; and

  # After the first Policy year, you may surrender amounts up to your Policy's gain (Cash Value minus premiums paid) free of charge.

If you have a Variable Interest Policy Loan outstanding, there are certain conditions under which we must secure all or a portion of your Policy Loan by automatically transferring a required amount from your Cash Value held in the Variable Account to the Fixed Account.

  The transfer is required if both of the following conditions apply:

  (i) the outstanding Variable Interest Policy Loan exceeds 50% of the Cash Surrender Value; and

  (ii) the partial surrender causes your Fixed Account (excluding any DCA amounts) to fall below a specific amount. That amount is two times the excess of your Variable Interest Policy Loan minus 50% of the Cash Surrender Value.

  If both of these conditions apply, you cannot make the partial surrender unless the transfer is made.

If you have an outstanding Fixed Account Policy Loan, your Policy Loan has already been secured by your Cash Value held in the Loan Account in the Fixed Account and you can make a partial surrender of up to the amount remaining in the Cash Surrender Value for the policy, subject to the rules outlined above.


# A partial surrender automatically causes a pro-rata reduction in the death benefit.

# Full and partial surrenders may be taxable and, prior to your age 59 1/2, may be subject to a 10% tax penalty.

# When assessing the 7% surrender charge, we deem premiums to be withdrawn on a "first-in-first-out" (FIFO) basis.

# Partial surrenders may have tax consequences. (See "Federal Tax Considerations.")

                                 Death Benefit

 . While the Policy is in force, the death benefit is the greater of: (1) the Basic Death Benefit; or (2) the Guaranteed Minimum Death Benefit ("GMDB").

 . Basic Death Benefit: The Basic Death Benefit is equal to the Cash Value divided by the net single premium. The net single premium is calculated using guaranteed cost of insurance charges with a 4% interest rate. The Basic Death Benefit will change monthly due to changes in the Cash Value. The net single premium will change annually.

 . Guaranteed Minimum Death Benefit: The GMDB is the greater of premiums paid or highest Cash Value on a Policy anniversary prior to the insured's age 75 (both adjusted for partial surrenders). At the insured's age 75, the GMDB remains fixed for the remainder of the Policy. For Policies issued after age 74, the GMDB will be the premiums paid less partial surrenders.

 .  We deduct any unpaid loans from the proceeds payable on the insured's death.

 . You may apply for the Accelerated Death Benefit Rider for long-term care under the Policy. The Accelerated Death Benefit Rider is a portion of the Death Benefit under the Policy that may be payable monthly to Insured as reimbursement of actual charges incurred for long-term care.
                                   Transfers

Each year, you may make an unlimited number of transfers of Cash Value from the subaccounts and the fixed account. However, if you have an outstanding Variable Interest Policy Loan, certain transfers between the Variable Account and the Fixed Account, and the Fixed Account and the Variable Account may be restricted.
 .  Transfers from the fixed account each Policy year may not exceed the greater of:
  #25% of the amount in the fixed account; or #$1,000.

  If the balance after the transfer is less than $1,000, we will transfer the entire amount in the fixed account.

 . We may charge $10 for the 13th and each additional transfer during a Policy year.

 .  We do not impose transfer charges for Dollar Cost Averaging or Asset
   Rebalancing.

                                     Loans

 . You may take a loan against the Policy for any amount from $500 up to 90% of the Cash Value net of surrender charge, minus any outstanding loans and interest you owe.

 . You may take a Fixed Account Policy Loan (secured by the Cash Value held in the Loan Reserve of the Fixed Account), or a Variable Interest Policy Loan (secured by the Cash Value in the Fixed Account, the Variable Account or both the Fixed and Variable Accounts) as set forth by the provisions of your policy.

 . Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan.

 . Loan interest generally is not tax deductible (consult your tax advisor for possible exceptions).

 . You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $500, and must be clearly marked as "loan repayments" or they will be credited as premiums if they equal or exceed minimum premium amounts.

 .  We deduct any unpaid loans from the proceeds payable on the insured's death.

 . Loans taken from, or secured by, this Policy generally will be taxed as distributions and, prior to age 59 1/2, a tax penalty may apply.

 .  The "no-lapse guarantee" does not apply if there is an outstanding loan.

 .  Policy loans may have tax consequences. (See Federal Tax Considerations.")

Variable Interest Policy Loans

This variable interest Policy Loan provision may not be available in all states.

 .  The loan interest rate may be adjusted at the end of the calendar quarter.
   The rate will never be more than the maximum permitted by law. Loan interest rates will be guaranteed for one calendar quarter. This means that the loan interest rate will not change more often than once a calendar quarter. If there is a change in the loan interest rate, it will be made at the end of that calendar quarter.

 .  The loan interest rate we charge will not exceed the greater of:

  . The "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined; or

  . The interest rate used to determine the Cash Surrender Value in the Fixed Account under the Policy during the applicable period plus 1% per year.

 .  The "Published Monthly Average" is Moody's Corporate Bond Yield Average--
   Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor to it.

 .  In the event that Moody's Corporate Bond Yield Average--Monthly Average
   Corporates is no longer published, the "Published Monthly Average" will be a substantially similar average established by regulation issued by the Iowa Commissioner of Insurance.

 .  The maximum loan interest rate on the Policy will be determined quarterly.
   If this maximum rate exceeds the existing interest rate charged on loans by 0.5% or more, the rate charged may be increased at the end of the calendar quarter. If the maximum rate is less than the existing interest rate charged on loans by a difference of 0.5% or more, the rate charged will be lowered at the end of the calendar quarter.

 . We will notify you of the initial interest rate to be charged on the loan at the time the loan is made. We will notify you in advance of any increase in the interest rate applicable to any existing loan(s).

Fixed Account Policy Loan

This Fixed Account Policy Loan provision is not available in all states.

 . To secure the Fixed Account loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account (part of our general account).

 . Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

 . We currently charge you an interest rate of 4.5% per year on your loan. We guarantee that this interest rate will not exceed 6% per year. Interest is due and payable at the end of each calendar quarter. Unpaid interest becomes part of the outstanding loan.

Risk Summary
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 Investment     If you invest your Cash Value in one or more subaccounts, then
    Risk        you will be subject to the risk that investment performance will be unfavorable and that the Cash Value will decrease. You could lose everything you invest. If you select the fixed account, then we credit your Cash Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%

                Because we deduct charges from Cash Value every month, if investment results are negative or not sufficiently favorable, then your Cash Surrender Value may fall to zero. If your Cash Surrender Value is zero and you have an outstanding loan, then your Policy will enter a 61-day grace period. Unless you make a sufficient payment during the grace period, the Policy will lapse without value and insurance coverage will no longer be in effect. However, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, then you may be able to draw upon Cash
                Value, through partial surrenders and loans.
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   Risk of      If you do not have an outstanding loan, we guarantee that your
    Lapse       Policy will never lapse (terminate without value), regardless of investment performance.

                If you have an outstanding loan and your Cash Surrender Value becomes zero, then the Policy will enter a 61-day grace period.

                Whenever your Policy enters the grace period, if you do not make a sufficient payment before the grace period ends, your Policy will lapse, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be sufficient enough to cause the Cash Surrender Value to exceed zero, after deducting all due and unpaid monthly deductions and outstanding loans. You might not be able to reinstate a policy that has lapsed (depending on applicable state law).
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  Tax Risks     We anticipate that the Policy should be deemed a life
                insurance contract under Federal tax law. However, there is some uncertainty in this regard. The Policy generally will be treated as a modified endowment contract ("MEC") under Federal tax laws (except, in some cases for a Policy issued in
                exchange for another life issuance policy that was not a MEC).
                If a Policy is treated as a MEC, then surrenders, partial
                surrenders, and loans under a Policy will be taxable as
                ordinary income to the extent there are earnings in the
                Policy. In addition, a 10% penalty tax may be imposed on
                surrenders, partial surrenders, and loans taken before you reach age 59 1/2. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.
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  Surrender
   Charge The 7% surrender charge under this Policy applies for 6 years after each premium payment. You should purchase this Policy only if you have the financial ability to keep it in force for a substantial period of time.

                Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. Cash Surrender Value (that is, Cash Value minus any surrender charges and outstanding loans) is one measure we use to determine whether your Policy will enter a grace period, and possibly lapse.
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   Partial
  Surrender     You may request partial surrenders of a portion of the Cash
   Limits       Surrender Value. We impose a 7% surrender charge on all
                partial surrenders in the first Policy year. After the first
                Policy year, you may request partial surrenders of amounts up to your Policy's gain free of charge. The amount partially surrendered must be at least $500 and must not cause the Cash
                Surrender Value after the partial surrender to be less than $5,000. We impose a 7% surrender charge on the portion of any surrender that exceeds the gain in the Policy and is attributable to a premium paid within the 6 years prior to the surrender.

                A partial surrender reduces the Cash Surrender Value, so it will increase the risk that the Policy will lapse. A partial surrender will reduce the death benefit and also may have tax consequences.
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 Loan Risks     A Policy loan affects the death benefit because a loan reduces the death benefit proceeds and Cash Surrender Value by the amount of the outstanding loan, plus any interest you owe on Policy loans.

                While a loan is outstanding, the "no-lapse guarantee" does not apply. See Policy Lapse and Reinstatement.

                A Policy loan could make it more likely that a Policy would terminate. There is a risk that if the loan reduces your Cash Surrender Value to too low an amount and investment results are unfavorable, then the Policy will lapse, resulting in loss of insurance and possibly adverse tax consequences. A loan will likely be taxed as a partial surrender and a 10% penalty tax may apply.

                A Fixed Account Policy loan, whether or not repaid, will
                affect Cash Value over time because we subtract the amount of the loan from the subaccounts and fixed account as collateral. We then credit a fixed interest rate of 3.0% to the collateral in the loan account. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive any higher current interest rate credited to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.
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 Comparison     Like fixed benefit life insurance, the Policy offers a death
 With Other     benefit and provides a Cash Value, loan privileges and a value
  Insurance     on surrender. However, the Policy differs from a fixed benefit
  Policies      policy because it allows you to place your premiums in
                investment subaccounts. The amount and duration of life insurance protection will vary with the investment performance of the amounts you place in the subaccounts. In addition, the Cash Surrender Value will always vary with the investment results of your selected subaccounts.

                As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
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Illustrations   The hypothetical illustrations in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed, and are provided only to illustrate how the Policy charges and hypothetical rates of return affect death benefit levels, Cash
                Value and Cash Surrender Value of the Policy. We may also illustrate Policy values based on the adjusted historical performance of the portfolios since the portfolios' inception, reduced by Policy and subaccount charges. The hypothetical and adjusted historic portfolio rates illustrated should not be considered to represent past or future performance. Actual rates of return undoubtedly will be higher or lower than those illustrated, so the values under your Policy will be different from those illustrated.

The Company and the Fixed Account
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Transamerica Life Insurance Company (formerly PFL Life Insurance Company) ("Transamerica," "Company," "we," "us" or "our") is the insurance company issuing the Policy. Transamerica was incorporated under Iowa law on April 19, 1961. Transamerica established the separate account to support the investment options under this Policy and under other variable life insurance policies we may issue. Our general account supports the fixed account options under the Policy. As of March 1, 2001, PFL Life Insurance Company changed its name to Transamerica Life Insurance Company

IMSA. Transamerica is a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self- and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

The Fixed Account

The basic fixed account is part of Transamerica's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over investment of the fixed account's assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. You bear the risk that we will credit only 3% interest.

The Dollar Cost Averaging Fixed Account. At the time you purchase a Policy, you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3%. We may declare a higher rate of interest at our sole discretion. We will transfer money out of the DCA Fixed Account in equal installments over a period of 6 months (or other periods available at the time of issue) and place it in the subaccounts and basic fixed account according to your instructions. The first such transfer occurs on the Monthly Date after the Reallocation Date. In the last month of the DCA Fixed Account term, we will transfer interest accrued on the premium.

There is no charge for participating in the DCA Fixed Account, and transfers under this program do not count in determining any transfer charge.

We reserve the right to stop offering the DCA Fixed Account at any time for any reason.

The fixed account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Variable Account and the Portfolios
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The Variable Account

Transamerica established the variable account as a separate investment account under Iowa law on November 20, 1998. Transamerica owns the assets in the variable account and is obligated to pay all benefits under the Policies. Transamerica may use the variable account to support other variable life insurance policies Transamerica issues. The variable account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

The variable account is divided into subaccounts, each of which invests in shares of a specific portfolio of one of the following mutual funds:

 .AEGON/Transamerica Series Fund,     .Oppenheimer Variable Account
     Inc.                            Funds
  Subadvised by Janus Capital Corporation
  Janus Growth                           Managed by OppenheimerFunds, Inc.

  Subadvised by Van Kampen Asset         Oppenheimer Capital Appreciation
  Management Inc.                        Fund/VA
  Van Kampen Emerging Growth             Oppenheimer Global Securities Fund/VA
                                         Oppenheimer High Income Fund/VA
                                         Oppenheimer Main Street Growth &
                                         Income Fund/VA
                                         Oppenheimer Strategic Bond Fund/VA

 .AIM Variable Insurance Funds        .Transamerica Variable Insurance Fund,
                                     Inc.

  Managed by A I M Advisors, Inc.
  AIM V.I. Capital Appreciation          Managed by Transamerica Investment
  Fund                                   Management, LLC
  AIM V.I. Government Securities         Transamerica VIF Growth
  Fund                                   Portfolio
  AIM V.I. Growth and Income Fund
  AIM V. I. Value Fund

 .Dreyfus Stock Index Fund            .  Variable Insurance Products
                                        Fund (VIP)--Service Class 2
  Managed by The Dreyfus                 Managed by Fidelity Management &
  Corporation and Mellon                 Research Company
  Equity Associates as index             Fidelity--VIP Equity-Income
  fund manager                           Portfolio
                                         Fidelity--VIP Growth Portfolio
                                         Fidelity--VIP High Income
                                         Portfolio

 .Dreyfus Variable Investment         .  Variable Insurance Products
Fund                                    Fund II (VIP II)--Service
                                        Class 2

  Managed by The Dreyfus Corporation
  Dreyfus VIF--Money Market
  Portfolio                              Managed by Fidelity Management &
                                         Research Company
                                         Fidelity--VIP II Contrafund(R)
                                         Portfolio
                                         Fidelity--VIP II Investment Grade
                                         Bond Portfolio

 .  Dreyfus Variable Investment       .  Variable Insurance Products
   Fund--Initial Class                  Fund III (VIP III)--Service
                                        Class 2

  Managed by The Dreyfus Corporation
  Dreyfus VIF--Small Company Stock       Managed by Fidelity Management &
  Portfolio                              Research Company
                                         Fidelity--VIP III Growth & Income
                                         Portfolio
                                         Fidelity--VIP III Balanced Portfolio
                                         Fidelity--VIP III Mid Cap Portfolio

 .MFS(R) Variable Insurance
TrustSM

  Managed by Massachusetts
  Financial Services Company

  MFS Emerging Growth Series
  MFS Research Series
  MFS Total Return Series
  MFS Utilities Series

The subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount's own investment experience and not the investment experience of our other assets. The variable account's assets may not be used to pay any of Transamerica's liabilities other than those arising from the Policies. If the variable account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The variable account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, Transamerica reserves the right to:

  1. Create new separate accounts;

  2. Combine separate accounts, including the variable account;

  3. Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

  4. Make new portfolios available under the variable account or remove existing portfolios;

  5. Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investment or if we determine that investment in a portfolio is no longer appropriate in light of the variable account's purposes;

  6. Deregister the variable account under the Investment Company Act of 1940 if such registration is no longer required;

  7. Operate the variable account as a management investment company under the Investment Company Act of 1940 or as any other form permitted by law; and

  8. Make any changes required by the Investment Company Act of 1940 or any other law.

We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

The Portfolios

The variable account invests in shares of certain portfolios of the Funds. Each of the Funds is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.
There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including an explanation of the portfolios' investment objectives and a description of the risks, in the current prospectuses for the underlying fund portfolios, which are attached to this prospectus. You should read the Funds' prospectuses carefully.

In addition to the variable account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither Transamerica nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a fund's Board of Directors (Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, then variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

These portfolios are not available for purchase directly by the general public, and are not the same as other portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

Please read the attached portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Cash Value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

The Policy
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Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us at our Office. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

We determine the basic death benefit for a Policy based on the age of the insured when we issue the Policy, the initial premium paid, and other characteristics of the proposed insured(s) such as gender and risk class.

Generally, the Policy is available for insureds between issue ages 30-80 for standard risk classes, and between issue ages 30-70 for non-standard risk classes. We use different underwriting standards (simplified underwriting, or full underwriting) in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right: (1) to modify our underwriting requirements at any time; or (2) to reject an application for any reason permitted by law. There is no insurance coverage until we complete our underwriting process and accept the application.

When Insurance Coverage Takes Effect

Once we determine that the insured meets our underwriting requirements, insurance coverage begins, we issue the Policy, and we begin to deduct monthly charges from your premium. This date is the Policy Date. On the Policy Date, we will allocate your premium (less charges) to the fixed account. On the Reallocation Date, we will transfer your Cash Value from the fixed account to the subaccounts or maintain your Cash Value in the fixed account as you directed on your application. The Reallocation Date varies by state according to a state's free look requirement. In states that require a full refund of premium upon exercise of the free look right, the Reallocation Date is 5 days after the end of the free look period. In other states, the Reallocation Date is the Policy Date.

Full insurance coverage under the Policy will take effect only if the proposed insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the initial premium is paid.

Extending the Maturity Date

You may request to extend the Maturity Date for your Policy. You must make your request in writing and we must receive it at least 90 days, but no more than 180 days, prior to the scheduled Maturity Date. After you extend the Maturity Date, we will automatically extend your Maturity Date every year unless you direct us in writing to do otherwise. Interest on any outstanding Policy loan will continue to accrue during the period for which the Maturity Date is extended.

The Cash Value at the Maturity Date will be equal to the death benefit, less any indebtedness. If you choose to extend the Maturity Date, the Cash Value will continue to earn interest and no monthly deductions will be deducted from the Cash Value.

The tax consequences of continuing a Policy beyond the Insured's age 100 are unclear, consult a tax advisor.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner

  . You may change the owner by providing a written request to us at any time while the insured is alive.
  . The change takes effect on the date that the written request is signed. . We are not liable for any actions we take before we receive the written request.
  . Changing the owner does not automatically change the beneficiary or the insured.
  .  Changing the owner may have tax consequences.

Selecting and Changing the Beneficiary

  . You designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.
  . If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
  . If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
  . If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.
  . You can change the beneficiary by providing us with a written request while the insured is living.
  . The change in beneficiary is effective as of the date you sign the written request.
  . We are not liable for any actions we take before we receive the written request.

Assigning the Policy

  .  You may assign Policy rights while the insured is alive.
  .  The owner retains any ownership rights that are not assigned.
  . Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
  . Claims under any assignment are subject to proof of interest and the extent of the assignment.
  . If you assign your Policy as collateral for a loan, you should consider that loans secured by this Policy are treated as distributions and could be subject to income tax and a 10% penalty if you are under age 59 1/2.
  .  We are not:
    # bound by any assignment unless we receive a written notice of the assignment;
    # responsible for the validity of any assignment; or # liable for any actions we take before we receive written notice of the assignment.
  .  Assigning the Policy may have tax consequences.

Canceling a Policy

You may cancel a Policy during the free-look period by returning it to Transamerica at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, or to the agent who sold it. The free-look period generally expires 10 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund either (a) an amount equal to the Cash Value plus any charges we deducted, or (b) where required by state law, we will refund all premiums paid for the Policy.

Premiums
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Premium Payments

Before we issue a Policy, you must pay an initial premium equal to at least $10,000. Thereafter, you may pay premiums at any time and in any amount of $5,000 or more. However, because most additional premium payments will increase the death benefit, we will require additional underwriting for most additional premium payments.

We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code. Your Policy's schedule page will show the maximum additional premium you can pay during the first two Policy Years without additional underwriting. As indicated below, it is the Company's policy to use simplified issue underwriting for these Policies. However, the Company reserves the right to impose full underwriting on future premium payments. If we return a portion of your premium based on the maximum premium amount, we will not allow you to make additional premium payments until they are allowed by the maximum premium limitations. We reserve the right to modify our premium limitations at any time. You make all premium payments to our Office or to one of our authorized agents.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches age 100), or the date when either (1) the insured dies, or (2) the grace period ends without a sufficient payment, or (3) we receive your signed request to surrender the Policy.

The type of underwriting you qualify for depends upon the amount of premium paid at issue. Listed below are the two types of underwriting you may qualify for. See "Policy Summary--Premiums" for more information.

Simplified Issue Guidelines.

If simplified issue underwriting is used, then in the second and subsequent Policy years, you will have different options depending on your actions in the previous Policy year. In the second Policy year, you may have up to three options as follows:

  1. Pay an amount up to the difference between the simplified issue limit and the amount paid in the first Policy year, but not more than the amount paid in the first Policy year, with no additional underwriting. This option is only available if no partial withdrawals have been taken.

  2. Pay an amount that exceeds the limit in option (1) up to your attained Age times 1,500 subject to simplified issue underwriting. "Attained Age" is defined as the insured's age on the Policy Date, plus the number of completed Policy years since the Policy Date.

  3. Pay an amount that exceeds the limit in option (2) on a fully underwritten basis.

In the third and subsequent Policy years you would have one or two options depending on the premium paid in the previous Policy year.

  1. IF you paid a premium in the previous Policy year, you may pay additional premium on a simplified issue basis up to the simplified issue limit (attained Age times 1,500). You may pay more than simplified issue limit on a fully underwritten basis. (Note that the minimum additional premium that we will accept is $5,000.)

  2. IF you did not pay premium in the previous Policy year, additional premium payments can be made subject to underwriting at our discretion, including full underwriting.

Fully Underwritten Guidelines.

If full underwriting is used, then in the second and subsequent Policy years, you will have different options available to you depending on your actions in the previous Policy year. In the second Policy year, you may have up to three options as follows:

  1. Pay an amount up to the difference between the underwriting premium and the amount paid in the first Policy year. The underwriting premium is the total premium that you designate yourself to be underwritten for. This option is only available if no partial withdrawals have been taken and if the underwriting premium actually exceeds total premium paid in the first Policy year.

  2. Pay an amount that exceeds the limit in option (1) up to the attained Age times 1,500 subject to simplified issue underwriting. Note that this option may not exist if the limit in (1) exceeds the attained Age times 1,500.

  3.  Pay an amount that exceeds the greater of the limit in options (1) and
      (2) on a fully underwritten basis.

  With respect to both options 2 and 3, the premium will not be accepted if you do not qualify for the underwriting class under which the Policy was issued.

In the third and subsequent Policy years you would have one or two options depending on the premium paid in the previous Policy year.

  1. IF you paid a premium in the previous Policy year, you may pay additional premium on a simplified issue basis up to the simplified issue limit (attained Age times 1,500). You may pay more than the simplified issue limit on a fully underwritten basis. (Note that the minimum additional premium that we will accept is $5,000.)

  2. IF you did not pay premium in the previous Policy year, additional premium payments can be made subject to underwriting at our discretion, including full underwriting.

Tax-Free Exchanges (1035 Exchanges). We may accept as part of your initial premium money from one contract that qualified for a tax-free exchange under
Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. We will accept a Section 1035 exchange of a contract with an outstanding loan; however, we will not preserve the loan (i.e., you will pay off the loan and transfer the net policy value). If you contemplate a tax-free exchange, you should consult a competent tax advisor to discuss the potential tax effects of such a transaction.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your net premium to one or more subaccounts of the variable account and to the fixed account according to the following rules:

  . You must put at least 1% of each net premium in any subaccount or the fixed account you select (you can, of course, put nothing in some subaccounts or the fixed account).

  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

  . You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory).

  . Any allocation change will be effective on the date we record the change. We record the allocation change on the same day that we receive the request for the change.

  . We reserve the right to limit the number of premium allocation changes; and to limit the number of subaccount allocations in effect at any one time.

We will credit interest on your initial net premium from the date we receive payment and the necessary documents to the Reallocation Date. Interest will be credited at the current fixed account rate. Interest is guaranteed to equal at least 3% annually.

Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

On the Policy Date, we will allocate your Cash Value to the fixed account. We also allocate any net premiums we receive from the Policy Date to the Reallocation Date to the fixed account. On the Reallocation Date, we will reallocate the Cash Value in the fixed account to the subaccounts or retain it in the fixed account in accordance with the allocation percentages provided in the application. We invest all net premiums paid after the Reallocation Date on the Valuation Date we receive them. We credit these net premiums to the subaccounts (as appropriate) at the unit value next determined after we receive your payment. (Please refer to the Glossary for an explanation of the Reallocation Date.)

Policy Values
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Cash Value      .  serves as the starting point for calculating values under a
                   Policy;
                .  equals the sum of all values in the fixed account and in each subaccount of the variable account;
                .  is determined on the Policy Date and on each Valuation
                   Date; and
                .  has no guaranteed minimum amount and may be more or less than premiums paid (except for amounts allocated to the fixed account).

Growth Accelerator

At the end of each month, we will credit your Cash Value with additional interest at an annual rate of 0.50% if your Policy satisfies the following requirements at the beginning of the Policy year:

  Cash Value is greater than 200% of the total premiums paid; and Cash Value exceeds $50,000.

We will allocate the additional interest to the variable account and the fixed account on a pro-rata basis. We guarantee to credit the monthly interest (0.04167% multiplied by the Cash Value at the end of each month); however, the Policy needs to be requalified to meet the specified requirements on a year-to-year basis. There is no charge for this benefit.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request.

Cash            .  the Cash Value as of such date; minus
Surrender       .  any surrender charge as of such date; minus
Value on any    .  any outstanding Policy loans; minus
Valuation       .  any interest you owe on the Policy loans.
Date equals:

Subaccount Value

Each subaccount's value is the Cash Value in that subaccount. At the end of any Valuation Period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of   .  the initial units purchased at the unit value on the Policy
units in any       Date; plus
subaccount on   .  units purchased with additional net premiums; plus
any Valuation   .  units purchased via transfers from another subaccount or
Date equals:       the fixed account; plus
                .  units purchased via growth accelerator, if any; minus
                .  units redeemed to pay for monthly deductions; minus
                .  units redeemed to pay for partial surrenders; minus
                .  units redeemed as part of a transfer to another subaccount or the fixed account.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount by the unit value for that subaccount at the end of the Valuation Period.

Unit Value

We determine a unit value for each subaccount to reflect how investment results affect the Policy values. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

The unit        .  the total value of the assets held in the subaccount,
value of any       determined by multiplying the number of shares of the
subaccount at      designated portfolio owned by the subaccount times the
the end of a       portfolio's net asset value per share; minus
Valuation       .  a deduction for the mortality and expense risk charge;
Period is          minus
calculated      .  the accrued amount of reserve for any taxes or other
as:                economic burden resulting from applying tax laws that we
                   determine to be properly attributable to the subaccount;
                   and the result divided by
                .  the number of outstanding units in the subaccount.

Fixed Account Value

On the Policy Date, the fixed account value is equal to the net premiums allocated to the fixed account, less the portion of the first monthly deduction taken from the fixed account.

The fixed       .  the net premium(s) allocated to the fixed account; plus
account value   .  any amounts transferred to the fixed account; plus
at the end of   .  interest credited to the fixed account; plus
any Valuation   .  amount credited via growth accelerator, if any; minus
Period is       .  amounts charged to pay for monthly deductions; minus
equal to:       .  amounts withdrawn from the fixed account; minus
                .  amounts transferred from the fixed account to a subaccount.

Charges and Deductions
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This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.

Services and    .  the death benefit, cash and loan benefits under the Policy
benefits we     .  investment options, including premium allocations
provide:        .  administration of elective options and the distribution of reports to owners

                ---------------------------------------------------------------

Costs and       .  costs associated with processing and underwriting
expenses we        applications, issuing and administering the Policy
incur:          .  overhead and other expenses for providing services and
                   benefits
                .  sales and marketing expenses
                .  other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees

                ---------------------------------------------------------------

Risks we        .  that the cost of insurance charges we may deduct are
assume:            insufficient to meet our actual claims because insureds die sooner than we estimate
                .  that the costs of providing the services and benefits under the Policies exceed the charges we deduct

                ---------------------------------------------------------------

Premium Expense Charge

When you make a premium payment, we deduct a premium expense charge equal to the premium tax rate imposed by the state where we issue your Policy. State premium taxes currently range from 0.00% to 3.50% of each premium payment. After we deduct any premium expense charge, we apply the remaining amount (the net premium) to the subaccounts and the fixed account according to your allocation instructions. The premium expense charge compensates us for state premium taxes.

Monthly Deduction

We deduct a monthly deduction from the Cash Value on the Policy Date and on each Monthly Date. We will make deductions from each subaccount and the fixed account on a pro rata basis (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total Cash Value on the Monthly Date). If the value of any subaccount or the fixed account is insufficient to pay that subaccount or fixed account's portion of the monthly deduction, we will take the monthly deduction on a pro-rata basis from all accounts. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has two components:

  1.  The cost of insurance charge for the Policy; plus

  2.  The monthly Policy charge, if applicable.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit (i.e., the anticipated cost of paying the amount of the death benefit that exceeds your Cash Surrender Value upon the insured's death). The charge depends on a number of variables (age, gender, risk class) that would cause it to vary from Policy to Policy and from Monthly Date to Monthly Date.

Cost of Insurance Charge
                The cost of insurance charge is equal to:


                    # the cost of insurance rates; multiplied by # the net amount at risk for your Policy on the Monthly
                       Date.

                The net amount at risk is equal to:

                    #  the death benefit at the beginning of the month;
                       divided by
                    # a "risk rate divisor" (a factor that reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3%); minus
                    #  the Cash Value at the beginning of the month.

We base the cost of insurance rates on the insured's age, gender, and risk class. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary (C.S.O.) Mortality Tables (smoker/non-smoker) and the insured's age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. For substandard rate classes, these rates could be higher than the rates in the C.S.O. tables. When required, we use a unisex table.

Monthly Policy Charge. We assess a monthly Policy charge to compensate us for administrative expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. The monthly Policy charge includes two components:

(1) a monthly administrative charge of $2.50 if the Cash Value at the beginning of a Policy year is less than $50,000; and

(2) a monthly asset based charge equal to an annual rate of 0.55% of the assets in the variable account. We deduct this charge from the assets in the variable account only during the first 10 Policy years.

Daily Charge

We deduct a daily charge from each subaccount to compensate us for certain mortality and expense risks we assume. The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. The daily charge is equal to:

  .  the assets in each subaccount, multiplied by

  .  the daily pro rata portion of the annual charge rate of 0.75%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

If you fully surrender your Policy during the first 6 years following any premium payment, we deduct a surrender charge from your Cash Value and pay the remaining amount (less any outstanding loan amount) to you. The payment you receive is called the Cash Surrender Value. The surrender charge is equal to 7% of the premium(s) that was paid within 6 years of the surrender.

The surrender charge may be significant. You should carefully calculate this charge before you request a surrender. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available if you surrender your Policy in the first few years after paying a premium.

Partial Surrender Charge

You may request partial surrenders of a portion of the Cash Surrender Value; however, the entire amount surrendered in the first Policy year is subject to a surrender charge. After the first Policy year, you may partially surrender amounts up to your Policy's gain (Cash Value minus premium) free of charge. We deduct a 7% surrender charge on the portion of any partial surrender that exceeds the gain and is attributable to a premium paid within 6 years prior to the partial surrender. For this purpose, we deem any gain to be withdrawn first, and then the oldest premiums in the order they were paid (i.e., first-in-first-out, or "FIFO").

Transfer Charge

  . We guarantee that you can make 12 transfers each year free from charge. We currently allow an unlimited number of free transfers.

  . We reserve the right to charge $10 for each transfer in excess of 12 during a Policy Year. We will not increase this charge.

  . For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

  .  We deduct the transfer charge from the amount being transferred.

  . Transfers we effect on the Reallocation Date, and transfers due to dollar cost averaging, asset rebalancing, and loans, do not count as transfers for the purpose of assessing this charge.

Portfolio Expenses

The value of the net assets of each subaccount reflects the investment advisory fees and other expenses incurred by the corresponding portfolio in which the subaccount invests. See the Portfolio Expenses Table in this prospectus, and the portfolios' prospectuses for further information on these fees and expenses.

Death Benefit
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Death Benefit

While the Policy is in force and if no loan is outstanding when the Insured dies, then, the death benefit is the greater of:

    (1) the Basic Death Benefit; or

    (2) the Guaranteed Minimum Death Benefit ("GMDB").

  . Basic Death Benefit: The Basic Death Benefit is the minimum amount that must be payable at the insured's death, before reduction for any outstanding loans, for the Policy to be treated as life insurance under the Internal Revenue Code. We determine the Basic Death Benefit by dividing the Cash Value by the net single premium. The net single premium is the amount of premium needed to provide a paid up death benefit of $1.00, assuming the guaranteed cost of insurance charges, a 4% interest rate, and mortality as set forth in the "Commissioners 1980 Standard Ordinary Mortality Table." The Basic Death Benefit will change monthly, or as of the date of death, due to changes in the Cash Value. The net single premium will change annually. Only the Basic Death Benefit is paid if there is an outstanding Policy Loan when the Insured dies.

  . Guaranteed Minimum Death Benefit: Until the insured's age 75, the GMDB is the greater of premiums paid (less partial surrenders) or the highest Cash Value on a Policy anniversary (adjusted for subsequent partial surrenders). At age 75, the GMDB remains fixed for the remainder of the Policy. For Policies issued after age 74, the GMDB will be the premiums paid less partial surrenders. If you take a partial surrender, the GMDB is reduced on a "dollar for dollar" basis. If you have an outstanding Policy Loan, the Guaranteed Minimum Death Benefit will terminate. If you have an outstanding Policy Loan when the Insured Dies, the Death Benefit Proceeds will be based on the Basic Death Benefit. However, if you repay the Policy Loan before the Insured Dies, we will reinstate the Guaranteed Minimum Death Benefit.

As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the Owner or the Owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options.

Death Benefit   .  the death benefit (described above); minus
Proceeds        .  any past due monthly deductions; minus
equal:          .  any outstanding Policy loan on the date of death; minus
                .  any interest you owe on the Policy loan(s), minus
                .  any payments under the Accelerated Death Benefit Rider (see below).

If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum only if required by applicable state law, from the date we receive due proof of the insured's death to the date we make payment.

We may further adjust the amount of the death benefit proceeds under certain circumstances. See Our Right to Contest the Policy; and Misstatement of Age or Sex.

The Specified Amount shown in the hypothetical illustrations in this prospectus and on the policy schedule page of your Policy is the Basic Death benefit on the Policy Date.

Accelerated Death Benefit Rider

You may apply for the simplified issue Accelerated Death Benefit Rider for long-term care under the Policy. The Accelerated Death Benefit is a portion of the Death Benefit under the Policy that may be payable monthly as reimbursement of actual charges incurred. The Insured becomes eligible for benefits under the Accelerated Death Benefit Rider by being certified as a chronically ill individual and by being confined to a nursing or assisted living facility, or by receiving home health care from a home health agency or adult or adult day care in an adult day care center. Unless the state where we issued your Policy requires otherwise, we will charge an additional premium which is equal to 3% of the life insurance premium paid for your Policy if you purchase the optional Accelerated Death Benefit Rider.

The Death Benefit under the Policy will be reduced by the amount paid under the Accelerated Death Benefit Rider. If the Insured dies while the Policy is in force and while benefits under the rider are being paid, the remaining Death Benefit proceeds will be paid to the Beneficiary and no further payments under this rider will be made to you. However, if the entire Death Benefit proceeds are paid under the terms of the rider prior to the Insured's death, the Policy will terminate and there will be no Death Benefit payable upon the Insured's death.

Benefits under the Accelerated Death Benefit Rider are not intended to be considered taxable income to you. We urge you to consult your personal tax advisor or attorney on specific points of interest to you.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Information concerning these settlement options is available on request.

Full and Partial Surrenders
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Full Surrenders

You may make a written request to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date when we receive your request.

Full            .  The insured must be alive and the Policy must be in force
Surrender          when you make your written request. A surrender is
Conditions:        effective as of the date when we receive your written
                   request. We may require that you return the Policy.

                . You will incur a surrender charge of 7% of any premium payments made within 6 years before the surrender. See Charges and Deductions--Surrender Charge.

                . Once you surrender your Policy, all coverage and other benefits under it cease.

                . We will pay you the Cash Surrender Value in a lump sum within seven days unless you request other arrangements.

Surrendering the Policy may have adverse tax consequences. See Federal Tax Considerations--Tax Treatment of Policy Benefits.

Partial Surrenders

You may request a partial surrender of a portion of your Cash Value subject to certain conditions.

  #  You must make your partial surrender request to us in writing.

  #  You must request at least $500.

  # You may withdraw up to the Policy's gain (Cash Value minus premiums) free of charge after the first Policy year.

  # At least $5,000 of Cash Surrender Value must remain in the Policy after the partial surrender.

  # We assess a surrender charge equal to 7% of the whole amount surrendered in the first Policy year.

  # We assess a surrender charge equal to 7% of the portion of any partial surrender after the first Policy year that exceeds the gain and is attributable to a premium payment made within 6 years before the partial surrender. See Charges and Deductions--Partial Surrenders.

  #  We deduct the surrender charge from the remaining Cash Value.

You can specify the subaccount(s) and fixed account from which to make the partial surrender; otherwise we will deduct the amount (including any partial surrender charge) from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Cash Value contained in each subaccount and the fixed account).

  # If you have an outstanding Variable Interest Policy Loan which exceeds 50% of the Cash Surrender Value--and your partial surrender causes your Fixed Account (excluding any DCA amounts) to fall below two times the excess of your Variable Interest Policy Loan minus 50% of the Cash Surrender Value, we then must secure all or a portion of your Policy Loan by automatically transferring the required amount from your Cash Value held in the Variable Account to the Fixed Account or you cannot make the partial surrender.

  # If you have an outstanding Fixed Account Policy Loan your Policy Loan has already been secured by your Cash Value held in the Loan Reserve in the Fixed Account and you can make a partial surrender of up to the amount remaining in the Cash Surrender Value for the policy, subject to the rules outlined above.

  # We will process the partial surrender at the unit values next determined after we receive your request.

  # We generally will pay a partial surrender request within seven days after the Valuation Date when we receive the request.

Partial surrenders may have adverse tax consequences. See Federal Tax Considerations--Tax Treatment of Policy Benefits.

Transfers
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You may make transfers from (i.e., out of) the subaccounts or from the fixed account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

  .  You may make an unlimited number of transfers in a Policy Year.

  . You may request transfers in writing (in a form we accept), or by telephone.

  . For transfers out of the fixed account, you may not transfer more than 25% of the value in the fixed account (not including amounts securing Policy loans), or $1,000 (whichever is greater). If the balance after the transfer is less than $1,000, we will transfer the entire amount in the fixed account. We only allow one transfer out of the fixed account every 12 months.

  . If you have an outstanding Variable Interest Policy Loan, which exceeds 50% of the policy's Cash Surrender Value, transfers out of the Fixed Account will be limited such that the balance remaining in the Fixed Account is sufficient to meet a minimum amount. The minimum amount is two times the excess of your Value Interest Policy Loan minus 50% of the Cash Surrender Value.

  . We may deduct a $10 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers we effect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of the transfer charge.

  . We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

  . We process transfers based on the unit values next determined after we receive your request (which is at the end of the Valuation Date during which we receive your request).

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-732-7754.

Please note the following regarding telephone transfers:

  # We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

  # We will employ reasonable procedures to confirm that telephone instructions are genuine.

  # Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

The policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to an underlying fund portfolio. We reserve the right to reject any premium payment or transfer request from any person, if, in our judgment, an underlying fund portfolio would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise be potentially adversely affected or if an underlying portfolio would reject our purchase order.

Dollar Cost Averaging

When purchasing a Policy, you may place some or all of your initial net premium in the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

Money you place in the DCA Fixed Account will earn interest at an annual rate of at least 3%. We will transfer money out of the DCA Fixed Account in equal installments over a specified period of 6 months (or other periods available at issue) and place it in the subaccounts according to your instructions. Transfers from the DCA Fixed Account are not restricted by the requirements limiting transfers from the Fixed Account when there's an outstanding Variable Interest Policy Loan.

We may credit different interest rates for dollar cost averaging programs of varying time periods. If you discontinue the dollar cost averaging program before its completion, then the interest credited on amounts in the DCA Fixed Account may be adjusted downward, but not below the minimum guaranteed effective annual interest rate of 3%.

There is no charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee.


                #  we receive your request to cancel your participation;
Dollar cost     #  the value in the DCA Fixed Account is depleted;
Averaging       #  you elect to participate in the asset rebalancing program;
will               or
Terminate if:   #  you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which we will automatically transfer amounts periodically to maintain a particular percentage allocation among the subaccounts. Cash Value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Cash Value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. The asset rebalancing program will transfer Cash Value from those subaccounts that have increased in value to those subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses. Cash Value in the fixed account and the DCA Fixed Account are not available for this program.

                #  you must complete an asset rebalancing request form and
To                 submit it to us before the maturity date
participate     #  you must have a minimum Cash Value in all subaccounts of
in the asset       $10,000.
rebalancing
program:

You may elect for asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the New York Stock Exchange ("NYSE") is closed, rebalancing will occur on the next day the NYSE is open. There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year. You can begin or end this program only once each Policy year. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Asset           #  you elect to participate in the DCA Fixed Account;
rebalancing     #  we receive your request to discontinue participation;
will cease      #  you make a transfer to or from any subaccount other than
if:                under a scheduled rebalancing; or
                #  you elect to participate in any asset allocation services provided by a third party

Loans
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While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

To request a Policy Loan, you must complete our Policy Loan Request from and send it to our Office. We cannot process your request until you have completed all items on that form.

A Policy Loan affects the Policy because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by the amount of any outstanding Policy Loan plus interest you owe on the Policy Loans. Repaying the Policy Loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment.

There are risks involved in taking a Policy Loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding Policy Loans, are not achieved. If the Policy is a "modified endowment contract" (see "Federal Tax Consequences"), the Policy Loan will be treated as a partial surrender for Federal income tax purposes. A Policy Loan may also have possible adverse tax consequences that could occur if a Policy lapses with Policy Loans outstanding.

Fixed Account Policy Loan

Collateral:

You may take a Fixed Account Policy Loan against the Policy for amounts from $500 up to 90% of the Cash Value net of any surrender charge, minus outstanding loans and any interest you owe. To secure the Fixed Account Policy Loan, we transfer an amount equal to the loan from the variable account and the fixed account to the loan account, which is a part of the fixed account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Cash Value contained in each subaccount and the fixed account).

Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different than the fixed account. We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make.

You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $500, and must be clearly marked as "loan repayments" or they will be credited as premiums if they meet minimum premium requirements. Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation schedule.

We deduct any unpaid loans from the Cash Surrender Value and death benefit proceeds payable on the insured's death. If any unpaid loan, including interest you owe, equals or exceeds the Cash Value, causing the Cash Surrender Value to become zero, then your Policy will enter a 61-day grace period. (See "Policy Lapse and Reinstatement".)

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a Loan is Outstanding. Instead the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy Loans are repaid before Insured's death.

Interest Rate:

We currently charge you an interest rate of 4.50% (the guaranteed maximum is 6%) per year on your loan. Interest is due and payable at the end of each calendar quarter, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly. We reserve the right to change the interest rate on any new and existing loans. However, the interest rate will never be raised above the guaranteed rate of 6%.

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a Loan is outstanding. Instead, the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy Loans are repaid before Insured's death.

This Fixed Account Policy Loan provision may not be available in all states.

Variable Interest Policy Loan

You may take a Variable Interest Policy Loan against the Policy while it is in force. The amount of your Policy Loan may not be greater than 90% of the Cash Value of the Policy less the applicable Surrender Charge as of the date of the Policy Loan request, less any Outstanding Loan amount. The Outstanding Loan amount is the total Policy Loan payoff amount, including accrued loan interest and any new loan(s). The minimum amount of any Policy Loan request is $500. Our Policy Loan review procedure generally results in making a Policy Loan within 7 days after review of the request. However, in certain circumstances, we may be required to defer making a Policy Loan for not more than six (6) months after the Policy Loan request is made.

The Loan Date is the date that we process your Policy Loan request. The Policy Loan may be repaid at any time while the Policy is in force.

Collateral:

The Policy is the only Collateral that we require for your Variable Interest Policy Loan. The Cash Value of the Policy becomes the Collateral for the repayment of the Policy Loan. For a Policy Loan of up to 50% of the Cash Value of the Policy, you may choose to have the Collateral in the Fixed Account, the Variable Account or both the Fixed and Variable Accounts. For a Policy Loan greater than 50% of the Cash Surrender Value of the Policy, an amount of Collateral must remain in the Fixed Account equal to two times the portion of the Policy Loan that exceeds 50% of the Cash Surrender Value of the Policy. If the amount in the Fixed Account is not sufficient to meet this requirement, the additional amount necessary will be transferred automatically from the Variable Account to the Fixed Account on a pro-rata basis, according to your existing fund allocation instructions.

We will reevaluate Policy values whenever any of the following occurs:

  # A new Policy Loan or an addition to an existing Policy Loan is taken; # A partial withdrawal is processed;
  # A benefit is paid under the Acceleration of Death Benefit Rider; or # A transfer is made from the Fixed Account to the Variable Account.

We will not automatically transfer amounts from the Fixed Account to the Variable Account. You may request a transfer from the Fixed Account to the Variable Account within 30 days after a Variable Interest Policy Loan repayment. A transfer to the Variable Account following a Policy Loan repayment may be for any amount up to the amount of the repayment. No transfer to the Variable Account will be permitted to the extent that such transfer would result in the Fixed Account being less than the required amount.

Interest Rate:

We will charge interest on the Policy Loan while it is outstanding. We may adjust the rate of interest at the end of a calendar quarter. The rate will not exceed the greater of (i) the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined; or
(ii) the interest rated used to determine cash surrender value in the Fixed Account under the Policy during the applicable period plus 1% per year. The "Published Monthly Average" is Moody's Corporate Bond Yield Average--Monthly Average Corporates as published by Moody's Investors Service, Inc., for the calendar month ending two months before the date on which the maximum rate is to be determined. (In the event that the Moody's Corporate Bond Yield Average-- Monthly Average Corporates is no longer published, a substantially similar average, established by regulation by the Iowa Commissioner of Insurance will be instituted.)

We will notify you of the initial interest rate to be charged on the loan at the time a Policy Loan is made. We will notify you in advance of any change in the interest rate applicable to any existing Policy Loan(s). Interest on your Policy Loan is payable in arrears. Interest is due at the end of each calendar quarter. Any interest not paid when due will be added to the Policy Loan at the end of each calendar quarter.

The Guaranteed Minimum Death Benefit will not be paid if the Insured dies while a Loan is Outstanding. Instead, the death benefit under the Policy will be the Basic Death Benefit. The Guaranteed Minimum Death Benefit will be reinstated if all outstanding Policy Loans are repaid before Insured's death.

This Variable Interest Policy Loan provision may not be available in all states.

Policy Lapse and Reinstatement
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Lapse

If you have no outstanding Policy loans, then we guarantee that your Policy will not lapse, regardless of investment performance. If you do have an outstanding loan, then certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient payment to keep your Policy in force:

  . If you have an outstanding Policy loan and your Policy's Cash Surrender Value becomes zero (or negative), then the Policy will enter a 61-day grace period.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. The payment must be sufficient enough to cause the Cash Surrender Value to exceed zero, after deducting all due and unpaid monthly deductions and outstanding loans.

Reinstatement

You may not reinstate your Policy if it lapses unless we issued your Policy in a state which requires that the Policy include a reinstatement provision. If your Policy was issued in a state which requires that the Policy include a reinstatement provision, then you may request a reinstatement of a lapsed Policy within five years of the date of lapse (and prior to the Maturity Date). To reinstate a Policy, you must:

  .  submit a written application for reinstatement;
  . provide evidence of insurability satisfactory to us; and . make a premium payment that is large enough to cover the sum of:
    # the monthly deductions not previously paid during the grace period, plus
    #  $10,000.

We will not reinstate any outstanding loans (including interest you owe). The amount in the loan account on the reinstatement date will be zero. Your Cash Surrender Value on the reinstatement date will equal the premium you pay at reinstatement minus the sum of:

  (1) monthly deductions to cover the grace period;
  (2) one additional monthly deduction; and
  (3) any surrender charge.

The reinstatement date for your Policy will be the monthly date on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

Federal Tax Considerations
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The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Internal Revenue Code ("Code") in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The guidance as to how these requirements are to be generally applied is limited and the manner in which such requirements should be applied to certain features of the Policy is not directly addressed by the available legal authorities. Nevertheless, we believe that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over variable account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the variable account assets supporting the Policy.

In addition, the Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance contracts. The Policy will generally be classified as a MEC, although some policies issued in exchange for life insurance contracts are not. You should consult a tax advisor to determine the circumstances, if any, under which your Policy would not be classified as a MEC.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

  . All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed.

  . Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

  . A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

  . If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions (other than death benefits) from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, if the difference between the interest rate credited on an amount in the loan account and the interest rate changed on the Policy loan is negligible, the tax consequences are uncertain. In these circumstances, you should consult a tax adviser as to such consequences. In addition, if a Policy that is not a MEC lapses when a Policy loan is outstanding, the loan balance will be treated as a distribution and taxed accordingly.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Continuing the Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the 100th birthday of the insured are uncertain. You should consult a tax advisor as to these consequences.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Other Policy Information
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Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for you and/or the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy Date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy Date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loans, and less any partial surrenders previously paid.

Misstatement of Age or Sex

If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  # to conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject; or

  # to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

  #  to reflect a change in the variable account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

Payments We Make

We usually pay the amounts of any surrender, partial surrender, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

  . the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); or

  . the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; or

  . the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, or payments under a payment option until such check or draft has been honored.

Reports to Owners

Once each calendar quarter, we plan to mail to Owners at their last known address a report showing the following information as of the end of the report period:

  X  the current Cash Value

  X  the current Cash Surrender Value

  X  the current death benefit

  X any activity (e.g., premiums paid, partial surrenders, deductions, loans or loan repayments, other transactions) since the last report

  X  any other information required by law

We may amend these reporting procedures at any time, and/or provide less frequent reports.

Records

We will maintain all records relating to the variable account and the fixed account.

Policy Termination

Your Policy will terminate on the earliest of:

 #  the maturity date (insured's age 100)
                                   #  the end of the grace period without a
 #  the date the insured dies         sufficient payment
                                   #  the date you surrender the Policy

Performance Data
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Hypothetical illustrations based on adjusted historic portfolio performance

In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Cash Value and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated. Hypothetical illustrations are not indicative of future performance.

The values we illustrate for death benefit, Cash Value and Cash Surrender Value take into account any charges and deductions from the Policy, the variable account and the portfolios. We have not deducted any charges for premium taxes. These charges could be substantial and would lower the performance figures significantly if reflected.

The charges and deductions that are used to determine the Cash Value are as follows:

  .  monthly cost of insurance charges;
  .  monthly administrative charges; and
  .  monthly asset based charges.

If the Cash Value is greater than 200% of the total premiums paid, and the Cash Value exceeds $2,000, then we will credit your Cash Value with additional interest at an annual rate of 0.50%.

Each of the following hypothetical illustrations is based on the historical investment performance of the portfolios. Each illustration assumes that the entire premium of $50,000 is allocated to the particular subaccount, and that there are no transfers, no loans, and no partial surrenders. The values would be different for an insured of a different sex, age, or risk class. The adjusted historical annual total return figures are the total returns of the portfolio for each year, less the 0.75% daily charge deducted from the variable account.

                                  JANUS GROWTH
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                        Cash Surrender     Adjusted
                 Death Benefit         Cash Value           Value         Historical
              -------------------- ------------------ ------------------    Annual
               Current  Guaranteed Current Guaranteed Current Guaranteed Total Return
              --------- ---------- ------- ---------- ------- ---------- ------------
10/31/1986..    109,800   109,800   48,943   48,934    45,443   45,434         N/A
12/31/1987..    114,233   113,929   52,430   52,279    48,930   48,779         N/A
12/31/1988..    128,922   128,245   60,899   60,564    57,399   57,064       17.75%
12/31/1989..    180,435   178,962   87,683   86,944    84,183   83,444       45.97%
12/31/1990..    171,386   169,430   85,644   84,640    82,144   81,140       -0.97%
12/31/1991..    260,992   257,069  134,111  132,051   130,611  128,551       58.64%
12/31/1992..    255,862   250,990  135,004  132,385   135,004  132,385        1.58%
12/31/1993..    257,190   252,294  138,568  135,880   138,568  135,880        3.21%
12/31/1994..    228,065   223,723  125,391  122,958   125,391  122,958       -9.00%
12/31/1995..    324,862   318,677  182,144  178,609   182,144  178,609       46.05%
12/31/1996..    371,515   364,442  212,580  208,454   212,580  208,454       17.09%
12/31/1997..    425,596   417,493  249,418  244,577   249,418  244,577       16.68%
12/31/1998..    682,858   669,857  409,618  401,668   409,618  401,668       63.29%
12/31/1999..  1,064,203 1,043,942  653,034  640,359   653,034  640,359       58.52%
12/31/2000..    738,093   724,041  473,410  464,397   473,410  464,397      -29.47%

Note: Assuming the policy was purchased on 10/31/1986

                           VAN KAMPEN EMERGING GROWTH
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
              ------------------ ------------------ ------------------    Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
3/31/1993...  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1993..  127,872  127,658    56,999   56,893    53,499   53,393         N/A
12/31/1994..  112,638  112,172    51,698   51,473    48,198   47,973       -8.05%
12/31/1995..  157,326  156,238    74,316   73,784    70,816   70,284       45.73%
12/31/1996..  177,988  176,204    86,494   85,604    82,994   82,104       18.00%
12/31/1997..  205,796  203,021   102,839  101,421    99,339   97,921       20.56%
12/31/1998..  270,151  265,470   138,817  136,366   135,317  132,866       36.33%
12/31/1999..  531,230  519,770   279,786  273,649   279,786  273,649      103.70%
12/31/2000..  448,412  436,638   242,935  236,459   242,935  236,459      -12.57%

Note: Assuming the policy was purchased on 3/31/1993

                       AIM V.I. CAPITAL APPRECIATION FUND
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
 5/31/1993  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1993  125,555  125,391    55,966   55,882    52,466   52,382         N/A
12/31/1994  122,359  121,905    56,159   55,939    52,659   52,439        1.73%
12/31/1995  157,966  156,948    74,618   74,120    71,118   70,620       34.70%
12/31/1996  176,759  175,081    85,897   85,059    82,397   81,559       16.71%
12/31/1997  190,994  188,531    95,442   94,183    91,942   90,683       12.66%
12/31/1998  217,298  213,966   111,811  109,910   108,311  106,410       18.42%
12/31/1999  301,479  295,194   159,147  155,771   159,147  155,771       43.56%
12/31/2000  257,390  250,838   139,509  135,902   139,509  135,902      -11.57%

Note: Assuming the policy was purchased on 5/31/1993

                      AIM V.I. GOVERNMENT SECURITIES FUND
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
 5/31/1993  109,800  109,800   48,943    48,934   45,443    45,434        N/A
12/31/1993  112,393  112,246   50,099    50,024   46,599    46,524        N/A
12/31/1994  102,829  102,447   47,193    47,008   43,693    43,508      -4.46%
12/31/1995  113,025  112,297   53,390    53,033   49,890    49,533      14.71%
12/31/1996  110,016  108,972   53,463    52,941   49,963    49,441       1.53%
12/31/1997  113,272  111,811   56,603    55,856   53,103    52,356       7.35%
12/31/1998  116,208  114,270   59,686    58,671   56,186    55,171       6.93%
12/31/1999  109,243  106,965   57,641    56,418   57,641    56,418      -2.06%
12/31/2000  114,654  111,735   62,116    60,509   62,116    60,509       9.31%

Note: Assuming the policy was purchased on 5/31/1993

                           AIM V.I. GROWTH AND INCOME
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
 5/31/1994  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1994  110,404  110,260    49,212   49,139    45,712   45,639         N/A
12/31/1995  140,537  140,015    64,503   64,249    61,003   60,749       32.88%
12/31/1996  160,371  159,338    75,754   75,248    72,254   71,748       19.06%
12/31/1997  191,882  190,060    93,246   92,336    89,746   88,836       24.80%
12/31/1998  233,893  230,243   116,933  115,021   113,433  111,521       26.57%
12/31/1999  300,702  294,068   154,516  151,056   151,016  147,556       33.27%
12/31/2000  246,112  239,659   129,919  126,466   129,919  126,466      -15.19%

Note: Assuming the policy was purchased on 5/31/1994

                              AIM V.I. VALUE FUND
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
 5/31/1993  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1993  122,425  122,265    54,571   54,489    51,071   50,989         N/A
12/31/1994  121,102  120,651    55,582   55,364    52,082   51,864        3.26%
12/31/1995  156,990  155,979    74,157   73,662    70,657   70,162       35.25%
12/31/1996  171,844  170,213    83,509   82,694    80,009   79,194       14.17%
12/31/1997  202,370  199,760   101,127   99,792    97,627   96,292       22.79%
12/31/1998  255,870  251,604   131,479  129,244   127,979  125,744       31.42%
12/31/1999  318,415  311,777   168,087  164,522   168,087  164,522       28.95%
12/31/2000  260,442  253,812   141,163  137,513   141,163  137,513      -15.28%

Note: Assuming the policy was purchased on 5/31/1993

                    DREYFUS STOCK INDEX FUND--INITIAL CLASS
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
                -------------        ----------       --------------      Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
9/30/1989...  109,800  109,800    48,943   48,934    45,443   45,434        N/A
12/31/1989..  111,568  111,505    49,731   49,694    46,231   46,194        N/A
12/31/1990..  102,340  102,046    46,968   46,824    43,468   43,324      -4.21%
12/31/1991..  126,382  125,688    59,699   59,357    56,199   55,857      28.90%
12/31/1992..  128,820  127,734    62,601   62,056    59,101   58,556       6.31%
12/31/1993..  131,436  129,896    65,680   64,891    62,180   61,391       6.38%
12/31/1994..  128,806  126,827    66,157   65,119    62,657   61,619       2.14%
12/31/1995..  167,988  164,789    88,556   86,838    88,556   86,838      35.78%
12/31/1996..  197,903  194,135   106,527  104,460   106,527  104,460      21.63%
12/31/1997..  253,495  248,668   139,243  136,540   139,243  136,540      31.99%
12/31/1998..  314,628  308,637   176,241  172,821   176,241  172,821      27.27%
12/31/1999..  368,054  361,046   210,501  206,415   210,501  206,415      19.72%
12/31/2000..  325,344  319,149   194,931  191,219   194,931  191,219      -9.96%

Note: Assuming the policy was purchased on 9/30/1989

                      DREYFUS VIF--MONEY MARKET PORTFOLIO
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                                               Adjusted
                Death Benefit        Cash Value     Cash Surrender Value      Historical
                -------------        ----------     --------------------        Annual
              Current Guaranteed Current Guaranteed Current     Guaranteed   Total Return
              ------- ---------- ------- ---------- ----------  -----------  ------------
8/31/1990...  109,800  109,800   48,943    48,934       45,443        45,434      N/A
12/31/1990..  111,685  111,601   49,783    49,737       46,283        46,237      N/A
12/31/1991..  112,530  112,183   51,648    51,478       48,148        47,978     5.19%
12/31/1992..  111,488  110,850   52,663    52,349       49,163        48,849     3.37%
12/31/1993..  109,585  108,632   53,253    52,776       49,753        49,276     2.52%
12/31/1994..  108,883  107,576   54,410    53,741       50,910        50,241     3.60%
12/31/1995..  109,558  107,839   56,271    55,369       52,771        51,869     4.87%
12/31/1996..  109,693  107,525   57,674    56,451       57,674        56,451     4.32%
12/31/1997..  109,973  107,305   58,524    56,749       58,524        56,749     4.41%
12/31/1998..  110,198  106,978   59,301    56,899       59,301        56,899     4.31%
12/31/1999..  109,607  105,807   59,584    56,497       59,584        56,497     3.49%
12/31/2000..  110,386  105,900   64,526    61,870       64,526        61,870     4.54%

Note: Assuming the policy was purchased on 8/31/1990

           DREYFUS VIF--SMALL COMPANY STOCK PORTFOLIO--INITIAL CLASS
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
 5/31/1996  109,800  109,800   48,943    48,934   45,443    45,434        N/A
12/31/1996  113,442  113,295   50,566    50,491   47,066    46,991        N/A
12/31/1997  131,350  130,862   60,286    60,049   56,786    56,549      20.87%
12/31/1998  117,484  116,727   55,496    55,125   51,996    51,625      -6.68%
12/31/1999  123,658  122,484   60,092    59,506   56,592    56,006       9.78%
12/31/2000  127,751  122,485   63,839    59,507   60,339    56,007       7.72%

Note: Assuming the policy was purchased on 5/31/1996

                           MFS EMERGING GROWTH SERIES
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
 7/31/1995  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1995  126,885  126,767    56,559   56,496    53,059   52,996         N/A
12/31/1996  141,184  140,719    64,800   64,573    61,300   61,073       16.16%
12/31/1997  163,747  162,770    77,349   76,869    73,849   73,369       21.01%
12/31/1998  208,082  207,208   101,604  100,667    98,104   97,167       33.18%
12/31/1999  352,471  348,134   176,214  173,994   172,714  170,494       75.45%
12/31/2000  271,330  266,984   139,423  137,144   135,923  133,644      -20.21%

Note: Assuming the policy was purchased on 7/31/1995

                              MFS RESEARCH SERIES
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
 7/31/1995  109,800  109,800    48,943   48,934    45,443   45,434        N/A
12/31/1995  120,385  120,272    53,661   53,601    50,161   50,101        N/A
12/31/1996  140,029  139,568    64,269   64,044    60,769   60,544      21.43%
12/31/1997  160,215  159,259    75,680   75,211    72,180   71,711      19.37%
12/31/1998  188,133  186,447    91,424   90,581    87,924   87,081      22.48%
12/31/1999  222,185  219,451   111,028  109,629   107,528  106,129      23.14%
12/31/2000  201,689  198,459   103,638  101,944   100,138   98,444      -5.56%

Note: Assuming the policy was purchased on 7/31/1995

                            MFS TOTAL RETURN SERIES
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
                -------------        ----------       --------------      Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
 1/31/1995..  109,800  109,800    48,943   48,934   45,443    45,434        N/A
12/31/1995..  136,430  136,150    60,814   60,678   57,314    57,178        N/A
12/31/1996..  148,389  147,712    68,106   67,781   64,606    64,281      13.52%
12/31/1997..  171,240  169,974    80,888   80,271   77,388    76,771      20.41%
12/31/1998..  183,054  181,122    88,956   87,993   85,456    84,493      11.50%
12/31/1999..  179,620  177,091    89,758   88,468   86,258    84,968       2.32%
12/31/2000..  198,436  194,867   101,920  100,053   98,420    96,553      15.15%

Note: Assuming the policy was purchased on 1/31/1995

                              MFS UTILITIES SERIES
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                      Cash Surrender     Adjusted
                Death Benefit        Cash Value           Value         Historical
                -------------        ----------       --------------      Annual
              Current Guaranteed Current Guaranteed Current Guaranteed Total Return
              ------- ---------- ------- ---------- ------- ---------- ------------
 1/31/1995..  109,800  109,800    48,943   48,934    45,443   45,434        N/A
12/31/1995..  140,841  140,552    62,780   62,639    59,280   59,139        N/A
12/31/1996..  158,735  158,010    72,855   72,507    69,355   69,007      17.64%
12/31/1997..  198,895  197,424    93,952   93,235    90,452   89,735      30.74%
12/31/1998..  223,462  221,103   108,593  107,417   105,093  103,917      17.19%
12/31/1999..  279,562  275,626   139,764  137,755   136,264  134,255      29.85%
12/31/2000..  286,610  281,455   147,275  144,578   143,775  141,078       6.28%

Note: Assuming the policy was purchased on 1/31/1995

                    OPPENHEIMER CAPITAL APPRECIATION FUND/VA
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ---------------
 4/30/1985  109,800  109,800    48,943   48,934    45,443   45,434       N/A
12/31/1985  119,475  119,297    53,256   53,166    49,756   49,666       N/A
12/31/1986  133,785  133,259    61,403   61,149    57,903   57,649     16.89%
12/31/1987  131,483  130,604    62,108   61,679    58,608   58,179      2.54%
12/31/1988  152,775  151,284    74,241   73,497    70,741   69,997     21.19%
12/31/1989  179,747  177,376    89,822   88,610    86,322   85,110     22.68%
12/31/1990  157,095  154,424    80,686   79,288    77,186   75,788     -8.90%
12/31/1991  187,894  183,909    99,258   97,153    99,258   97,153     24.62%
12/31/1992  205,094  199,791   111,245  108,369   111,245  108,369     13.68%
12/31/1993  210,505  203,984   117,168  113,538   117,168  113,538      6.45%
12/31/1994  203,866  196,405   116,368  112,109   116,368  112,109      0.21%
12/31/1995  268,439  256,964   157,035  150,323   157,035  150,323     35.66%
12/31/1996  324,585  308,541   194,476  184,863   194,476  184,863     24.28%
12/31/1997  397,355  374,843   243,688  229,882   243,688  229,882     25.75%
12/31/1998  476,397  445,707   298,874  279,260   298,874  279,620     23.09%
12/31/1999  652,990  605,487   418,825  388,357   418,825  388,357     40.63%
12/31/2000  630,262  579,088   412,695  378,897   412,695  378,897     -0.97%

Note: Assuming the policy was purchased on 4/30/1985

                     OPPENHEIMER GLOBAL SECURITIES FUND/VA
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
11/30/1990  109,800  109,800    48,943   48,934    45,443   45,434        N/A
12/31/1990  110,261  110,240    49,148   49,130    45,648   45,630        N/A
12/31/1991  108,352  108,087    49,728   49,596    46,228   46,096       2.62%
12/31/1992   95,689   95,209    45,198   44,960    41,698   41,460      -7.81%
12/31/1993  155,068  153,843    75,356   74,741    71,856   71,241      69.11%
12/31/1994  139,165  137,617    69,542   68,748    66,042   65,248      -6.43%
12/31/1995  135,496  133,503    69,593   68,546    66,093   65,046       1.48%
12/31/1996  152,071  149,230    80,239   78,711    80,239   78,711      16.93%
12/31/1997  170,917  167,662    87,503   85,803    87,503   85,803      21.52%
12/31/1998  178,532  175,133    88,332   86,614    88,332   86,614      13.26%
12/31/1999  259,374  254,435   123,467  121,063   123,467  121,063      57.34%
12/31/2000  252,382  247,576   147,642  144,831   147,642  144,831       4.31%

Note: Assuming the policy was purchased on 11/30/1990

                        OPPENHEIMER HIGH INCOME FUND/VA
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
 1/31/1988  109,800  109,800    48,943   48,934    45,443   45,434        N/A
12/31/1988  122,164  121,913    54,454   54,332    50,954   50,832        N/A
12/31/1989  121,798  121,242    55,902   55,635    52,402   52,135       4.06%
12/31/1990  121,251  120,354    57,275   56,838    53,775   53,338       3.87%
12/31/1991  154,532  152,901    75,096   74,283    71,596   70,783      32.94%
12/31/1992  173,468  171,026    86,684   85,438    83,184   81,938      17.05%
12/31/1993  208,710  204,956   107,196  105,234   103,696  101,734      25.41%
12/31/1994  193,372  189,060   102,743  100,415   102,743  100,415      -3.90%
12/31/1995  223,076  217,041   123,792  120,394   123,792  120,394      19.48%
12/31/1996  246,511  238,550   138,622  134,084   138,622  134,084      14.40%
12/31/1997  265,352  255,256   153,620  147,702   153,620  147,702      11.38%
12/31/1998  256,718  245,339   152,900  146,043   152,900  146,043      -0.45%
12/31/1999  258,507  245,286   154,404  146,420   154,404  146,420       3.51%
12/31/2000  240,618  226,542   147,452  138,735   147,452  138,735      -4.37%

Note: Assuming the policy was purchased on 1/31/1988

                OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
 7/31/1995  109,800  109,800    48,943   48,934    45,443   45,434        N/A
12/31/1995  131,703  131,580    58,706   58,641    55,206   55,141        N/A
12/31/1996  165,952  165,406    76,167   75,900    72,667   72,400      31.54%
12/31/1997  209,181  207,934    98,811   98,198    95,311   94,698      31.51%
12/31/1998  208,798  206,927   101,513  100,576    98,013   97,076       3.92%
12/31/1999  243,268  240,275   121,620  120,087   118,120  116,587      20.81%
12/31/2000  212,495  209,091   109,191  107,406   105,691  103,906      -9.46%

Note: Assuming the policy was purchased on 7/31/1995

                       OPPENHEIMER STRATEGIC BOND FUND/VA
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
 5/31/1993  109,800  109,800   48,943    48,934   45,443    45,434        N/A
12/31/1993  113,723  113,575   50,692    50,616   47,192    47,116        N/A
12/31/1994  104,000  103,614   47,731    47,543   44,231    44,043      -4.50%
12/31/1995  114,081  113,346   53,888    53,528   50,388    50,028      14.48%
12/31/1996  121,671  120,515   59,126    58,549   55,626    55,049      11.24%
12/31/1997  125,908  124,284   62,918    62,087   59,418    58,587       7.90%
12/31/1998  123,370  121,312   63,364    62,287   59,864    58,787       2.13%
12/31/1999  120,847  118,327   63,764    62,411   63,764    62,411       2.06%
12/31/2000  118,205  115,195   64,039    62,383   64,039    62,383       1.87%

Note: Assuming the policy was purchased on 5/31/1993

                       TRANSAMERICA VIF GROWTH PORTFOLIO
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                                             Adjusted
               Death Benefit          Cash Value      Cash Surrender Value  Historical
            -------------------- -------------------- --------------------    Annual
             Current  Guaranteed  Current  Guaranteed  Current  Guaranteed Total Return
            --------- ---------- --------- ---------- --------- ---------- ------------
12/31/1980    109,800   109,800     48,943    48,934     45,443    45,434        N/A
12/31/1981    102,595   102,365     47,085    46,970     43,585    43,470      -2.43%
12/31/1982    116,338   115,783     54,955    54,679     51,455    51,179      18.38%
12/31/1983    128,125   127,147     62,263    61,771     58,763    58,271      14.86%
12/31/1984    118,723   117,438     59,327    58,667     55,827    55,167      -3.39%
12/31/1985    146,255   144,152     75,118    74,014     71,618    70,514      28.39%
12/31/1986    156,083   153,225     82,356    80,818     82,356    80,818      11.18%
12/31/1987    168,216   164,405     93,228    91,078     93,228    91,078      12.23%
12/31/1988    215,418   209,503    124,651   121,173    124,651   121,173      33.30%
12/31/1989    277,245   268,169    142,503   137,769    142,503   137,769      33.15%
12/31/1990    237,391   228,245    147,918   142,141    147,918   142,141     -11.45%
12/31/1991    324,015   309,483    196,574   187,645    196,574   187,645      40.27%
12/31/1992    356,290   337,865    225,631   213,823    225,631   213,823      12.96%
12/31/1993    422,722   397,732    274,084   257,699    274,084   257,699      21.81%
12/31/1994    440,112   410,595    286,032   266,645    286,032   266,645       6.83%
12/31/1995    645,103   604,667    425,053   392,629    425,053   392,629      52.38%
12/31/1996    809,239   741,269    597,886   547,251    597,886   547,251      26.86%
12/31/1997  1,147,757 1,041,798    816,142   740,234    816,142   740,234      45.44%
12/31/1998  1,591,899 1,431,801  1,226,696 1,102,487  1,226,696 1,102,487      42.23%
12/31/1999  2,123,061 1,892,184  1,311,302 1,167,815  1,311,302 1,167,815      36,78%
12/31/2000  1,854,780 1,638,102  1,336,260 1,179,270  1,336,260 1,179,270     -10.36%

Note: Assuming the policy was purchased on 12/31/1980

            FIDELITY--VIP EQUITY-INCOME PORTFOLIO -- SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
10/31/1986  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1986  108,431  108,390    48,332   48,305    44,832   44,805         N/A
12/31/1987  101,896  101,625    46,765   46,631    43,265   43,131       -1.87%
12/31/1988  118,908  118,284    56,169   55,860    52,669   52,360       21.81%
12/31/1989  132,795  131,711    64,532   63,988    61,032   60,488       16.48%
12/31/1990  107,063  105,841    53,498   52,871    49,998   49,371      -15.93%
12/31/1991  133,976  131,961    68,812   67,754    65,312   64,254       30.48%
12/31/1992  149,197  146,355    81,022   79,450    81,022   79,450       16.02%
12/31/1993  168,223  164,275    95,093   92,824    95,093   92,824       17.42%
12/31/1994  171,742  166,874    96,910   94,120    96,910   94,120        6.27%
12/31/1995  221,583  214,113   129,980  125,535   129,980  125,535       34.11%
12/31/1996  243,289  233,656   147,740  141,812   147,740  141,812       13.44%
12/31/1997  300,897  287,054   179,741  171,369   179,741  171,369       27.12%
12/31/1998  324,285  307,111   198,061  187,450   198,061  187,450       10.71%
12/31/1999  333,102  312,965   226,728  212,871   226,728  212,871        5.46%
12/31/2000  348,419  324,554   223,304  207,850   223,304  207,850        7.33%

Note: Assuming the policy was purchased on 10/31/1986

               FIDELITY--VIP GROWTH PORTFOLIO -- SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
10/31/1986  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1986  109,734  109,693    48,913   48,886    45,413   45,386         N/A
12/31/1987  108,129  107,842    49,626   49,483    46,126   45,983        2.89%
12/31/1988  118,847  118,223    56,140   55,831    52,640   52,331       14.72%
12/31/1989  148,764  147,549    72,293   71,683    68,793   68,183       30.55%
12/31/1990  124,987  123,560    62,457   61,726    58,957   58,226      -12.40%
12/31/1991  173,235  170,631    88,976   87,609    85,476   84,109       44.46%
12/31/1992  180,420  176,986    97,016   95,134    97,016   95,134        8.51%
12/31/1993  205,468  200,648   114,096  111,373   114,096  111,373       18.49%
12/31/1994  196,956  191,375   107,404  104,313   107,404  104,313       -0.77%
12/31/1995  255,823  247,201   184,122  143,059   148,122  143,059       34.38%
12/31/1996  281,919  270,759   174,249  167,259   174,249  167,259       13.85%
12/31/1997  336,381  320,908   204,071  194,567   204,071  194,567       22.64%
12/31/1998  453,104  429,112   300,125  284,047   300,125  284,047       38.36%
12/31/1999  601,515  565,157   352,049  330,535   352,049  330,535       36.29%
12/31/2000  508,372  473,554   325,819  303,272   325,819  303,272      -13.27%

Note: Assuming the policy was purchased on 10/31/1986

             FIDELITY--VIP HIGH INCOME PORTFOLIO -- SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
09/30/1985  109,800  109,800    48,943   48,934    45,443   45,434         N/A
12/31/1985  115,919  115,854    51,670   51,632    48,170   48,132         N/A
12/31/1986  129,695  129,323    59,526   59,343    56,026   55,843       16.81%
12/31/1987  124,872  124,187    58,986   58,648    55,486   55,148        0.45%
12/31/1988  132,671  131,553    64,472   63,912    60,972   60,412       10.81%
12/31/1989  121,024  119,606    60,477   59,751    56,977   56,251       -4.89%
12/31/1990  112,672  110,942    57,870   56,962    54,370   53,462       -2.97%
12/31/1991  145,015  142,201    80,554   78,962    80,554   78,962       34.09%
12/31/1992  170,242  166,180    94,645   92,349    94,645   92,349       22.26%
12/31/1993  195,731  190,098   112,428  109,143   112,428  109,143       19.51%
12/31/1994  184,671  178,358   106,442  102,752   106,442  102,752       -2.37%
12/31/1995  214,287  205,691   128,152  122,944   128,152  122,944       19.83%
12/31/1996  235,971  224,982   143,169  136,420   143,169  136,420       13.19%
12/31/1997  268,097  253,736   168,140  159,029   168,140  159,029       16.71%
12/31/1998  247,896  232,747   159,694  149,830   159,694  149,830       -5.06%
12/31/1999  259,161  241,227   165,049  153,511   165,049  153,511        7.27%
12/31/2000  193,420  178,394   126,651  116,723   126,651  116,723      -23.44%

Note: Assuming the policy was purchased on 09/30/1985

          FIDELITY--VIP II CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
01/31/1995  109,800  109,800    48,943   48,934    45,443   45,434        N/A
12/31/1995  152,440  152,127    67,950   67,798    64,450   64,298        N/A
12/31/1996  175,736  174,934    80,658   80,273    77,158   76,773      20.33%
12/31/1997  207,451  205,917    97,993   97,246    94,493   93,746      23.17%
12/31/1998  256,534  253,826   124,664  123,315   121,164  119,815      28.98%
12/31/1999  304,581  300,293   152,272  150,083   148,772  146,583      23.23%
12/31/2000  271,703  266,817   139,615  137,058   136,115  133,558      -7.53%

Note: Assuming the policy was purchased on 01/31/1995

      FIDELITY--VIP II INVESTMENT GRADE BOND PORTFOLIO -- SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
12/31/1988  109,800  109,800   48,943    48,934   45,443    45,434        N/A
12/31/1989  115,083  114,826   52,820    52,691   49,320    49,191       9.44%
12/31/1990  116,293  115,738   54,933    54,658   51,433    51,158       5.42%
12/31/1991  128,806  127,823   62,594    62,099   59,094    58,599      15.52%
12/31/1992  130,780  129,365   65,352    64,626   61,852    61,126       5.86%
12/31/1993  138,204  136,218   70,984    69,940   67,484    66,440      10.14%
12/31/1994  126,714  124,394   66,860    65,611   66,860    65,611      -4.48%
12/31/1995  141,703  138,493   77,213    75,433   77,213    75,433      16.46%
12/31/1996  139,423  135,596   77,651    75,485   77,651    75,485       2.42%
12/31/1997  145,069  140,320   83,707    80,927   83,707    80,927       8.25%
12/31/1998  150,723  144,916   88,797    85,329   88,797    85,329       8.04%
12/31/1999  143,218  136,795   84,772    80,922   84,772    80,922      -1.79%
12/31/2000  152,317  144,441   93,341    88,456   93,341    88,456       9.86%

Note: Assuming the policy was purchased on 12/31/1988

         FIDELITY--VIP III GROWTH & INCOME PORTFOLIO -- SERVICE CLASS 2 Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
01/31/1997  109,800  109,800   48,943    48,934   45,443    45,434        N/A
12/31/1997  131,619  131,349   58,669    58,538   55,169    55,038        N/A
12/31/1998  166,326  165,567   76,339    75,974   72,839    72,474      31.90%
12/31/1999  172,562  171,286   81,513    80,891   78,013    77,391       8.25%
12/31/2000  157,943  156,276   76,753    75,923   73,253    72,423      -4.53%

Note: Assuming the policy was purchased on 01/31/1997

            FIDELITY--VIP III BALANCED PORTFOLIO -- SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
01/31/1995  109,800  109,800   48,943    48,934   45,443    45,434        N/A
12/31/1995  122,769  122,517   54,724    54,602   51,224    51,102        N/A
12/31/1996  128,397  127,811   58,930    58,649   55,430    55,149       9.16%
12/31/1997  149,353  148,249   70,550    70,011   67,050    66,511      21.37%
12/31/1998  166,680  164,920   80,999    80,122   77,499    76,622      16.41%
12/31/1999  165,689  163,356   82,797    81,606   79,297    78,106       3.65%
12/31/2000  150,654  147,945   77,378    75,961   73,878    72,461      -5.22%

Note: Assuming the policy was purchased on 01/31/1995

             FIDELITY--VIP III MID CAP PORTFOLIO -- SERVICE CLASS 2
         Male, Issue Age 55, Non-Tobacco Use, Approved Preferred Class
              ($109,800 Specified Amount, Initial Premium $50,000)
              Both Current and Guaranteed Cost of Insurance Rates

                                                    Cash Surrender     Adjusted
              Death Benefit        Cash Value           Value         Historical
            ------------------ ------------------ ------------------    Annual
            Current Guaranteed Current Guaranteed Current Guaranteed Total Return
            ------- ---------- ------- ---------- ------- ---------- ------------
12/31/1998  109,800  109,800   48,943    48,934   45,443    45,434        N/A
12/31/1999  155,489  155,142   71,365    71,191   67,865    67,691      47.87%
12/31/2000  197,260  196,319   93,180    92,713   89,680    89,213      32.36%

Note: Assuming the policy was purchased on 12/31/1998

Additional Information
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Sale of the Policies

The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation
(AFSG), the principal underwriter of the Policy. AFSG is located at 4425 North River Blvd. NE, Cedar Rapids, Iowa 52402, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The maximum sales commission payable to Transamerica agents or other registered representatives will be approximately 7% of the initial premium. In addition, certain production, persistency and managerial bonuses may be paid.

Associate Policies

The Policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of Transamerica or its affiliated companies or their spouse or minor children. In such a case, Transamerica may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs Transamerica experiences on those purchases. The credit will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. Transamerica may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which Transamerica is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Frank A. Camp, Vice President and Division General Counsel, Transamerica Life Insurance Company, has passed upon all matters of Iowa law pertaining to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the variable account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that there are no pending or threatened lawsuits that will adversely impact us or the variable account.

Experts

The statutory-basis financial statements and schedules of PFL Life Insurance Company (now known as Transamerica) as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of the subaccounts of the Legacy Builder Variable Life Separate Account as of December 31, 2000, and for the period February 11, 2000 (commencement of operations) through December 31, 2000, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, Independent Auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, as set forth in their reports thereon appearing elsewhere herein. The statutory-basis financial statements and schedules of PFL Life Insurance Company (now known as Transamerica) and the subaccounts of the Legacy Builder Variable Life Separate Account referred to above are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Richard R. Greer as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Transamerica's statutory-basis financial statements and schedules appear in Appendix A. Transamerica's statutory-basis financial statements and schedules should be distinguished from the variable account's financial statements and schedules and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

Additional Information about Transamerica Life Insurance Company

Transamerica Life Insurance Company (formerly PFL Life Insurance Company) is a stock life insurance company that is a wholly-owned indirect subsidiary of AEGON USA, Inc. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation that is a publicly traded international insurance group. Transamerica's home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

As of March 1, 2001, PFL Life Insurance Company changed its name to Transamerica Life Insurance Company. Transamerica was incorporated in 1961 under Iowa law and is subject to regulation by the Iowa Commissioner of Insurance. Transamerica is engaged in the business of issuing life insurance policies and annuity contracts, and is licensed to do business in the District of Columbia, Guam and all states except New York. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. Transamerica has filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

Transamerica intends to reinsure a portion of the risks assumed under the Policies.

Transamerica's Executive Officers and Directors

Transamerica is governed by a board of directors. The following table sets forth the name and principal occupation during the past five years of each of Transamerica's directors and senior officers. Each person is located at Transamerica Life Insurance Company, 4333 Edgewood Road, NE, Cedar Rapids, IA 52449.

                     Board of Directors and Senior Officers

       Name                            Principal Occupation During Past 5 years
       ----                            ----------------------------------------
Bart Herbert, Jr.   Director, Chairman of the Board and Executive Vice President

Larry N. Norman     Director and President

Patrick S. Baird    Director, Senior Vice President, Chief Investment Officer and Corporate Actuary

Douglas C. Kolsrud  Director, Senior Vice President, Chief Investment Officer and Corporate Actuary

Craig D. Vermie     Director, Vice President, Secretary and General Counsel

Robert J. Kontz     Vice President and Corporate Controller

Brenda K. Clancy    Vice President, Treasurer and Chief Financial Officer

Transamerica holds the assets of the variable account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sale of portfolio shares by each of the subaccounts. A blanket bond in the amount of $10 million (subject to a $1 million deductible), covering directors, officers and all employees of AEGON USA, Inc. and its affiliates has been issued to Transamerica and its affiliates. A Stockbrokers Blanket Bond, issued to AEGON USA providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million (subject to a $50,000 deductible).

Illustrations
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The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, Cash Value, and Cash Surrender Value under a Policy covering a male insured of age 55 on the Policy Date, would change over time if the planned premiums were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables also show how the Policy would operate if premiums accumulated at 5% interest. The tables illustrate Policy values that would result based on assumptions that you pay the premiums indicated, you do not increase your principal sum, and you do not make any partial surrenders or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

The hypothetical investment returns are provided only to illustrate the mechanics of a hypothetical Policy and do not represent past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Cash Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, your Policy loan and partial surrender history, and rates of inflation.

The illustrations assume that the assets in the portfolios are subject to an annual expense ratio of 0.83% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. The figures would be lower if expense reimbursement arrangements were discontinued. For more information on portfolio expenses, see the Portfolio Expense Table in this prospectus. For more specific information on management fees, see the portfolios' prospectuses.

Separate illustrations on each of the following pages reflect our current cost of insurance charges and the higher guaranteed maximum cost of insurance that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits. However, these illustrations assume a premium tax charge of 2%; actual premium tax charges could be higher or lower, depending on the state of issue.

After deducting portfolio expenses and the 0.75% variable account Daily Charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for the variable account of--1.58%, 4.42%, and 10.42%, respectively.

The illustrations are based on Transamerica's sex distinct rates for non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.

        TRANSAMERICA FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 55

  SPECIFIED AMOUNT:  $109,800                          INITIAL PREMIUM:  $50,000

  USING CURRENT PRACTICE CHARGES FOR NON-TOBACCO USERS, APPROVED PREFERRED
CLASS

End of   Premiums
Policy  Accumulated
 Year      at 5%         DEATH BENEFIT            CASH VALUE        CASH SURRENDER VALUE
------  ----------- ----------------------- ---------------------- ----------------------
                       Assuming Hypothetical Gross and Net Annual Investment Return of
            Gross        0%      6%     12%     0%      6%     12%     0%      6%     12%
              Net    -1.58%   4.42%  10.42% -1.58%   4.42%  10.42% -1.58%   4.42%  10.42%
   1       52,500   106,821 112,777 118,705 47,552  50,452  53,352 44,052  46,952  49,852
   2       55,125   100,667 112,826 125,580 46,139  51,971  58,116 42,639  48,471  54,616
   3       57,881    94,894 112,913 132,899 44,763  53,530  63,298 41,263  50,030  59,798
   4       60,775    89,478 113,036 140,688 43,423  55,129  68,936 39,923  51,629  65,436
   5       63,814    84,399 113,199 148,986 42,116  56,771  75,068 38,616  53,271  71,568
   6       67,005    79,633 113,400 157,827 40,844  58,455  81,735 37,344  54,955  78,235
   7       70,355    75,165 113,647 167,259 39,605  60,182  88,986 39,605  60,182  88,986
   8       73,873    70,975 113,941 177,328 38,398  61,952  96,867 38,398  61,952  96,867
   9       77,566    67,047 114,288 188,088 37,222  63,766 105,432 37,222  63,766 105,432
  10       81,445    63,366 114,692 200,515 36,076  65,624 115,314 36,076  65,624 115,314
  11       85,517    60,223 115,745 215,056 35,154  67,904 126,808 35,154  67,904 126,808
  12       89,793    57,294 116,930 230,893 34,253  70,258 139,438 34,253  70,258 139,438
  13       94,282    54,537 118,194 248,036 33,374  72,692 153,324 33,374  72,692 153,324
  14       98,997    51,944 119,545 266,616 32,517  75,211 168,593 32,517  75,211 168,593
  15      103,946    50,000 120,983 286,758 31,680  77,819 185,388 31,680  77,819 185,388
  16      109,144    50,000 122,433 308,407 30,800  80,458 203,704 30,800  80,458 203,704
  17      114,601    50,000 123,884 331,648 29,862  83,120 223,650 29,862  83,120 223,650
  18      120,331    50,000 125,334 356,587 28,849  85,791 245,326 28,849  85,791 245,326
  19      126,348    50,000 126,783 383,348 27,743  88,462 268,838 27,743  88,462 268,838
  20      132,665    50,000 128,232 412,062 26,522  91,120 294,297 26,522  91,120 294,297
  21      139,298    50,000 129,675 442,853 25,162  93,760 321,829 25,162  93,760 321,829
  22      146,263    50,000 131,103 475,830 23,634  96,376 351,568 23,634  96,376 351,568
  23      153,576    50,000 132,510 511,118 21,906  98,963 383,663 21,906  98,963 383,663
  24      161,255    50,000 133,886 548,836 19,935 101,519 418,271 19,935 101,519 418,271
  25      169,318    50,000 133,838 589,080 17,666 104,557 455,542 17,666  104,57 455,542
  26      177,784    50,000 137,845 632,132 15,056 107,602 495,748 15,056 107,602 495,748
  27      186,673    50,000 139,846 678,160 12,016 110,643 539,047 12,016 110,643 539,047
  28      196,006    50,000 141,839 727,346  8,430 113,663 585,583  8,430 113,663 585,583
  29      205,807    50,000 143,824 779,903  4,143 116,650 635,501  4,143 116,650 635,501
  30      216,097    50,000 145,796 836,028   *    119,593 688,970   *    119,593 688,970

Note:

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the portfolio(s). The death benefit, Cash Values and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period years, but fluctuated above or below that average for individual Policy years. No presentation can be made by Transamerica that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

* The policy has no Cash Value, however, the Policy will stay in force with a death benefit if the Policy does not have a Policy loan outstanding.

        TRANSAMERICA FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 55

  SPECIFIED AMOUNT:  $109,800                          INITIAL PREMIUM:  $50,000

  USING GUARANTEED CHARGES FOR NON-TOBACCO USERS, APPROVED PREFERRED CLASS

End of   Premiums
Policy  Accumulated
 Year      at 5%         DEATH BENEFIT           CASH VALUE        CASH SURRENDER VALUE
------  ----------- ----------------------- --------------------- ----------------------
                      Assuming Hypothetical Gross and Net Annual Investment Return of
            Gross        0%      6%     12%     0%     6%     12%     0%      6%     12%
              Net    -1.58%   4.42%  10.42% -1.58%  4.42%  10.42% -1.58%   4.42%  10.42%
   1       52,500   106,602 112,546 118,462 47,446 50,339  53,232 43,946  46,839  49,732
   2       55,125   100,208 112,311 125,007 45,919 51,723  57,838 42,419  48,223  54,338
   3       57,881    94,192 112,079 131,917 44,421 53,121  62,815 40,921  49,621  59,315
   4       60,775    88,532 111,843 139,203 42,952 54,533  68,190 39,452  51,033  64,690
   5       63,814    83,209 111,605 146,889 41,510 55,955  73,989 38,010  52,455  70,489
   6       67,005    78,198 111,360 154,989 40,095 57,384  80,239 36,595  53,884  76,739
   7       70,355    73,485 111,113 163,530 38,706 58,818  86,970 38,706  58,818  86,970
   8       73,873    69,050 110,859 172,531 37,341 60,252  94,208 37,341  60,252  94,208
   9       77,566    64,876 110,597 182,014 36,000 61,679 101,980 36,000  61,679 101,980
  10       81,445    60,948 110,328 192,886 34,682 63,096 110,871 34,682  63,096 110,871
  11       85,517    57,544 110,614 205,524 33,572 64,858 121,121 33,572  64,858 121,121
  12       89,793    54,353 110,950 219,084 32,475 66,625 132,228 32,475  66,625 132,228
  13       94,282    51,334 111,279 233,526 31,393 68,395 144,260 31,393  68,395 144,260
  14       98,997    50,000 111,607 248,912 30,304 70,167 157,287 30,304  70,167 157,287
  15      103,946    50,000 111,925 265,288 29,138 71,938 171,377 29,138  71,938 171,377
  16      109,144    50,000 112,235 282,719 27,878 73,701 186,595 27,878  73,701 186,595
  17      114,601    50,000 112,533 301,261 26,502 75,446 203,003 26,502  75,446 203,003
  18      120,331    50,000 112,815 320,970 24,980 77,163 220,654 24,980  77,163 220,654
  19      126,348    50,000 113,082 341,921 23,281 78,842 239,603 23,281  78,842 239,603
  20      132,665    50,000 113,338 364,201 21,364 80,476 259,917 21,364  80,476 259,917
  21      139,298    50,000 113,584 387,901 19,188 82,064 281,682 19,188  82,064 281,682
  22      146,263    50,000 113,821 413,104 16,702 83,609 304,997 16,702  83,609 304,997
  23      153,576    50,000 114,050 439,913 13,847 85,115 329,977 13,847  85,115 329,977
  24      161,255    50,000 114,271 468,432 10,550 86,586 356,746 10,550  86,586 356,746
  25      169,318    50,000 114,479 498,736  6,708 88,021 385,420  6,708  88,021 385,420
  26      177,784    50,000 114,671 530,923  2,185 89,416 416,098  2,185  89,416 416,098
  27      186,673    50,000 114,840 565,077   *    90,761 448,864   *    90,7061 448,864
  28      196,006    50,000 114,984 601,293   *    92,044 483,781   *     92,044 483,781
  29      205,807    50,000 115,104 639,698   *    93,256 520,915   *     93,256 520,915
  30      216,097    50,000 115,119 680,409   *    94,394 560,361   *     94,394 560,361

Note:

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the portfolio(s). The death benefit, Cash Values and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period years, but fluctuated above or below that average for individual Policy years. No presentation can be made by Transamerica that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

* The Policy has no Cash Value, however, the Policy will stay in force with a death benefit if the Policy does not have a Policy loan outstanding.

                                   APPENDIX A

                    Financial Statements -- Statutory Basis

                           PFL Life Insurance Company
               (Now Known as Transamerica Life Insurance Company)

                  Years ended December 31, 2000, 1999 and 1998
                      with Report of Independent Auditors

                        PFL Life Insurance Company

                   Financial Statements--Statutory Basis

               Years ended December 31, 2000, 1999 and 1998

                                 Contents

Report of Independent Auditors..............................................   1
Audited Financial Statements
  Balance Sheets--Statutory Basis...........................................   2
  Statements of Operations--Statutory Basis.................................   3
  Statements of Changes in Capital and Surplus--Statutory Basis.............   4
  Statements of Cash Flows--Statutory Basis.................................   5
  Notes to Financial Statements--Statutory Basis............................   6
Statutory-Basis Financial Statement Schedules
  Summary of Investments--Other Than Investments in Related Parties.........  23
  Supplementary Insurance Information.......................................  24
  Reinsurance...............................................................  26

                      Report of Independent Auditors

The Board of Directors

PFL Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company, an indirect wholly-owned subsidiary of AEGON N.V., as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2000. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note
1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of PFL Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Des Moines, Iowa

February 15, 2001

                        PFL Life Insurance Company

                      Balance Sheets--Statutory Basis

             (Dollars in thousands, except per share amounts)

                                                              December 31
                                                           2000        1999
                                                        ----------- -----------
Admitted assets
Cash and invested assets:
 Cash and short-term investments....................... $    98,224 $    53,695
 Bonds.................................................   7,009,825   4,892,156
 Stocks:
   Preferred...........................................      19,987      17,074
   Common (cost: 2000--$75,141; 1999--$61,813).........      84,736      71,658
   Affiliated entities (cost: 2000--$6,285; 1999--
    $10,318)...........................................       3,781       6,764
 Mortgage loans on real estate.........................   1,585,896   1,339,202
 Real estate, at cost less accumulated depreciation
  ($12,641 in 2000; $10,891 in 1999):
   Home office properties..............................       7,601       7,829
   Properties acquired in satisfaction of debt.........      15,599      16,336
   Investment properties...............................      31,070      33,707
 Policy loans..........................................      57,571      59,871
 Other invested assets.................................     218,340     123,722
                                                        ----------- -----------
     Total cash and invested assets....................   9,132,630   6,622,014
Premiums deferred and uncollected......................      14,235      14,656
Accrued investment income..............................      89,976      65,364
Receivable from affiliate..............................      92,235         --
Federal income taxes recoverable.......................         --        1,335
Transfers from separate accounts due or accrued........     118,075      92,309
Other assets...........................................      19,359      30,119
Separate account assets................................   4,519,029   4,905,374
                                                        ----------- -----------
Total admitted assets.................................. $13,985,539 $11,731,171
                                                        =========== ===========
Liabilities and capital and surplus
Liabilities:
 Aggregate reserves for policies and contracts:
  Life................................................. $ 2,109,505 $ 1,552,781
  Annuity..............................................   4,577,664   4,036,751
  Accident and health..................................     305,365     254,571
 Policy and contract claim reserves:
  Life.................................................      10,061       8,681
  Accident and health..................................      32,334      37,466
 Guaranteed interest contracts.........................   1,183,833         --
 Other policyholders' funds............................     179,557     172,774
 Remittances and items not allocated...................     332,961      33,020
 Asset valuation reserve...............................     106,192     103,193
 Interest maintenance reserve..........................      16,693      36,120
 Net short-term notes payable to affiliates............       6,200     144,500
 Other liabilities.....................................     101,705      70,717
 Provision for reinsurance in unauthorized companies...         495         --
 Federal income taxes payable..........................       3,288         --
 Payable for securities................................      24,482      15,136
 Payable to affiliates.................................         --       11,517
 Separate account liabilities..........................   4,512,979   4,899,289
                                                        ----------- -----------
Total liabilities......................................  13,503,314  11,376,516
Commitments and contingencies (Note 10)
Capital and surplus:
 Common stock, $10 par value, 500,000 shares
  authorized, 266,000 issued and outstanding...........       2,660       2,660
 Paid-in surplus.......................................     254,282     154,282
 Unassigned surplus....................................     225,283     197,713
                                                        ----------- -----------
Total capital and surplus..............................     482,225     354,655
                                                        ----------- -----------
Total liabilities and capital and surplus.............. $13,985,539 $11,731,171
                                                        =========== ===========

See accompanying notes.

                           PFL Life Insurance Company

                   Statements of Operations--Statutory Basis
                             (Dollars in thousands)

                                                   Year ended December 31
                                                  2000       1999      1998
                                                ---------  --------- ---------
Revenues:
  Premiums and other considerations, net of
   reinsurance:
    Life......................................  $ 882,537  $ 227,510 $ 516,111
    Annuity and deposit funds.................  3,223,121  1,413,049   667,920
    Accident and health.......................    152,293    160,570   178,593
  Net investment income.......................    527,313    437,549   446,984
  Amortization of interest maintenance
   reserve....................................      3,867      7,588     8,656
  Commissions and expense allowances on
   reinsurance ceded..........................     26,942     24,741    32,781
  Separate account fee income.................     62,982     49,826    37,137
                                                ---------  --------- ---------
                                                4,879,055  2,320,833 1,888,182
Benefits and expenses:
  Benefits paid or provided for:
  Life and accident and health benefits.......    111,054    115,621   135,184
  Surrender benefits..........................  1,315,484  1,046,611   732,796
  Other benefits..............................    205,110    169,479   152,209
    Increase (decrease) in aggregate reserves
     for policies and contracts:
    Life......................................    556,724    195,606   473,158
    Annuity...................................    541,540    111,427  (278,665)
    Accident and health.......................     50,794     48,835    36,407
    Other.....................................      5,986     10,480    17,550
    Increase in liability for premium and
     other deposit funds......................  1,183,833        --        --
                                                ---------  --------- ---------
                                                3,970,525  1,698,059 1,268,639
Insurance expenses:
  Commissions.................................    196,101    167,146   136,569
  General insurance expenses..................     58,019     54,191    48,018
  Taxes, licenses and fees....................     26,740     12,382    19,166
  Net transfers to separate accounts..........    515,325    309,307   302,839
  Other expenses..............................        776        229     1,016
                                                ---------  --------- ---------
                                                  796,961    543,255   507,608
                                                ---------  --------- ---------
                                                4,767,486  2,241,314 1,776,247
                                                ---------  --------- ---------
Gain from operations before federal income tax
 expense and net realized capital gains
 (losses) on investments......................    111,569     79,519   111,935
Federal income tax expense....................     51,251     25,316    49,835
                                                ---------  --------- ---------
Gain from operations before net realized
 capital gains (losses) on investments........     60,318     54,203    62,100
Net realized capital gains (losses) on
 investments (net of related federal income
 taxes and amounts transferred to (from)
 interest maintenance reserve)................     (9,474)     6,365     3,398
                                                ---------  --------- ---------
Net income....................................  $  50,844  $  60,568 $  65,498
                                                =========  ========= =========

See accompanying notes.

                        PFL Life Insurance Company

       Statements of Changes in Capital and Surplus--Statutory Basis

                          (Dollars in thousands)

                                                                       Total
                                         Common Paid-in  Unassigned Capital and
                                         Stock  Surplus   Surplus     Surplus
                                         ------ -------- ---------- -----------
Balance at January 1, 1998.............. $2,660 $154,282  $272,420   $429,362
  Net income............................    --       --     65,498     65,498
  Change in net unrealized capital
   gains................................    --       --      4,504      4,504
  Change in non-admitted assets.........    --       --       (260)      (260)
  Change in asset valuation reserve.....    --       --    (21,763)   (21,763)
  Dividend to stockholder...............    --       --   (120,000)  (120,000)
  Change in provision for reinsurance in
   unauthorized companies...............    --       --      2,036      2,036
  Tax benefit on stock options
   exercised............................    --       --      2,476      2,476
  Change in surplus in separate
   accounts.............................    --       --        675        675
                                         ------ --------  --------   --------
Balance at December 31, 1998............  2,660  154,282   205,586    362,528
  Net income............................    --       --     60,568     60,568
  Change in net unrealized capital
   gains................................    --       --    (20,217)   (20,217)
  Change in non-admitted assets.........    --       --       (980)      (980)
  Change in asset valuation reserve.....    --       --    (11,605)   (11,605)
  Dividend to stockholder...............    --       --    (40,000)   (40,000)
  Tax benefit on stock options
   exercised............................    --       --      1,305      1,305
  Change in surplus in separate
   accounts.............................    --       --        245        245
  Settlement of prior period tax returns
   and other tax-related adjustments....    --       --      2,811      2,811
                                         ------ --------  --------   --------
Balance at December 31, 1999............  2,660  154,282   197,713    354,655
  Net income............................    --       --     50,844     50,844
  Change in net unrealized capital
   gains................................    --       --    (19,784)   (19,784)
  Change in non-admitted assets.........    --       --     (1,210)    (1,210)
  Change in asset valuation reserve.....    --       --     (2,999)    (2,999)
  Tax benefit on stock options
   exercised............................    --       --      1,438      1,438
  Change in surplus in separate
   accounts.............................    --       --       (224)      (224)
  Change in provision for reinsurance in
   unauthorized companies...............    --       --       (495)      (495)
  Capital contribution..................    --   100,000       --     100,000
                                         ------ --------  --------   --------
Balance at December 31, 2000............ $2,660 $254,282  $225,283   $482,225
                                         ====== ========  ========   ========

See accompanying notes.

                        PFL Life Insurance Company

                 Statements of Cash Flow--Statutory Basis

                          (Dollars in thousands)

                                               Year ended December 31
                                            2000         1999         1998
                                         -----------  -----------  -----------
Operating activities
Premiums and other considerations, net
 of reinsurance........................  $ 4,285,644  $ 1,830,365  $ 1,396,428
Net investment income..................      508,646      441,737      469,246
Life and accident and health claims....     (114,001)    (124,178)    (138,249)
Surrender benefits and other fund
 withdrawals...........................   (1,315,484)  (1,046,611)    (732,796)
Other benefits to policyholders........     (205,100)    (169,476)    (152,167)
Commissions, other expenses and other
 taxes.................................     (267,778)    (238,192)    (197,135)
Net transfers to separate accounts.....     (477,575)    (280,923)    (276,375)
Federal income taxes...................      (45,190)     (24,709)     (72,176)
Other, net.............................      230,529      (23,047)     (93,095)
                                         -----------  -----------  -----------
Net cash provided by operating
 activities............................    2,599,691      364,966      203,681
Investing activities
Proceeds from investments sold, matured
 or repaid:
  Bonds and preferred stocks...........    4,817,508    3,283,038    3,347,174
  Common stocks........................       50,953       60,293       34,564
  Mortgage loans on real estate........      129,336      158,739      192,210
  Real estate..........................        2,042       13,367        5,624
  Policy loans.........................        2,300          186          --
  Other................................       14,366        6,133        7,210
                                         -----------  -----------  -----------
                                           5,016,505    3,521,756    3,586,782
Cost of investments acquired:
  Bonds and preferred stocks...........   (6,989,279)  (3,398,158)  (3,251,822)
  Common stocks........................      (54,697)     (76,200)     (36,379)
  Mortgage loans on real estate........     (372,757)    (480,750)    (257,039)
  Real estate..........................         (149)      (7,568)     (11,458)
  Policy loans.........................          --           --        (2,922)
  Other................................     (116,485)     (48,719)     (44,514)
                                         -----------  -----------  -----------
                                          (7,533,367)  (4,011,395)  (3,604,134)
                                         -----------  -----------  -----------
Net cash used in investing activities..   (2,516,862)    (489,639)     (17,352)
Financing activities
Issuance (repayment) of short-term
 intercompany notes payable............     (138,300)     135,079       (6,979)
Capital contribution...................      100,000          --           --
Dividends to stockholder...............          --       (40,000)    (120,000)
                                         -----------  -----------  -----------
Net cash provided by (used in)
 financing activities..................      (38,300)      95,079     (126,979)
                                         -----------  -----------  -----------
Increase (decrease) in cash and short-
 term investments......................       44,529      (29,594)      59,350
Cash and short-term investments at
 beginning of year.....................       53,695       83,289       23,939
                                         -----------  -----------  -----------
Cash and short-term investments at end
 of year...............................  $    98,224  $    53,695  $    83,289
                                         ===========  ===========  ===========

See accompanying notes.

                        PFL Life Insurance Company

              Notes to Financial Statements--Statutory Basis

                          (Dollars in thousands)

                             December 31, 2000

1. Organization and Summary of Significant Accounting Policies

Organization

PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Effective March 1, 2001, the Company intends to change its name to Transamerica Life Insurance Company.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company's products are primarily through the Company's agents and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa ("Insurance Department"), which practices differ in some respects from accounting principles generally accepted in the United States. The more significant of these differences are as follows:
(a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies or over the expected gross profit stream; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the

                           PFL Life Insurance Company

                             (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; and (m) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company but are presumed to be material.

The National Association of Insurance Commissioners ("NAIC") has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The State of Iowa has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported as an adjustment to surplus as of January 1, 2001. Management believes the effect of these changes will not result in a significant reduction in the Company's statutory-basis capital and surplus as of adoption.

Cash and Short-Term Investments

For purposes of the statements of cash flow, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be short-term investments.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated and affiliated companies, which includes shares of mutual funds and real estate investment trusts, are carried at market value. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

                           PFL Life Insurance Company

                             (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Net realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve ("AVR") is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve ("IMR"), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 2000, 1999 and 1998, the Company excluded investment income due and accrued of $6,584, $530 and $102, respectively, with respect to such practices.

The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company has entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

The Company has entered into interest rate cap agreements to hedge the exposure of changing interest rates. The cash flows from the interest rate caps will help offset losses that might occur from changes in interest rates. The cost of such agreement is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. The unamortized cost of the agreement is included in other invested assets.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to

                           PFL Life Insurance Company

                             (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

the present value of future payments assuming interest rates ranging from 3.50 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Guaranteed Interest Contracts

The Company's guaranteed interest contracts ("GICs") consist of three types. One type is guaranteed as to principal along with interest guarantees based upon predetermined indices. The second type guarantees principal and interest but also includes a penalty if the contract is surrendered early. The third type guarantees principal and interest and is non-surrenderable before the fixed maturity date. Policy reserves on the GICs are determined following the retrospective deposit method and consist of contract values that accrue to the benefit of the policyholder.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the contract owners. The Company received variable contract premiums of $843,530, $486,282 and $345,319 in 2000, 1999 and 1998,
respectively. All variable account contracts are subject to discretionary withdrawal by the contract owner at the market value of the underlying assets less the current surrender charge.

Stock Option Plan

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

                           PFL Life Insurance Company

                             (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reclassifications

Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the 2000 presentation.

2. Fair Values of Financial Instruments

Statement of Financial Accounting Standard ("SFAS") No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

  Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

  Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds and real estate investment trusts, are based on quoted market prices.

  Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

  Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts, which include guaranteed interest contracts, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  Interest rate caps and interest rate swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements. The related carrying value of these items is included with other invested assets.

                           PFL Life Insurance Company

                             (Dollars in thousands)

2. Fair Values of Financial Instruments (continued)

  Net short-term notes payable to affiliates: The fair values for short-term notes payable to affiliates are assumed to equal their carrying amount.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                   December 31
                                           2000                   1999
                                   ---------------------  ---------------------
                                    Carrying               Carrying
                                     Amount   Fair Value    Amount   Fair Value
                                   ---------- ----------  ---------- ----------
Admitted assets
Cash and short-term investments..  $   98,224 $   98,224  $   53,695 $   53,695
Bonds............................   7,009,825  7,014,991   4,892,156  4,757,325
Preferred stocks.................      19,987     18,214      17,074     15,437
Common stocks....................      84,736     84,736      71,658     71,658
Affiliated common stock..........       3,781      3,781       6,764      6,764
Mortgage loans on real estate....   1,585,896  1,628,936   1,339,202  1,299,160
Policy loans.....................      57,571     57,571      59,871     59,871
Interest rate cap................       3,224         49       4,959      1,784
Interest rate swaps..............       3,875    (14,777)      8,134     10,609
Separate account assets..........   4,519,029  4,519,029   4,905,374  4,905,374
Liabilities
Investment contract liabilities..   5,937,734  5,848,592   4,207,369  4,059,842
Separate account liabilities.....   4,070,462  3,986,122   4,377,676  4,212,615
Net short-term notes payable to
 affiliates......................       6,200      6,200     144,500    144,500

                           PFL Life Insurance Company

                             (Dollars in thousands)

3. Investments

The carrying amounts and estimated fair values of investments in debt securities were as follows:

                                                 Gross      Gross
                                     Carrying  Unrealized Unrealized Estimated
                                      Amount     Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
December 31, 2000
Bonds:
  United States Government and
   agencies........................ $   88,108  $  1,121   $  1,044  $   88,185
  State, municipal and other
   government......................    239,700     8,954      9,465     239,189
  Public utilities.................    573,870     9,149      4,213     578,806
  Industrial and miscellaneous.....  2,945,326    63,181     73,026   2,935,481
  Mortgage and other asset-backed
   securities......................  3,162,821    43,092     32,583   3,173,330
                                    ----------  --------   --------  ----------
                                     7,009,825   125,497    120,331   7,014,991
Preferred stocks...................     19,987        14      1,787      18,214
                                    ----------  --------   --------  ----------
                                    $7,029,812  $125,511   $122,118  $7,033,205
                                    ==========  ========   ========  ==========
December 31, 1999
Bonds:
  United States Government and
   agencies........................ $  141,390  $    142   $  4,520  $  137,012
  State, municipal and other
   government......................    137,745     5,168      1,627     141,286
  Public utilities.................    219,791     1,148      6,777     214,162
  Industrial and miscellaneous.....  2,078,145    20,042     84,919   2,013,268
  Mortgage and other asset-backed
   securities......................  2,315,085    24,214     87,702   2,251,597
                                    ----------  --------   --------  ----------
                                     4,892,156    50,714    185,545   4,757,325
Preferred stocks...................     17,074         2      1,639      15,437
                                    ----------  --------   --------  ----------
                                    $4,909,230  $ 50,716   $187,184  $4,772,762
                                    ==========  ========   ========  ==========

The carrying amounts and estimated fair values of bonds at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Carrying  Estimated
                                                            Amount   Fair Value
                                                          ---------- ----------
   Due in one year or less............................... $  210,119 $  210,949
   Due after one year through five years.................  1,945,813  1,945,148
   Due after five years through ten years................  1,075,232  1,070,680
   Due after ten years...................................    615,840    614,884
                                                          ---------- ----------
                                                           3,847,004  3,841,661
   Mortgage and other asset-backed securities............  3,162,821  3,173,330
                                                          ---------- ----------
                                                          $7,009,825 $7,014,991
                                                          ========== ==========

                           PFL Life Insurance Company

                             (Dollars in thousands)

3. Investments (continued)

A detail of net investment income is presented below:

                                                       Year ended December 31
                                                       2000     1999     1998
                                                     -------- -------- --------
   Interest on bonds and preferred stock............ $421,931 $347,639 $374,478
   Dividends on equity investments..................      644      734    1,357
   Interest on mortgage loans.......................  111,356   92,325   77,960
   Rental income on real estate.....................    8,070    7,322    6,553
   Interest on policy loans.........................    4,248    4,141    4,080
   Other investment income..........................    4,549    7,978    2,576
                                                     -------- -------- --------
   Gross investment income..........................  550,798  460,139  467,004
   Less investment expenses.........................   23,485   22,590   20,020
                                                     -------- -------- --------
   Net investment income............................ $527,313 $437,549 $446,984
                                                     ======== ======== ========

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                  Year ended December 31
                                                2000        1999        1998
                                             ----------  ----------  ----------
   Proceeds................................. $4,817,508  $3,283,038  $3,347,174
                                             ==========  ==========  ==========
   Gross realized gains..................... $   24,440  $   21,171  $   48,760
   Gross realized losses....................    (55,422)    (32,259)     (8,072)
                                             ----------  ----------  ----------
   Net realized gains (losses).............. $  (30,982) $  (11,088) $   40,688
                                             ==========  ==========  ==========

At December 31, 2000, investments with an aggregate carrying value of $59,986 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                           PFL Life Insurance Company

                             (Dollars in thousands)

3. Investments (continued)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                          Realized
                                                   Year ended December 31
                                                   2000      1999      1998
                                                 --------  --------  --------
   Debt securities.............................. $(30,982) $(11,088) $ 40,688
   Equity securities............................    5,551    11,433      (879)
   Mortgage loans on real estate................    2,659     4,661    12,637
   Real estate..................................      220       900     3,176
   Short-term investments.......................        9    (1,407)    1,533
   Other invested assets........................   (7,690)      534    (2,523)
                                                 --------  --------  --------
                                                  (30,233)    5,033    54,632
   Tax effect...................................    5,199    (5,535)  (22,290)
   Transfer from (to) interest maintenance
    reserve.....................................   15,560     6,867   (28,944)
                                                 --------  --------  --------
   Net realized gains (losses).................. $ (9,474) $  6,365  $  3,398
                                                 ========  ========  ========
                                                    Change in Unrealized
                                                   Year ended December 31
                                                   2000      1999      1998
                                                 --------  --------  --------
   Bonds........................................ $(20,789) $(12,711) $   (836)
   Preferred stocks.............................      (93)   (2,753)      --
   Common stocks................................      800    (3,980)    3,751
   Mortgage loans...............................      296      (147)     (150)
   Other invested assets........................      183      (626)    1,739
   Real estate..................................     (181)      --        --
                                                 --------  --------  --------
   Change in unrealized......................... $(19,784) $(20,217) $  4,504
                                                 ========  ========  ========

Gross unrealized gains and gross unrealized losses on common stocks are as follows:

                                                                 December 31
                                                                2000     1999
                                                               -------  -------
   Unrealized gains........................................... $11,387  $11,369
   Unrealized losses..........................................  (1,792)  (5,078)
                                                               -------  -------
   Net unrealized gains....................................... $ 9,595  $ 6,291
                                                               =======  =======

During 2000, the Company issued mortgage loans with interest rates ranging from 7.73% to 9.43%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 80%. Mortgage loans with a carrying value of $1,450 were non-income producing for the previous twelve months. Accrued interest of $158 related to these mortgage loans was excluded from investment income. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

                           PFL Life Insurance Company

                             (Dollars in thousands)

3. Investments (continued)

At December 31, 2000 and 1999, the Company held a mortgage loan loss reserve in the asset valuation reserve of $18,139 and $15,173, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

    Geographic Distribution                  Property Type Distribution


                         December 31
                         2000   1999
                         -----  -----
South Atlantic..........    26%    27%
Pacific.................    22     18
E. North Central........    14     17
Middle Atlantic.........    12     15
Mountain................    11      9
W. South Central........     6      6
W. North Central........     4      4
E. South Central........     2      3
New England.............     3      1

                         December 31
                         2000   1999
                         -----  -----
Office..................    40%    39%
Retail..................    24     28
Industrial..............    21     18
Apartment...............    10     11
Other...................     5      4

At December 31, 2000, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. These instruments include interest rate swaps and caps. All involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process. Interest rate swaps are used to modify the interest rate characteristics of the underlying liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating-rate interest amounts based upon an underlying notional amount. Generally, no cash is exchanged at the outset of the swap contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company owns an interest rate cap to hedge against a rising interest rate environment. The cash flows from the interest rate cap will help offset losses that might occur from disintermediation resulting from a rise in interest rates. The cap is designed to hedge against a sharp rise in interest rates during the period beginning two years from entering into the contract through the seventh year. If this event occurs, the cap will provide cash flow to offset the lower spread anticipated on in force liabilities during such an environment. A lower spread on in force business is anticipated due to increases in crediting rates (intended to prevent lapses), before the yield on existing assts rises by a commensurate amount. The counterparty is required to provide quarterly financial statements for the Company's review. The market value of the contract is monitored on a timely basis and the credit exposure is measured by the fair value (market value) of the contract at the reporting date.

                           PFL Life Insurance Company

                             (Dollars in thousands)

3. Investments (continued)

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. This exposure includes settlement risk (risk that the counterparty defaults after the Company has delivered funds or securities under the terms of the contract) which results in an accounting loss and replacement cost risk (cost to replace the contract at current market rates should the counterparty default prior to the settlement date). There is no off-balance sheet exposure to credit risk that would result in an immediate accounting loss (settlement risk) associated with counterparty nonperformance on interest rate swap agreements. Interest rate swap agreements are subject to replacement cost risk, which equals the cost to replace those contracts in a net gain position should a counterparty default. These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.

At December 31, 2000 and 1999, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                               Notional Amount
                                                                2000     1999
                                                              -------- --------
   Derivative securities:
     Interest rate swaps:
       Receive fixed--pay floating........................... $451,770 $115,000
       Receive floating--pay fixed...........................  596,388   64,017
       Receive floating (uncapped)--pay floating (capped)....   32,593   41,617
       Receive floating (LIBOR)--pay floating (S&P)..........  345,000   60,000
     Interest rate cap agreements............................  518,515  500,000

4. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                  Year ended December 31
                                                2000        1999        1998
                                             ----------  ----------  ----------
   Direct premiums.......................... $3,205,023  $1,942,716  $1,533,822
   Reinsurance assumed......................  1,177,833       2,723       2,366
   Reinsurance ceded........................   (124,905)   (144,310)   (173,564)
                                             ----------  ----------  ----------
   Net premiums earned...................... $4,257,951  $1,801,129  $1,362,624
                                             ==========  ==========  ==========

                           PFL Life Insurance Company

                             (Dollars in thousands)

4. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $123,039, $139,138 and $173,297 during 2000, 1999 and 1998, respectively. At December 31, 2000 and 1999, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $28,080 and $35,511, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2000 and 1999 of $1,564,867 and $1,922,322, respectively.

At December 31, 2000, amounts recoverable from unauthorized reinsurers of $30,948 (1999--$39,996) and reserve credits for reinsurance ceded of $85,163 (1999--$50,846) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $118,865 at December 31, 2000, that can be drawn on for amounts that remain unpaid for more than 120 days.

5. Income Taxes

For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                                                     Year ended December 31
                                                      2000     1999     1998
                                                     -------  -------  -------
   Computed tax at federal statutory rate (35%)..... $39,049  $27,832  $39,177
   IMR amortization.................................  (1,353)  (2,656)  (3,030)
   Tax reserve adjustment...........................   2,569    1,390      607
   Excess tax depreciation..........................    (207)    (219)    (223)
   Deferred acquisition costs--tax basis............  24,629    5,979   11,827
   Prior year under (over) accrual..................  (3,947)  (3,492)   1,750
   Dividend received deduction......................  (1,802)  (1,666)  (1,053)
   Low income housing credits.......................  (4,328)     --       --
   Other items--net.................................  (3,359)  (1,852)     780
                                                     -------  -------  -------
   Federal income tax expense....................... $51,251  $25,316  $49,835
                                                     =======  =======  =======

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

                           PFL Life Insurance Company

                             (Dollars in thousands)

5. Income Taxes (continued)

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 2000). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1992. The examination field work for 1993 through 1995 has been completed and these years are under appeal. An examination is underway for years 1996 through 1997.


6. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                      December 31
                                               2000                1999
                                        ------------------- -------------------
                                                    Percent             Percent
                                                      of                  of
                                          Amount     Total    Amount     Total
                                        ----------- ------- ----------- -------
   Subject to discretionary withdrawal
    with market value adjustment....... $   221,151     2%  $   114,544     1%
   Subject to discretionary withdrawal
    at book value less surrender
    charge.............................   1,635,769    14       828,490     8
   Subject to discretionary withdrawal
    at market value....................   4,006,227    34     4,313,445    41
   Subject to discretionary withdrawal
    at book value (minimal or no
    charges or adjustments)............   4,279,843    37     5,021,762    48
   Not subject to discretionary
    withdrawal provision...............   1,453,732    13       248,444     2
                                        -----------   ---   -----------   ---
                                         11,596,722   100    10,526,685   100%
   Less reinsurance ceded..............   1,504,445           1,863,810
                                        -----------         -----------
   Total policy reserves on annuities
    and deposit fund liabilities....... $10,092,277         $ 8,662,875
                                        ===========         ===========

                           PFL Life Insurance Company

                             (Dollars in thousands)

6. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                 Year ended December 31
                                                2000       1999       1998
                                              ---------  ---------  --------
   Transfers as reported in the summary of
    operations of the separate accounts
    statement:
     Transfers to separate accounts.......... $ 843,530  $ 486,282  $345,319
     Transfers from separate accounts........  (325,645)  (175,822)  (42,671)
                                              ---------  ---------  --------
   Net transfers to separate accounts........   517,885    310,460   302,648
   Miscellaneous reconciling adjustments.....    (2,560)    (1,153)      191
                                              ---------  ---------  --------
   Transfers as reported in the summary of
    operations of the life, accident and
    health annual statement.................. $ 515,325  $ 309,307  $302,839
                                              =========  =========  ========

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2000 and 1999, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       Gross   Loading    Net
                                                      -------  -------  -------
   December 31, 2000
   Life and annuity:
     Ordinary direct first year business............. $ 2,763  $1,854   $   909
     Ordinary direct renewal business................  20,180   6,063    14,117
     Group life direct business......................     319     152       167
     Reinsurance ceded...............................  (1,088)    --     (1,088)
                                                      -------  ------   -------
                                                       22,174   8,069    14,105
   Accident and health:
     Direct..........................................     151     --        151
     Reinsurance ceded...............................     (21)    --        (21)
                                                      -------  ------   -------
   Total accident and health.........................     130     --        130
                                                      -------  ------   -------
                                                      $22,304  $8,069   $14,235
                                                      =======  ======   =======
   December 31, 1999
   Life and annuity:
     Ordinary direct first year business............. $ 2,823  $2,085   $   738
     Ordinary direct renewal business................  20,950   6,289    14,661
     Group life direct business......................     638     243       395
     Reinsurance ceded...............................  (1,269)    (16)   (1,253)
                                                      -------  ------   -------
                                                       23,142   8,601    14,541
   Accident and health:
     Direct..........................................     138     --        138
     Reinsurance ceded...............................     (23)    --        (23)
                                                      -------  ------   -------
   Total accident and health.........................     115     --        115
                                                      -------  ------   -------
                                                      $23,257  $8,601   $14,656
                                                      =======  ======   =======

                           PFL Life Insurance Company

                             (Dollars in thousands)

6. Policy and Contract Attributes (continued)

At December 31, 2000 and 1999, the Company had insurance in force aggregating $48,824 and $41,720, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $1,227 and $871 to cover these deficiencies at December 31, 2000 and 1999, respectively.

7. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2001, without the prior approval of insurance regulatory authorities, is $60,319.

The Company paid dividends to its parent of $40,000 and $120,000 in 1999 and 1998, respectively.

8. Retirement and Compensation Plans

The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $457, $408 and $380 for the years ended December 31, 2000, 1999 and 1998, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $310, $267 and $233 for the years ended December 31, 2000, 1999 and 1998, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2000, 1999 and 1998 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least

                           PFL Life Insurance Company

                             (Dollars in thousands)

8. Retirement and Compensation Plans (continued)

three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $41, $28 and $62 for the years ended December 31, 2000, 1999 and 1998, respectively.

9. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2000, 1999 and 1998, the Company paid $21,115, $19,983 and $18,706, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate of 6.40% at December 31, 2000. During 2000, 1999 and 1998, the Company paid net interest of $1,234, $1,994 and $1,491, respectively, to affiliates.

During 2000, the Company received a capital contribution of $100,000 in cash from its parent.

At December 31, 2000 and 1999, the Company has net short-term notes payable to an affiliate of $6,200 and $144,500, respectively. At December 31, 2000, this consists of short-term notes receivable from affiliates of $99,800 and short-term notes payable to affiliates of $106,000. At December 31, 1999, this consists of short-term notes receivable from affiliates of $21,300 and short-term notes payable to affiliates of $165,800. Interest on these notes accrues at rates ranging from 6.48% to 6.52% at December 31, 2000 and 4.85% to 5.90% at December 31, 1999.

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Premiums of $174,000 related to these policies were recognized during 1998, and aggregate reserves for policies and contracts are $199,491 and $190,299 at December 31, 2000 and 1999, respectively.

10. Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $311,477 and $374,124 at December 31, 2000 and 1999, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees to provide benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such

                           PFL Life Insurance Company

                             (Dollars in thousands)

10. Commitments and Contingencies (continued)

elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company's statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2000, the value of securities loaned amounted to $148,927.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $20,188 and $19,662 and an offsetting premium tax benefit of $7,429 and $7,429 at December 31, 2000 and 1999, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $1,134, $1,994 and $1,985 for the years ended December 31, 2000, 1999 and 1998, respectively.

                        PFL Life Insurance Company

                    Summary of Investments--Other Than

                      Investments in Related Parties

                          (Dollars in thousands)

                             December 31, 2000

SCHEDULE I

                                                                Amount at Which
                                                       Market    Shown in the
           Type of Investment              Cost(1)     Value     Balance Sheet
           ------------------             ---------- ---------- ---------------
Fixed maturities
Bonds:
  United States Government and government
   agencies and authorities.............. $   96,119 $   96,425   $   96,119
  States, municipalities and political
   subdivisions..........................    781,607    787,691      781,607
  Foreign governments....................    201,103    206,947      201,103
  Public utilities.......................    573,870    578,806      573,870
  All other corporate bonds..............  5,357,126  5,345,122    5,357,126
Redeemable preferred stock...............     19,987     18,215       19,987
                                          ---------- ----------   ----------
Total fixed maturities...................  7,029,812  7,033,206    7,029,812
Equity securities
Common stocks:
  Public utilities.......................      1,044      1,319        1,319
  Banks, trust and insurance.............      2,108      2,344        2,344
  Industrial, miscellaneous and all
   other.................................     71,989     81,073       81,073
                                          ---------- ----------   ----------
Total equity securities..................     75,141     84,736       84,736
Mortgage loans on real estate............  1,585,896               1,585,896
Real estate..............................     38,671                  38,671
Real estate acquired in satisfaction of
 debt....................................     15,599                  15,599
Policy loans.............................     57,571                  57,571
Other long-term investments..............    218,340                 218,340
Cash and short-term investments..........     98,224                  98,224
                                          ----------              ----------
Total investments........................ $9,119,254              $9,128,849
                                          ==========              ==========

--------

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                        PFL Life Insurance Company

                    Supplementary Insurance Information

                          (Dollars in thousands)

SCHEDULE III

                                              Future Policy          Policy and
                                              Benefits and  Unearned  Contract
                                                Expenses    Premiums Liabilities
                                              ------------- -------- -----------
Year ended December 31, 2000
Individual life..............................  $2,107,973   $   --     $ 9,993
Individual health............................     179,488    10,825     11,585
Group life and health........................     109,570     7,014     20,817
Annuity......................................   4,577,664       --         --
                                               ----------   -------    -------
                                               $6,974,695   $17,839    $42,395
                                               ==========   =======    =======
Year ended December 31, 1999
Individual life..............................  $1,550,188   $   --     $ 8,607
Individual health............................     133,214    10,311     10,452
Group life and health........................     105,035     8,604     27,088
Annuity......................................   4,036,751       --         --
                                               ----------   -------    -------
                                               $5,825,188   $18,915    $46,147
                                               ==========   =======    =======
Year ended December 31, 1998
Individual life..............................  $1,355,283   $   --     $ 8,976
Individual health............................      94,294     9,631     12,123
Group life and health........................      93,405    10,298     36,908
Annuity......................................   3,925,293       --         --
                                               ----------   -------    -------
                                               $5,468,275   $19,929    $58,007
                                               ==========   =======    =======

                        PFL Life Insurance Company

                    Supplementary Insurance Information

                          (Dollars in thousands)

SCHEDULE III

                                       Net      Benefits, Claims     Other
                          Premium   Investment     Losses and      Operating Premiums
                          Revenue    Income*   Settlement Expenses Expenses* Written
                         ---------- ---------- ------------------- --------- --------
Year ended December 31,
 2000
Individual life......... $  881,652  $132,477      $  649,924      $476,394  $    --
Individual health.......     88,222    14,132          71,399        39,427    88,000
Group life and health...     64,956    11,008          45,383        33,422    63,474
Annuity.................  3,223,121   369,696       3,203,819       247,718       --
                         ----------  --------      ----------      --------
                         $4,257,951  $527,313      $3,970,525      $796,961
                         ==========  ========      ==========      ========
Year ended December 31,
 1999
Individual life......... $  226,456  $104,029      $  274,730      $141,030  $    --
Individual health.......     77,985    10,036          58,649        35,329    77,716
Group life and health...     83,639    10,422          61,143        38,075    81,918
Annuity.................  1,413,049   313,062       1,303,537       328,821       --
                         ----------  --------      ----------      --------
                         $1,801,129  $437,549      $1,698,059      $543,255
                         ==========  ========      ==========      ========
Year ended December 31,
 1998
Individual life......... $  514,194  $ 85,258      $  545,720      $ 87,455  $    --
Individual health.......     68,963     8,004          48,144        30,442    68,745
Group life and health...    111,547    11,426          82,690        54,352   108,769
Annuity.................    667,920   342,296         592,085       335,359       --
                         ----------  --------      ----------      --------
                         $1,362,624  $446,984      $1,268,639      $507,608
                         ==========  ========      ==========      ========

--------

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                        PFL Life Insurance Company

                                Reinsurance

                          (Dollars in thousands)

SCHEDULE IV

                                                                      Percentage
                                     Ceded to    Assumed              of Amount
                           Gross      Other     From Other            Assumed to
                           Amount   Companies   Companies  Net Amount    Net
                         ---------- ----------  ---------- ---------- ----------
Year ended December 31,
 2000
Life insurance in
 force.................. $9,477,758 $1,088,937  $   70,808 $8,459,629      .8%
                         ========== ==========  ========== ==========    ====
Premiums:
  Individual life....... $  882,584 $    4,575  $    3,361 $  881,370     0.4%
  Individual health.....     92,426      4,204         --      88,222     --
  Group life and
   health...............    173,505    108,550         --      64,955     --
  Annuity...............  2,056,508      7,576   1,174,472  3,223,404    36.4
                         ---------- ----------  ---------- ----------    ----
                         $3,205,023 $  124,905  $1,177,833 $4,257,951    27.7%
                         ========== ==========  ========== ==========    ====
Year ended December 31,
 1999
Life insurance in
 force.................. $6,538,901 $ (500,192) $  415,910 $6,454,619     6.4%
                         ========== ==========  ========== ==========    ====
Premiums:
  Individual life....... $  227,363 $    3,967  $    2,723 $  226,119     1.2%
  Individual health.....     83,489      5,504         --      77,985     --
  Group life and
   health...............    205,752    122,113         --      83,639     --
  Annuity...............  1,426,112     12,726         --   1,413,386     --
                         ---------- ----------  ---------- ----------    ----
                         $1,942,716 $  144,310  $    2,723 $1,801,129     0.2%
                         ========== ==========  ========== ==========    ====
Year ended December 31,
 1998
Life insurance in
 force.................. $6,384,095 $  438,590  $   39,116 $5,984,621      .6%
                         ========== ==========  ========== ==========    ====
Premiums:
  Individual life....... $  515,164 $    3,692  $    2,366 $  513,838      .5%
  Individual health.....     76,438      7,475         --      68,963     --
  Group life and
   health...............    255,848    144,301         --     111,547     --
  Annuity...............    686,372     18,096         --     668,276     --
                         ---------- ----------  ---------- ----------    ----
                         $1,533,822 $  173,564  $    2,366 $1,362,624      .2%
                         ========== ==========  ========== ==========    ====

                              Financial Statements

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                  Period from February 11, 2000 (commencement
                    of operations) through December 31, 2000
                      with Report of Independent Auditors

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                              Financial Statements

                  Period from February 11, 2000 (commencement
                    of operations) through December 31, 2000

                                    Contents

Report of Independent Auditors..............................................   1

Financial Statements

  Balance Sheets............................................................   2

  Statements of Operations..................................................  10

  Statements of Changes in Contract Owners' Equity..........................  18

  Notes to Financial Statements.............................................  24

                         Report of Independent Auditors

The Board of Directors and Contract Owners of Legacy Builder Plus,
PFL Life Insurance Company

We have audited the accompanying balance sheets of certain subaccounts of the Legacy Builder Variable Life Separate Account (comprised of the AIM V.I. Capital Appreciation, AIM V.I. Government Securities, AIM V.I. Growth and Income, AIM V.I. Value, Dreyfus Stock Index, Dreyfus VIF--Money Market, Dreyfus VIF--Small Company Stock, MFS Emerging Growth, MFS Research, MFS Total Return, MFS Utilities, Oppenheimer Global Securities, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth & Income, Oppenheimer High Income, Oppenheimer Strategic Bond, WRL VKAM Emerging Growth, WRL Janus Global, WRL Janus Growth, Transamerica VIF Growth, VIP Equity-Income, VIP Growth, VIP High Income, VIP II Contrafund, VIP II Investment Grade Bond, VIP III Growth & Income, VIP III Balanced, and VIP III Mid Cap subaccounts), which are available for investment by contract owners of Legacy Builder Plus, as of December 31, 2000, and the related statements of operations and changes in contract owners' equity for the period then ended as indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2000, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Legacy Builder Variable Life Separate Account which are available for investment by contract owners of Legacy Builder Plus at December 31, 2000, and the results of their operations for the period then ended as indicated thereon and changes in their contract owners' equity for the period indicated thereon in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Des Moines, Iowa
February 2, 2001

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                                 Balance Sheets

                               December 31, 2000

                                                                      AIM V.I.
                                                                      Capital
                                                                    Appreciation
                                                                     Subaccount
                                                                    ------------
Assets
Cash..............................................................    $   --
Investments in mutual funds, at current market value:
 AIM Variable Insurance Funds:
 AIM V.I. Capital Appreciation Fund...............................     49,044
 AIM V.I. Government Securities Fund..............................        --
 AIM V.I. Growth and Income Fund..................................        --
 AIM V.I. Value Fund..............................................        --
 Dreyfus Stock Index Fund.........................................        --
 Dreyfus Variable Investment Fund:
 Dreyfus VIF--Money Market Portfolio..............................        --
 Dreyfus VIF--Small Company Stock Portfolio.......................        --
 MFS Variable Insurance Trust:
 MFS Emerging Growth Series.......................................        --
 MFS Research Series..............................................        --
 MFS Total Return Series..........................................        --
 MFS Utilities Series.............................................        --
 Oppenheimer Variable Account Funds:
 Oppenheimer Global Securities Fund/VA............................        --
 Oppenheimer Capital Appreciation Fund/VA.........................        --
 Oppenheimer Main Street Growth & Income Fund/VA..................        --
 Oppenheimer High Income Fund/VA..................................        --
 Oppenheimer Strategic Bond Fund/VA...............................        --
 WRL Series Fund, Inc.:
 WRL VKAM Emerging Growth.........................................        --
 WRL Janus Global.................................................        --
 WRL Janus Growth.................................................        --
 Transamerica Variable Insurance Fund, Inc.:
 Transamerica VIF Growth Portfolio................................        --
 Variable Insurance Products Fund:
 Fidelity--VIP Equity-Income Portfolio............................        --
 Fidelity--VIP Growth Portfolio...................................        --
 Fidelity--VIP High Income Portfolio..............................        --
 Variable Insurance Products Fund II:
 Fidelity--VIP II Contrafund Portfolio............................        --
 Fidelity--VIP II Investment Grade Bond Portfolio.................        --
 Variable Insurance Products Fund III:
 Fidelity--VIP III Growth & Income Portfolio......................        --
 Fidelity--VIP III Balanced Portfolio.............................        --
 Fidelity--VIP III Mid Cap Portfolio..............................        --
                                                                      -------
Total investments in mutual funds.................................     49,044
                                                                      -------
Total assets......................................................    $49,044
                                                                      =======
Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable....................................    $   --
                                                                      -------
Total liabilities.................................................        --
Contract owners' equity:
 Deferred annuity contracts terminable by owners..................     49,044
                                                                      -------
Total liabilities and contract owners' equity.....................    $49,044
                                                                      =======

See accompanying notes.

  AIM V.I.      AIM V.I.
 Government    Growth and                              Dreyfus         Dreyfus VIF--
 Securities      Income         AIM V.I. Value       Stock Index       Money Market
 Subaccount    Subaccount         Subaccount         Subaccount         Subaccount
 ----------    ----------       --------------       -----------       -------------
   $  --        $   --             $   --              $   --             $   --
      --            --                 --                  --                 --
    1,062           --                 --                  --                 --
      --         30,942                --                  --                 --
      --            --              60,299                 --                 --
      --            --                 --               56,915                --
      --            --                 --                  --              12,249
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
      --            --                 --                  --                 --
   ------       -------            -------             -------            -------
    1,062        30,942             60,299              56,915             12,249
   ------       -------            -------             -------            -------
   $1,062       $30,942            $60,299             $56,915            $12,249
   ======       =======            =======             =======            =======
   $    1       $   --             $   --              $   --             $   --
   ------       -------            -------             -------            -------
        1           --                 --                  --                 --
    1,061        30,942             60,299              56,915             12,249
   ------       -------            -------             -------            -------
   $1,062       $30,942            $60,299             $56,915            $12,249
   ======       =======            =======             =======            =======

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                           Balance Sheets (continued)

                               December 31, 2000

                                                                   Dreyfus VIF--
                                                                   Small Company
                                                                       Stock
                                                                    Subaccount
                                                                   -------------
Assets
Cash.............................................................     $  --
Investments in mutual funds, at current market value:
 AIM Variable Insurance Funds:
 AIM V.I. Capital Appreciation Fund..............................        --
 AIM V.I. Government Securities Fund.............................        --
 AIM V.I. Growth and Income Fund.................................        --
 AIM V.I. Value Fund.............................................        --
 Dreyfus Stock Index Fund........................................        --
 Dreyfus Variable Investment Fund:
 Dreyfus VIF--Money Market Portfolio.............................        --
 Dreyfus VIF--Small Company Stock Portfolio......................      5,732
 MFS Variable Insurance Trust:
 MFS Emerging Growth Series......................................        --
 MFS Research Series.............................................        --
 MFS Total Return Series.........................................        --
 MFS Utilities Series............................................        --
 Oppenheimer Variable Account Funds:
 Oppenheimer Global Securities Fund/VA...........................        --
 Oppenheimer Capital Appreciation Fund/VA........................        --
 Oppenheimer Main Street Growth & Income Fund/VA.................        --
 Oppenheimer High Income Fund/VA.................................        --
 Oppenheimer Strategic Bond Fund/VA..............................        --
 WRL Series Fund, Inc.:
 WRL VKAM Emerging Growth........................................        --
 WRL Janus Global................................................        --
 WRL Janus Growth................................................        --
 Transamerica Variable Insurance Fund, Inc.:
 Transamerica VIF Growth Portfolio...............................        --
 Variable Insurance Products Fund:
 Fidelity--VIP Equity-Income Portfolio...........................        --
 Fidelity--VIP Growth Portfolio..................................        --
 Fidelity--VIP High Income Portfolio.............................        --
 Variable Insurance Products Fund II:
 Fidelity--VIP II Contrafund Portfolio...........................        --
 Fidelity--VIP II Investment Grade Bond Portfolio................        --
 Variable Insurance Products Fund III:
 Fidelity--VIP III Growth & Income Portfolio.....................        --
 Fidelity--VIP III Balanced Portfolio............................        --
 Fidelity--VIP III Mid Cap Portfolio.............................        --
                                                                      ------
 Total investments in mutual funds...............................      5,732
                                                                      ------
 Total assets....................................................     $5,732
                                                                      ======
Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable...................................     $    1
                                                                      ------
Total liabilities................................................          1
Contract owners' equity:
 Deferred annuity contracts terminable by owners.................      5,731
                                                                      ------
Total liabilities and contract owners' equity....................     $5,732
                                                                      ======

See accompanying notes.

    MFS                                         Oppenheimer Oppenheimer
  Emerging     MFS     MFS Total                  Global      Capital
   Growth    Research    Return   MFS Utilities Securities  Appreciation
 Subaccount Subaccount Subaccount  Subaccount   Subaccount   Subaccount
 ---------- ---------- ---------- ------------- ----------- ------------
  $   --     $   --     $   --       $     1      $   --      $   --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
   58,549        --         --           --           --          --
      --      31,125        --           --           --          --
      --         --      23,682          --           --          --
      --         --         --        28,149          --          --
      --         --         --           --        22,586         --
      --         --         --           --           --       41,082
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
      --         --         --           --           --          --
  -------    -------    -------      -------      -------     -------
   58,549     31,125     23,682       28,149       22,586      41,082
  -------    -------    -------      -------      -------     -------
  $58,549    $31,125    $23,682      $28,150      $22,586     $41,082
  =======    =======    =======      =======      =======     =======
  $   --     $   --     $     1      $   --       $   --      $   --
  -------    -------    -------      -------      -------     -------
      --         --           1          --           --          --
   58,549     31,125     23,681       28,150       22,586      41,082
  -------    -------    -------      -------      -------     -------
  $58,549    $31,125    $23,682      $28,150      $22,586     $41,082
  =======    =======    =======      =======      =======     =======

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                           Balance Sheets (continued)

                               December 31, 2000

                                                                   Oppenheimer
                                                                   Main Street
                                                                 Growth & Income
                                                                   Subaccount
                                                                 ---------------
Assets
Cash...........................................................      $   --
Investments in mutual funds, at current market value:
 AIM Variable Insurance Funds:
 AIM V.I. Capital Appreciation Fund............................          --
 AIM V.I. Government Securities Fund...........................          --
 AIM V.I. Growth and Income Fund...............................          --
 AIM V.I. Value Fund...........................................          --
 Dreyfus Stock Index Fund......................................          --
 Dreyfus Variable Investment Fund:
 Dreyfus VIF--Money Market Portfolio...........................          --
 Dreyfus VIF--Small Company Stock Portfolio....................          --
 MFS Variable Insurance Trust:
 MFS Emerging Growth Series....................................          --
 MFS Research Series...........................................          --
 MFS Total Return Series.......................................          --
 MFS Utilities Series..........................................          --
 Oppenheimer Variable Account Funds:
 Oppenheimer Global Securities Fund/VA.........................          --
 Oppenheimer Capital Appreciation Fund/VA......................          --
 Oppenheimer Main Street Growth & Income Fund/VA...............       43,592
 Oppenheimer High Income Fund/VA...............................          --
 Oppenheimer Strategic Bond Fund/VA............................          --
 WRL Series Fund, Inc.:
 WRL VKAM Emerging Growth......................................          --
 WRL Janus Global..............................................          --
 WRL Janus Growth..............................................          --
 Transamerica Variable Insurance Fund, Inc.:
 Transamerica VIF Growth Portfolio.............................          --
 Variable Insurance Products Fund:
 Fidelity--VIP Equity-Income Portfolio.........................          --
 Fidelity--VIP Growth Portfolio................................          --
 Fidelity--VIP High Income Portfolio...........................          --
 Variable Insurance Products Fund II:
 Fidelity--VIP II Contrafund Portfolio.........................          --
 Fidelity--VIP II Investment Grade Bond Portfolio..............          --
 Variable Insurance Products Fund III:
 Fidelity--VIP III Growth & Income Portfolio...................          --
 Fidelity--VIP III Balanced Portfolio..........................          --
 Fidelity--VIP III Mid Cap Portfolio...........................          --
                                                                     -------
Total investments in mutual funds..............................       43,592
                                                                     -------
Total assets...................................................      $43,592
                                                                     =======
Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable.................................      $   --
                                                                     -------
Total liabilities..............................................          --
Contract owners' equity:
 Deferred annuity contracts terminable by owners...............       43,592
                                                                     -------
Total liabilities and contract owners' equity..................      $43,592
                                                                     =======

See accompanying notes.

                            WRL                                        Fidelity--
             Oppenheimer    VKAM                                          VIP
Oppenheimer   Strategic   Emerging  WRL Janus  WRL Janus  Transamerica  Equity-
High Income     Bond       Growth     Global     Growth    VIF Growth    Income
Subaccount   Subaccount  Subaccount Subaccount Subaccount  Subaccount  Subaccount
-----------  ----------- ---------- ---------- ---------- ------------ ----------
  $  --         $--       $   --       $--      $     1     $   --       $  --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
   9,170         --           --        --          --          --          --
     --          986          --        --          --          --          --
     --          --        43,867       --          --          --          --
     --          --           --        717         --          --          --
     --          --           --        --       69,564         --          --
     --          --           --        --          --       11,029         --
     --          --           --        --          --          --        1,724
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
     --          --           --        --          --          --          --
  ------        ----      -------      ----     -------     -------      ------
   9,170         986       43,867       717      69,564      11,029       1,724
  ------        ----      -------      ----     -------     -------      ------
  $9,170        $986      $43,867      $717     $69,565     $11,029      $1,724
  ======        ====      =======      ====     =======     =======      ======
  $  --         $--       $   --       $--      $   --      $   --       $  --
  ------        ----      -------      ----     -------     -------      ------
     --          --           --        --          --          --          --
   9,170         986       43,867       717      69,565      11,029       1,724
  ------        ----      -------      ----     -------     -------      ------
  $9,170        $986      $43,867      $717     $69,565     $11,029      $1,724
  ======        ====      =======      ====     =======     =======      ======

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                           Balance Sheets (continued)

                               December 31, 2000

                                                                      Fidelity--
                                                                      VIP Growth
                                                                      Subaccount
                                                                      ----------
Assets
Cash................................................................   $     1
Investments in mutual funds, at current market value:
 AIM Variable Insurance Funds:
 AIM V.I. Capital Appreciation Fund.................................       --
 AIM V.I. Government Securities Fund................................       --
 AIM V.I. Growth and Income Fund....................................       --
 AIM V.I. Value Fund................................................       --
 Dreyfus Stock Index Fund...........................................       --
 Dreyfus Variable Investment Fund:
 Dreyfus VIF--Money Market Portfolio................................       --
 Dreyfus VIF--Small Company Stock Portfolio.........................       --
 MFS Variable Insurance Trust:
 MFS Emerging Growth Series.........................................       --
 MFS Research Series................................................       --
 MFS Total Return Series............................................       --
 MFS Utilities Series...............................................       --
 Oppenheimer Variable Account Funds:
 Oppenheimer Global Securities Fund/VA..............................       --
 Oppenheimer Capital Appreciation Fund/VA...........................       --
 Oppenheimer Main Street Growth & Income Fund/VA....................       --
 Oppenheimer High Income Fund/VA....................................       --
 Oppenheimer Strategic Bond Fund/VA.................................       --
 WRL Series Fund, Inc.:
 WRL VKAM Emerging Growth...........................................       --
 WRL Janus Global...................................................       --
 WRL Janus Growth...................................................       --
 Transamerica Variable Insurance Fund, Inc.:
 Transamerica VIF Growth Portfolio..................................       --
 Variable Insurance Products Fund:
 Fidelity--VIP Equity-Income Portfolio..............................       --
 Fidelity--VIP Growth Portfolio.....................................    51,034
 Fidelity--VIP High Income Portfolio................................       --
 Variable Insurance Products Fund II:
 Fidelity--VIP II Contrafund Portfolio..............................       --
 Fidelity--VIP II Investment Grade Bond Portfolio...................       --
 Variable Insurance Products Fund III:
 Fidelity--VIP III Growth & Income Portfolio........................       --
 Fidelity--VIP III Balanced Portfolio...............................       --
 Fidelity--VIP III Mid Cap Portfolio................................       --
                                                                       -------
Total investments in mutual funds...................................    51,034
                                                                       -------
Total assets........................................................   $51,035
                                                                       =======
Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable......................................   $   --
                                                                       -------
Total liabilities...................................................       --
Contract owners' equity:
 Deferred annuity contracts terminable by owners....................    51,035
                                                                       -------
Total liabilities and contract owners' equity.......................   $51,035
                                                                       =======

See accompanying notes.

                             Fidelity--     Fidelity--
Fidelity--    Fidelity--       VIP II        VIP III       Fidelity--     Fidelity--
 VIP High       VIP II       Investment      Growth &       VIP III        VIP III
  Income      Contrafund     Grade Bond       Income        Balanced       Mid Cap
Subaccount    Subaccount     Subaccount     Subaccount     Subaccount     Subaccount
----------    ----------     ----------     ----------     ----------     ----------
   $--         $   --          $  --           $--          $   --         $   --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    --             --             --            --              --             --
    783            --             --            --              --             --
    --          21,607            --            --              --             --
    --             --           2,413           --              --             --
    --             --             --            957             --             --
    --             --             --            --           10,335            --
    --             --             --                            --          33,792
   ----        -------         ------          ----         -------        -------
    783         21,607          2,413           957          10,335         33,792
   ----        -------         ------          ----         -------        -------
   $783        $21,607         $2,413          $957         $10,335        $33,792
   ====        =======         ======          ====         =======        =======
   $--         $   --          $  --           $--          $   --         $   --
   ----        -------         ------          ----         -------        -------
    --             --             --            --              --             --
    783         21,607          2,413           957          10,335         33,792
   ----        -------         ------          ----         -------        -------
   $783        $21,607         $2,413          $957         $10,335        $33,792
   ====        =======         ======          ====         =======        =======

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                            Statements of Operations

                 For the period February 11, 2000 (commencement
                    of operations) through December 31, 2000

                                                                      AIM V.I.
                                                                      Capital
                                                                    Appreciation
                                                                     Subaccount
                                                                    ------------
Net investment income (loss)
Income:
 Dividends........................................................    $  1,466
Expenses:
 Administrative, mortality and expense risk charges...............       1,871
                                                                      --------
Net investment income (loss)......................................        (405)
Net realized and unrealized capital gain (loss) from investments
Net realized capital gain (loss) from sales of investments:
 Proceeds from sales..............................................      31,288
 Cost of investments sold.........................................      35,518
                                                                      --------
Net realized capital gain (loss) from sales of investments........      (4,230)
Net change in unrealized appreciation/depreciation of investments:
 Beginning of the period..........................................         --
 End of the period................................................      (7,863)
                                                                      --------
Net change in unrealized appreciation/depreciation of
 investments......................................................      (7,863)
                                                                      --------
Net realized and unrealized capital gain (loss) from investments..     (12,093)
                                                                      --------
Increase (decrease) from operations...............................    $(12,498)
                                                                      ========

--------
(1)  Commencement of operations, May 1, 2000.

See accompanying notes.

 AIM V.I.        AIM V.I.
Government      Growth and          AIM V.I.          Dreyfus Stock         Dreyfus VIF--
Securities        Income             Value                Index             Money Market
Subaccount      Subaccount         Subaccount          Subaccount            Subaccount
----------      ----------         ----------         -------------         -------------
  $   49         $   529            $ 1,813              $ 1,054               $  138
      37             350              1,015                1,499                  176
  ------         -------            -------              -------               ------
      12             179                798                 (445)                 (38)
   1,003           1,052              5,659                5,808                1,033
     994           1,069              6,147                5,966                1,030
  ------         -------            -------              -------               ------
       9             (17)              (488)                (158)                   3
     --              --                 --                   --                   --
      40          (1,421)            (3,463)              (3,937)                 --
  ------         -------            -------              -------               ------
      40          (1,421)            (3,463)              (3,937)                 --
  ------         -------            -------              -------               ------
      49          (1,438)            (3,951)              (4,095)                   3
  ------         -------            -------              -------               ------
  $   61         $(1,259)           $(3,153)             $(4,540)              $  (35)
  ======         =======            =======              =======               ======

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                      Statements of Operations (continued)

                 For the period February 11, 2000 (commencement
                    of operations) through December 31, 2000

                                                                  Dreyfus VIF--
                                                                  Small Company
                                                                      Stock
                                                                   Subaccount
                                                                  -------------
Net investment income (loss)
Income:
 Dividends.......................................................    $    2
Expenses:
 Administrative, mortality and expense risk charges..............        74
                                                                     ------
Net investment income (loss).....................................       (72)
Net realized and unrealized capital gain (loss) from investments
Net realized capital gain (loss) from sales of investments:
 Proceeds from sales.............................................     5,424
 Cost of investments sold........................................     5,544
                                                                     ------
Net realized capital gain (loss) from sales of investments.......      (120)
Net change in unrealized appreciation/depreciation of
 investments:
 Beginning of the period.........................................       --
 End of the period...............................................       (15)
                                                                     ------
Net change in unrealized appreciation/depreciation of
 investments.....................................................       (15)
                                                                     ------
Net realized and unrealized capital gain (loss) from
 investments.....................................................      (135)
                                                                     ------
Increase (decrease) from operations..............................    $ (207)
                                                                     ======

--------
(1)  Commencement of operations, May 1, 2000.

See accompanying notes.

    MFS                                             Oppenheimer   Oppenheimer
  Emerging      MFS       MFS Total       MFS         Global        Capital
   Growth     Research      Return     Utilities    Securities    Appreciation
 Subaccount  Subaccount   Subaccount   Subaccount   Subaccount     Subaccount
 ----------  ----------   ----------   ----------   -----------   ------------
  $    761    $    65       $   51       $   83       $  136        $    66
     1,884        710          491          460          322            318
  --------    -------       ------       ------       ------        -------
    (1,123)      (645)        (440)        (377)        (186)          (252)
    17,004      1,127        1,522        1,713        6,014          2,994
    16,440      1,118        1,469        1,814        6,286          3,131
  --------    -------       ------       ------       ------        -------
       564          9           53         (101)        (272)          (137)
       --         --           --           --           --             --
   (13,743)    (2,299)         913          334          704           (618)
  --------    -------       ------       ------       ------        -------
   (13,743)    (2,299)         913          334          704           (618)
  --------    -------       ------       ------       ------        -------
   (13,179)    (2,290)         966          233          432           (755)
  --------    -------       ------       ------       ------        -------
  $(14,302)   $(2,935)      $  526       $ (144)      $  246        $(1,007)
  ========    =======       ======       ======       ======        =======

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                      Statements of Operations (continued)

                 For the period February 11, 2000 (commencement
                    of operations) through December 31, 2000

                                                                  Oppenheimer
                                                                  Main Street
                                                                Growth & Income
                                                                  Subaccount
                                                                ---------------
Net investment income (loss)
Income:
 Dividends.....................................................     $    56
Expenses:
 Administrative, mortality and expense risk charges............         432
                                                                    -------
Net investment income (loss)...................................        (376)
Net realized and unrealized capital gain (loss) from
 investments
Net realized capital gain (loss) from sales of investments:
 Proceeds from sales...........................................       1,471
 Cost of investments sold......................................       1,529
                                                                    -------
Net realized capital gain (loss) from sales of investments.....         (58)
 Beginning of the period.......................................         --
 End of the period.............................................      (1,520)
                                                                    -------
Net change in unrealized appreciation/depreciation of
 investments...................................................      (1,520)
                                                                    -------
Net realized and unrealized capital gain (loss) from
 investments...................................................      (1,578)
                                                                    -------
Increase (decrease) from operations............................     $(1,954)
                                                                    =======

--------
(1) Commencement of operations, May 1, 2000.

See accompanying notes.

             Oppenheimer  WRL VKAM
Oppenheimer   Strategic   Emerging  WRL Janus  WRL Janus   Transamerica  Fidelity--VIP
High Income     Bond       Growth     Global     Growth     VIF Growth   Equity--Income
Subaccount   Subaccount  Subaccount Subaccount Subaccount Subaccount (1) Subaccount (1)
-----------  ----------- ---------- ---------- ---------- -------------- --------------
  $  100       $   80     $  8,621    $  181    $ 10,024     $   525          $--
     226           37          897        36       2,131          46            33
  ------       ------     --------    ------    --------     -------          ----
    (126)          43        7,724       145       7,893         479           (33)
   1,242        1,227        7,292     1,026       3,292          26            13
   1,291        1,244       10,668       996       3,734          30            13
  ------       ------     --------    ------    --------     -------          ----
     (49)         (17)      (3,376)       30        (442)         (4)          --
     --           --           --        --          --          --            --
    (206)         (43)     (12,331)     (480)    (25,568)     (1,206)          108
  ------       ------     --------    ------    --------     -------          ----
    (206)         (43)     (12,331)     (480)    (25,568)     (1,206)          108
  ------       ------     --------    ------    --------     -------          ----
    (255)         (60)     (15,707)     (450)    (26,010)     (1,210)          108
  ------       ------     --------    ------    --------     -------          ----
  $ (381)      $  (17)    $ (7,983)   $ (305)   $(18,117)    $  (731)         $ 75
  ======       ======     ========    ======    ========     =======          ====

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                      Statements of Operations (continued)

                 For the period February 11, 2000 (commencement
                    of operations) through December 31, 2000

                                                                   Fidelity--
                                                                   VIP Growth
                                                                  Subaccount(1)
                                                                  -------------
Net investment income (loss)
Income:
 Dividends.......................................................    $   --
Expenses:
 Administrative, mortality and expense risk charges..............      1,175
                                                                     -------
Net investment income (loss).....................................     (1,175)
Net realized and unrealized capital gain (loss) from investments
Net realized capital gain (loss) from sales of investments:
 Proceeds from sales.............................................      6,679
 Cost of investments sold........................................      7,534
                                                                     -------
Net realized capital gain (loss) from sales of investments.......       (855)
Net change in unrealized appreciation/depreciation of
 investments:
 Beginning of the period.........................................        --
 End of the period...............................................     (2,626)
                                                                     -------
Net change in unrealized appreciation/depreciation of
 investments.....................................................     (2,626)
                                                                     -------
Net realized and unrealized capital gain (loss) from
 investments.....................................................     (3,481)
                                                                     -------
Increase (decrease) from operations..............................    $(4,656)
                                                                     =======

--------
(1)Commencement of operations, May 1, 2000.

See accompanying notes.

                              Fidelity--    Fidelity--
 Fidelity--     Fidelity--      VIP II        VIP III     Fidelity--    Fidelity--
  VIP High        VIP II      Investment     Growth &       VIP III       VIP III
   Income       Contrafund    Grade Bond      Income       Balanced       Mid Cap
Subaccount(1)  Subaccount(1) Subaccount(1) Subaccount(1) Subaccount(1) Subaccount(1)
-------------  ------------- ------------- ------------- ------------- -------------
    $ --          $  --          $--           $--           $ --         $  100
       32            363           35            33            264           757
    -----         ------         ----          ----          -----        ------
      (32)          (363)         (35)          (33)          (264)         (657)
       12          4,463          246            13             39         2,079
       13          4,633          231            13             40         2,049
    -----         ------         ----          ----          -----        ------
       (1)          (170)          15           --              (1)           30
      --             --           --            --             --            --
     (184)          (346)          88           (11)            (7)        1,172
    -----         ------         ----          ----          -----        ------
     (184)          (346)          88           (11)            (7)        1,172
    -----         ------         ----          ----          -----        ------
     (185)          (516)         103           (11)            (8)        1,202
    -----         ------         ----          ----          -----        ------
    $(217)        $ (879)        $ 68          $(44)         $(272)       $  545
    =====         ======         ====          ====          =====        ======

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                Statements of Changes in Contract Owners' Equity

                 For the period February 11, 2000 (commencement
                    of operations) through December 31, 2000

                                               AIM V.I.    AIM V.I.   AIM V.I.
                                               Capital    Government Growth and
                                             Appreciation Securities   Income
                                              Subaccount  Subaccount Subaccount
                                             ------------ ---------- ----------
Operations:
 Net investment income (loss)...............   $   (405)    $   12    $   179
 Net realized capital gain (loss)...........     (4,230)         9        (17)
 Net change in unrealized
  appreciation/depreciation of investments..     (7,863)        40     (1,421)
                                               --------     ------    -------
Increase (decrease) from operations.........    (12,498)        61     (1,259)
Contract transactions:
 Net contract purchase payments.............     75,370        999     13,586
 Transfer payments from (to) other
  subaccounts or general account............    (13,828)         1     18,615
                                               --------     ------    -------
Increase from contract transactions.........     61,542      1,000     32,201
                                               --------     ------    -------
Net increase in contract owners' equity.....     49,044      1,061     30,942
Contract owners' equity:
 Beginning of the period....................        --         --         --
                                               --------     ------    -------
 End of the period..........................   $ 49,044     $1,061    $30,942
                                               ========     ======    =======

--------
(1) Commencement of operations, May 1, 2000.

See accompanying notes.

             Dreyfus                 Dreyfus VIF--    MFS
 AIM V.I.     Stock    Dreyfus VIF-- Small Company  Emerging     MFS
  Value       Index    Money Market      Stock       Growth    Research
Subaccount  Subaccount  Subaccount    Subaccount   Subaccount Subaccount
----------  ---------- ------------- ------------- ---------- ----------
 $   798     $  (445)     $   (38)      $  (72)     $ (1,123)  $  (645)
    (488)       (158)           3         (120)          564         9
  (3,463)     (3,937)         --           (15)      (13,743)   (2,299)
 -------     -------      -------       ------      --------   -------
  (3,153)     (4,540)         (35)        (207)      (14,302)   (2,935)
  39,262      56,645        6,000          999        65,220    27,201
  24,190       4,810        6,284        4,939         7,631     6,859
 -------     -------      -------       ------      --------   -------
  63,452      61,455       12,284        5,938        72,851    34,060
 -------     -------      -------       ------      --------   -------
  60,299      56,915       12,249        5,731        58,549    31,125
     --          --           --           --            --        --
 -------     -------      -------       ------      --------   -------
 $60,299     $56,915      $12,249       $5,731      $ 58,549   $31,125
 =======     =======      =======       ======      ========   =======

                   PFL Legacy Builder Variable Life Separate
                         Account -- Legacy Builder Plus

          Statements of Changes in Contract Owners' Equity (continued)

                 For the period February 11, 2000 (commencement
                    of operations) through December 31, 2000


                                                                    Oppenheimer
                                              MFS Total     MFS       Global
                                                Return   Utilities  Securities
                                              Subaccount Subaccount Subaccount
                                              ---------- ---------- -----------
Operations:
 Net investment income (loss)................  $  (440)   $  (377)    $  (186)
 Net realized capital gain (loss)............       53       (101)       (272)
 Net change in unrealized
  appreciation/depreciation of investments...      913        334         704
                                               -------    -------     -------
Increase (decrease) from operations..........      526       (144)        246
Contract transactions:
 Net contract purchase payments..............   19,154     16,899      12,307
 Transfer payments from (to) other
  subaccounts or general account.............    4,001     11,395      10,033
                                               -------    -------     -------
Increase from contract transactions..........   23,155     28,294      22,340
                                               -------    -------     -------
Net increase in contract owners' equity......   23,681     28,150      22,586
Contract owners' equity:
 Beginning of the period.....................      --         --          --
                                               -------    -------     -------
 End of the period...........................  $23,681    $28,150     $22,586
                                               =======    =======     =======

--------
(1) Commencement of operations, May 1, 2000.

See accompanying notes.

               Oppenheimer                                  WRL
Oppenheimer    Main Street                 Oppenheimer      VKAM
  Capital       Growth &     Oppenheimer    Strategic     Emerging    WRL Janus
Appreciation     Income      High Income      Bond         Growth       Global
 Subaccount    Subaccount    Subaccount    Subaccount    Subaccount   Subaccount
------------   -----------   -----------   -----------   ----------   ----------
  $  (252)       $  (376)      $ (126)       $   43       $  7,724      $  145
     (137)           (58)         (49)          (17)        (3,376)         30
     (618)        (1,520)        (206)          (43)       (12,331)       (480)
  -------        -------       ------        ------       --------      ------
   (1,007)        (1,954)        (381)          (17)        (7,983)       (305)
   11,386         15,611        8,500           999         31,953         999
   30,703         29,935        1,051             4         19,897          23
  -------        -------       ------        ------       --------      ------
   42,089         45,546        9,551         1,003         51,850       1,022
  -------        -------       ------        ------       --------      ------
   41,082         43,592        9,170           986         43,867         717
      --             --           --            --             --          --
  -------        -------       ------        ------       --------      ------
  $41,082        $43,592       $9,170        $  986       $ 43,867      $  717
  =======        =======       ======        ======       ========      ======

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

          Statements of Changes in Contract Owners' Equity (continued)

                 For the period February 11, 2000 (commencement
                    of operations) through December 31, 2000


                                       WRL Janus   Transamerica  Fidelity--VIP
                                         Growth     VIF Growth   Equity-Income
                                       Subaccount Subaccount (1) Subaccount (1)
                                       ---------- -------------- --------------
Operations:
 Net investment income (loss).........  $  7,893     $   479         $  (33)
 Net realized capital gain (loss).....      (442)         (4)           --
 Net change in unrealized
  appreciation/depreciation of
  investments.........................   (25,568)     (1,206)           108
                                        --------     -------         ------
 Increase (decrease) from operations..   (18,117)       (731)            75
Contract transactions:
 Net contract purchase payments.......    82,386       1,000          1,000
 Transfer payments from (to) other
  subaccounts or general account......     5,296      10,760            649
                                        --------     -------         ------
Increase from contract transactions...    87,682      11,760          1,649
                                        --------     -------         ------
Net increase in contract owners'
 equity...............................    69,565      11,029          1,724
Contract owners' equity:
 Beginning of the period..............       --          --             --
                                        --------     -------         ------
 End of the period....................  $ 69,565     $11,029         $1,724
                                        ========     =======         ======

--------
(1) Commencement of operations, May 1, 2000.

See accompanying notes.

                                                Fidelity--     Fidelity--
                  Fidelity--     Fidelity--       VIP II        VIP III       Fidelity--     Fidelity--
  Fidelity--       VIP High        VIP II       Investment      Growth &       VIP III        VIP III
  VIP Growth        Income       Contrafund     Grade Bond       Income        Balanced       Mid Cap
Subaccount (1)  Subaccount (1) Subaccount (1) Subaccount (1) Subaccount (1) Subaccount (1) Subaccount (1)
--------------  -------------- -------------- -------------- -------------- -------------- --------------
   $(1,175)         $  (32)       $  (363)        $  (35)        $  (33)       $  (264)       $  (657)
      (855)             (1)          (170)            15            --              (1)            30
    (2,626)           (184)          (346)            88            (11)            (7)         1,172
   -------          ------        -------         ------         ------        -------        -------
    (4,656)           (217)          (879)            68            (44)          (272)           545
    46,859           1,000         12,753          1,001          1,001         10,700         27,982
     8,832             --           9,733          1,344            --             (93)         5,265
   -------          ------        -------         ------         ------        -------        -------
    55,691           1,000         22,486          2,345          1,001         10,607         33,247
   -------          ------        -------         ------         ------        -------        -------
    51,035             783         21,607          2,413            957         10,335         33,792
       --              --             --             --             --             --             --
   -------          ------        -------         ------         ------        -------        -------
   $51,035          $  783        $21,607         $2,413         $  957        $10,335        $33,792
   =======          ======        =======         ======         ======        =======        =======

                   PFL Legacy Builder Variable Life Separate
                          Account--Legacy Builder Plus

                         Notes to Financial Statements

                               December 31, 2000

1. Organization and Summary of Significant Accounting Policies

Organization

Legacy Builder Variable Life Separate Account (the "Mutual Fund Account") is a segregated investment account of PFL Life Insurance Company ("PFL Life"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of twenty-eight investment subaccounts, four of which are invested in specific portfolios of the AIM Variable Insurance Funds, one of which is invested in the Dreyfus Stock Index Fund, two of which are invested in specified portfolios of the Dreyfus Variable Investment Fund, four of which are invested in specified portfolios of the MFS Variable Insurance Trust, five of which are invested in specified portfolios of the Oppenheimer Variable Account Funds, three of which are invested in specified portfolios of the WRL Series Fund, Inc., one of which is invested in the Transamerica Variable Insurance Fund, Inc., three of which are invested in specified portfolios of the Variable Insurance Products Fund, two of which are invested in specified portfolios of the Variable Insurance Products Fund II, and three of which are invested in specified portfolios of the Variable Insurance Products Fund III (each a "Series Fund" and collectively the "Series Funds"). Activity in these twenty-eight investment subaccounts is available to contract owners of Legacy Builder Plus.

Effective March 1, 2001, PFL Life intends to change its name to Transamerica Life Insurance Company.

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2000.

Realized capital gains and losses from sale of shares in the mutual funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are credited or charged to contract owners' equity.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

     PFL Legacy Builder Variable Life Separate Account--Legacy Builder Plus

                              (December 31, 2000)


2. Investments

A summary of the mutual fund investments at December 31, 2000 follows:

                                           Number of  Net Asset
                                             Shares     Value   Market
                                              Held    Per Share  Value   Cost
                                           ---------- --------- ------- -------
AIM Variable Insurance Funds:
  AIM V.I. Capital Appreciation Fund......  1,590.267  $30.84   $49,044 $56,907
  AIM V.I. Government Securities Fund.....     95.129   11.16     1,062   1,022
  AIM V.I. Growth and Income Fund.........  1,181.436   26.19    30,942  32,363
  AIM V.I. Value Fund.....................  2,207.932   27.31    60,299  63,762
  Dreyfus Stock Index Fund................  1,673.977   34.00    56,915  60,852
Dreyfus Variable Investment Fund:
  Dreyfus VIF--Money Market Portfolio..... 12,248.560    1.00    12,249  12,249
  Dreyfus VIF--Small Company Stock
   Portfolio..............................    317.010   18.08     5,732   5,747
MFS Variable Insurance Trust:
  MFS Emerging Growth Series..............  2,030.131   28.84    58,549  72,292
  MFS Research Series.....................  1,496.378   20.80    31,125  33,424
  MFS Total Return Series.................  1,208.886   19.59    23,682  22,769
  MFS Utilities Series....................  1,194.289   23.57    28,149  27,815
Oppenheimer Variable Account Funds:
  Oppenheimer Global Securities Fund/VA...    744.679   30.33    22,586  21,882
  Oppenheimer Capital Appreciation
   Fund/VA................................    881.024   46.63    41,082  41,700
  Oppenheimer Main Street Growth & Income
   Fund/VA................................  2,050.402   21.26    43,592  45,112
  Oppenheimer High Income Fund/VA.........    989.244    9.27     9,170   9,376
  Oppenheimer Strategic Bond Fund/VA......    210.313    4.69       986   1,029
WRL Series Fund, Inc.:
  WRL VKAM Emerging Growth................  1,478.994   29.66    43,867  56,198
  WRL Janus Global........................     29.902   23.97       717   1,197
  WRL Janus Growth........................  1,469.456   47.34    69,564  95,132
Transamerica Variable Insurance Fund,
 Inc.:
  Transamerica VIF Growth Fund............    506.377   21.78    11,029  12,235
Variable Insurance Products Fund:
  Fidelity--VIP Equity-Income Fund........     67.846   25.41     1,724   1,616
  Fidelity--VIP Growth Fund...............  1,175.077   43.43    51,034  53,660
  Fidelity--VIP High Income Fund..........     96.320    8.13       783     967
Variable Insurance Products Fund II:
  Fidelity--VIP II Contrafund Fund........    913.999   23.64    21,607  21,953
  Fidelity--VIP II Investment Grade Bond
   Fund...................................    192.573   12.53     2,413   2,325
Variable Insurance Products Fund III:
  Fidelity--VIP III Growth & Income Fund..     63.064   15.17       957     968
  Fidelity--VIP III Balanced Fund.........    719.224   14.37    10,335  10,342
  Fidelity--VIP III Mid Cap Fund..........  1,672.891   20.20    33,792  32,620

     PFL Legacy Builder Variable Life Separate Account--Legacy Builder Plus

                              (December 31, 2000)


2. Investments (continued)

The aggregate cost of purchases and proceeds from sales of investments were as follows for the period February 11, 2000 through December 31, 2000:

                                                              Purchases  Sales
                                                              --------- -------
AIM Variable Insurance Funds:
  AIM V.I. Capital Appreciation Fund.........................  $92,425  $31,288
  AIM V.I. Government Securities Fund........................    2,016    1,003
  AIM V.I. Growth and Income Fund............................   33,432    1,052
  AIM V.I. Value Fund........................................   69,909    5,659
  Dreyfus Stock Index Fund...................................   66,818    5,808
Dreyfus Variable Investment Fund:
  Dreyfus VIF--Money Market Portfolio........................   13,279    1,033
  Dreyfus VIF--Small Company Stock Portfolio.................   11,291    5,424
MFS Variable Insurance Trust:
  MFS Emerging Growth Series.................................   88,732   17,004
  MFS Research Series........................................   34,542    1,127
  MFS Total Return Series....................................   24,238    1,522
  MFS Utilities Series.......................................   29,629    1,713
Oppenheimer Variable Account Funds:
  Oppenheimer Global Securities Fund/VA......................   28,168    6,014
  Oppenheimer Capital Appreciation Fund/VA...................   44,831    2,994
  Oppenheimer Main Street Growth & Income Fund/VA............   46,641    1,471
  Oppenheimer High Income Fund/VA............................   10,667    1,242
  Oppenheimer Strategic Bond Fund/VA.........................    2,273    1,227
WRL Series Fund, Inc.:
  WRL VKAM Emerging Growth...................................   66,866    7,292
  WRL Janus Global...........................................    2,193    1,026
  WRL Janus Growth...........................................   98,866    3,292
Transamerica Variable Insurance Fund, Inc.:
  Transamerica VIF Growth Fund...............................   12,265       26
Variable Insurance Products Fund:
  Fidelity--VIP Equity-Income Fund...........................    1,629       13
  Fidelity--VIP Growth Fund..................................   61,194    6,679
  Fidelity--VIP High Income Fund.............................      980       12
Variable Insurance Products Fund II:
  Fidelity--VIP II Contrafund Fund...........................   26,586    4,463
  Fidelity--VIP II Investment Grade Bond Fund................    2,556      246
Variable Insurance Products Fund III:
  Fidelity--VIP III Growth & Income Fund.....................      981       13
  Fidelity--VIP III Balanced Fund............................   10,382       39
  Fidelity--VIP III Mid Cap Fund.............................   34,669    2,079

     PFL Legacy Builder Variable Life Separate Account--Legacy Builder Plus

                              (December 31, 2000)


3. Contract Owners' Equity

A summary of those subaccounts for which the market value of PFL Life's capital contributions exceed 5% of net assets follows:

                                                                         Market
Subaccount                                                               Value
----------                                                               ------
AIM V.I. Government Securities.......................................... $1,061
Dreyfus VIF--Money Market Portfolio.....................................  1,014
Dreyfus VIF--Small Company Stock........................................  1,024
Oppenheimer High Income.................................................    925
Oppenheimer Strategic Bond..............................................    986
WRL Janus Global........................................................    717
Transamerica VIF Growth.................................................    811
Fidelity--VIP Equity Income Portfolio...................................  1,059
Fidelity--VIP High Income Portfolio.....................................    783
Fidelity--VIP II Investment Grade Bond Fund.............................  1,055
Fidelity--VIP III Growth & Income.......................................    957
Fidelity--VIP III Balanced..............................................    935

     PFL Legacy Builder Variable Life Separate Account--Legacy Builder Plus

                              (December 31, 2000)


3. Contract Owners' Equity (continued)

A summary of deferred annuity contracts terminable by owners at December 31, 2000 follows:

                                                                        Total
                                             Accumulation Accumulation Contract
Subaccount                                   Units Owned   Unit Value   Value
----------                                   ------------ ------------ --------
AIM V.I. Capital Appreciation...............  58,373.347   $0.840179   $49,044
AIM V.I. Government Securities..............     969.263    1.095029     1,061
AIM V.I. Growth and Income..................  36,522.458    0.847208    30,942
AIM V.I. Value..............................  72,324.331    0.833728    60,299
Dreyfus Stock Index.........................  59,687.288    0.953560    56,915
Dreyfus VIF --Money Market..................  11,707.112    1.046253    12,249
Dreyfus VIF -- Small Company Stock..........   5,424.366    1.056608     5,731
MFS Emerging Growth.........................  76,131.245    0.769058    58,549
MFS Research................................  32,618.187    0.954234    31,125
MFS Total Return............................  19,435.703    1.218449    23,681
MFS Utilities...............................  28,371.268    0.992185    28,150
Oppenheimer Global Securities...............  24,088.977    0.937609    22,586
Oppenheimer Capital Appreciation............  42,746.959    0.961056    41,082
Oppenheimer Main Street Growth & Income.....  45,523.419    0.957571    43,592
Oppenheimer High Income.....................   9,607.610    0.954502     9,170
Oppenheimer Strategic Bond..................     969.256    1.017531       986
WRL VKAM Emerging Growth....................  58,333.580    0.752011    43,867
WRL Janus Global............................     969.278    0.739832       717
WRL Janus Growth............................ 101,590.347    0.684758    69,565
Transamerica VIF Growth.....................  13,218.354    0.834377    11,029
Fidelity--VIP Equity-Income.................   1,583.053    1.088919     1,724
Fidelity--VIP Growth........................  60,110.202    0.849019    51,035
Fidelity--VIP High Income...................     972.146    0.805761       783
Fidelity--VIP II Contrafund.................  23,321.692    0.926477    21,607
Fidelity--VIP II Investment Grade Bond......   2,223.618    1.085125     2,413
Fidelity--VIP III Growth & Income...........     972.158    0.984048       957
Fidelity--VIP III Balanced..................  10,740.639    0.962249    10,335
Fidelity--VIP III Mid Cap...................  30,188.392    1.119371    33,792

A summary of changes in contract owners' account units for the period from February 11, 2000 through December 31, 2000, follows:

                           AIM V.I.    AIM V.I.   AIM V.I.              Dreyfus
                           Capital    Government Growth and  AIM V.I.    Stock
                         Appreciation Securities   Income     Value      Index
                          Subaccount  Subaccount Subaccount Subaccount Subaccount
                         ------------ ---------- ---------- ---------- ----------
Units outstanding,
 beginning of period....       --        --           --         --         --
Units purchased.........    71,483         1       14,450     43,121     52,701
Units redeemed and
 transferred............   (13,110)      968       22,072     29,203      6,986
                           -------       ---       ------     ------     ------
Units outstanding at
 December 31, 2000......    58,373       969       36,522     72,324     59,687
                           =======       ===       ======     ======     ======

     PFL Legacy Builder Variable Life Separate Account--Legacy Builder Plus

                              (December 31, 2000)


3. Contract Owners' Equity (continued)

                                      Dreyfus
                           Dreyfus   VIF--Small
                         VIF--Money   Company   MFS Emerging    MFS      MFS Total
                           Market    Stock Sub-    Growth     Research     Return
                         Subaccount   account    Subaccount  Subaccount  Subaccount
                         ----------- ---------- ------------ ---------- ------------
Units outstanding,
 beginning of period....      --          --          --          --          --
Units purchased.........    4,738           1      67,503      24,878      15,241
Units redeemed and
 transferred............    6,969       5,423       8,628       7,740       4,195
                           ------      ------      ------     -------      ------
Units outstanding at
 December 31, 2000......   11,707       5,424      76,131      32,618      19,436
                           ======      ======      ======     =======      ======
                                                               Oppen-
                                                               heimer
                                       Oppen-      Oppen-       Main
                                       heimer      heimer      Street
                             MFS       Global     Capital     Growth &  Oppenheimer
                          Utilities  Securities Appreciation   Income   High Income
                         Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                         ----------- ---------- ------------ ---------- ------------
Units outstanding,
 beginning of period....      --          --          --          --          --
Units purchased.........   15,637      12,111      10,448      13,547       7,464
Units redeemed and
 transferred............   12,734      11,978      32,299      31,976       2,144
                           ------      ------      ------     -------      ------
Units outstanding at
 December 31, 2000......   28,371      24,089      42,747      45,523       9,608
                           ======      ======      ======     =======      ======
                         Oppenheimer  WRL VKAM
                          Strategic   Emerging   WRL Janus   WRL Janus  Transamerica
                            Bond       Growth      Global      Growth    VIF Growth
                         Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                         ----------- ---------- ------------ ---------- ------------
Units outstanding,
 beginning of period....      --          --          --          --          --
Units purchased.........        1      34,760           1      95,157         981
Units redeemed and
 transferred............      968      23,574         968       6,433      12,237
                           ------      ------      ------     -------      ------
Units outstanding at
 December 31, 2000......      969      58,334         969     101,590      13,218
                           ======      ======      ======     =======      ======
                                                                         Fidelity--
                         Fidelity--              Fidelity--  Fidelity--    VIP II
                         VIP Equity- Fidelity--   VIP High     VIP II    Investment
                           Income    VIP Growth    Income    Contrafund  Grade Bond
                         Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                         ----------- ---------- ------------ ---------- ------------
Units outstanding,
 beginning of period....      --          --          --          --          --
Units purchased.........      981      50,716         981      13,326         981
Units redeemed and
 transferred............      602       9,394          (9)      9,996       1,243
                           ------      ------      ------     -------      ------
Units outstanding at
 December 31, 2000......    1,583      60,110         972      23,322       2,224
                           ======      ======      ======     =======      ======

     PFL Legacy Builder Variable Life Separate Account--Legacy Builder Plus

                              (December 31, 2000)


3. Contract Owners' Equity (continued)

                                               Fidelity--
                                                VIP III   Fidelity-- Fidelity--
                                                Growth &   VIP III    VIP III
                                                 Income    Balanced   Mid Cap
                                               Subaccount Subaccount Subaccount
                                               ---------- ---------- ----------
Units outstanding, beginning of period........    --           --         --
Units purchased...............................    981       10,779     24,776
Units redeemed and transferred................     (9)         (38)     5,412
                                                  ---       ------     ------
Units outstanding at December 31, 2000........    972       10,741     30,188
                                                  ===       ======     ======

4. Administrative, Mortality and Expense Risk Charges

PFL Life deducts a monthly charge from the cash value of the policy from each subaccount to cover administrative expenses. This administration charge is $2.50 per month for policies with a cash value less than $50,000. An additional monthly administration charge of 0.55% of the assets in the variable account is charged during the first ten policy years. PFL Life also assesses a monthly cost of insurance charge for underwriting the death benefit of the policy. The cost of insurance charge depends on a number of variables that would cause it to vary from policy to policy and from month to month.

PFL Life deducts a daily charge for assuming certain mortality and expense risks. This charge is equal to an effective annual rate of 0.75% of the value of the contract owner's individual account.

5. Taxes

Operations of the Mutual Fund Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Mutual Fund Account are accounted for separately from other operations of PFL Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Mutual Fund Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

                                    PART II.
                                OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A)

     Transamerica Life Insurance Company ("Transamerica") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                              RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

     The facing sheet
     The Prospectus, consisting of 65 pages
     The undertaking to file reports
     Representation Pursuant to Section 26(e) (2) (A)
     The statement with respect to indemnification
     The Rule 484 undertaking
     The signatures

Written consent of the following persons:

     (a)  Richard R. Greer, Actuary
     (b)  Frank A. Camp, Esq.
     (c)  Sutherland Asbill & Brennan LLP
     (d)  Ernst & Young LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

     A.   (1)       Resolutions of the Board of Directors of Transamerica
                    establishing the Separate Account (6)
          (2)       Not Applicable
          (3)       Distribution of Policies:
                    (a)      Form of Principal Underwriting Agreement (10)
                    (b)      Form of Broker-Dealer Supervision and Sales
                             Agreement by and between AFSG Securities
                             Corporation and the Broker-Dealer (4)
          (4)       Not Applicable
          (5)       Specimen Flexible Premium Variable Life Insurance Policy (9)
          (6)       (a)      Certificate of Incorporation of Transamerica (2)
                    (b)      By-Laws of Transamerica (2)
          (7)       Not Applicable
          (8)       Participation Agreements:
                    (a)      Among MFS Variable Insurance Trust and Transamerica
          and Massachusetts
                             Financial Services Company (6)
                    (b)      Among AIM Variable Insurance Funds, Inc.,
                             Transamerica and AFSG Securities Corporation (4)
                    (c)      Among Transamerica and Dreyfus Variable Investment
                             Fund (7)
                    (d)      Amendment to Participation Agreement Among
                             Transamerica and Dreyfus Variable Investment Fund
                             (6)
                    (e)      Amendment to Participation Agreement Among
                             Oppenheimer Variable Account Funds,
                             OppenheimerFunds, Inc. and Transamerica (6)
                    (f)      Among Oppenheimer Variable Account Funds,
                             OppenheimerFunds, Inc. and Transamerica (4)
                    (g)      Among WRL Series Fund, Inc. and Transamerica and
                             AUSA Life Insurance Company, Inc. and amendments
                             thereto (3)
                    (h)      Amendments dated November 27, 1998 to Participation
                             Agreements:
                             (i)     Among MFS Variable Insurance Trust,
                                     Massachusetts Financial Services Company
                                     and Transamerica (8)
                             (ii)    Among Transamerica and Dreyfus Variable
                                     Investment Fund (8)
                             (iii)   Among Oppenheimer Variable Account Funds,
                                     OppenheimerFunds, Inc. and Transamerica (8)
                             (iv)    Among AIM Variable Insurance Funds, Inc.,
                                     AIM Distributors, Inc., Transamerica and
                                     AFSG Securities Corporation (8)
                             (v)     Among WRL Series Fund, Inc., Transamerica
                                     and AUSA Life Insurance Company, Inc. (8)
                    (i)      Amendments dated August 1, 1999 to Participation
                             Agreements:
                             (i)     Among AIM Variable Insurance Funds, Inc.,
                                     AIM Distributors, Inc., Transamerica and
                                     AFSG Securities Corporation (10)
                             (ii)    MFS Variable Insurance Trust, Massachusetts
                                     Financial Services Company and Transamerica
                                     (10)
                             (iii    WRL Series Fund, Inc. Transamerica and AUSA
                                     Life Insurance Company, Inc. (10)
                    (j)      Among Variable Insurance Products Funds and
                             Variable Insurance Products II, Fidelity
                             Distributors Corporation, and Transamerica Life
                             Insurance Company, and Addendums thereto (12)

                    (k) Among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and Transamerica Life Insurance Company (13)
                    (l) Among Transamerica Variable Insurance Fund, Inc., Transamerica Occidental Life Insurance Company and Transamerica Life Insurance Company (14)
                    (m)      Amendments dated April, 2000 to Participation
                             Agreements:
                             (i) Among Variable Insurance Products Funds and Variable Insurance Products II, Fidelity Distributors Corporation, and Transamerica
                                     (14)
                             (ii) Among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and Transamerica (14)
                    (n) Amendment No. 13 dated April 17, 2000 to the Participation Agreement among WRL Series Fund, Inc., Transamerica, AUSA Life Insurance company, Inc., and Peoples Benefit Life Insurance Company.
                             (14)
          (9)       Not Applicable
          (10)      Application for Flexible Premium Variable Life Insurance
                    Policy (9)
          (11) Memorandum describing issuance, transfer and redemption procedures (10)

2.   See Exhibit 1.A.

3.   Opinion of Counsel as to the legality of the securities being registered
     (11)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.   Not Applicable

6. Opinion and consent of Richard R. Greer as to actuarial matters pertaining to the securities being registered (15)

7.   Consent of Frank A. Camp, Esq. (15)

8.   Consent of Sutherland Asbill & Brennan LLP (15)

9.   Consent of Ernst & Young LLP (15)

10.  Powers of Attorney (9)

------------------
(1) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-92226) filed on July 10, 1998 and hereby is incorporated by reference.
(2) This exhibit was previously filed on Pre-Effective Amendment No. 2 to the Registration Statement on Form N-3 (File No. 333-36297) filed on February 27, 1998 and is hereby incorporated by reference.
(3) This exhibit was previously filed on Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-26209) filed on April 29, 1998 and is hereby incorporated by reference.
(4) This exhibit was previously filed on Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File 333-07509) filed on April 30, 1998 and is hereby incorporated by reference.
(5) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File 333-07509) filed on December 6, 1996 and is hereby incorporated by reference.
(6) This exhibit was previously filed on the Initial Registration Statement on Form S-6 (File 333-68087)
     filed on November 30, 1998 and is hereby incorporated by reference.
(7) This exhibit was previously filed on the Initial Registration Statement on Form N-4 (File 333- 26209) filed on April 30, 1997 and is hereby incorporated by reference.
(8) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File 333-68087) filed June 8, 1999 and is incorporated by reference.
(9) This exhibit was previously filed on the Initial Registration Statement on Form S-6 (File 333-86231) filed August 31, 1999 and is incorporated by reference.
(10) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File 333-86231) filed on December 29, 1999 and is incorporated by reference.
(11) This exhibit was previously filed on Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 (File 333-86231) filed on January 20, 2000
(12) This exhibit was previously filed on Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File 333-07509) filed on December 6, 1996.
(13) This exhibit was previously filed on Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File 333-07509) filed on April 29, 1997.
(14) This exhibit was previously filed on Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File 333-86231) filed on April 28, 2000.
(15) Filed Herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Legacy Builder Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Cedar Rapids, Iowa on the 30th day of April, 2001.

                                        LEGACY BUILDER VARIABLE LIFE
                                        SEPARATE ACCOUNT

                                        TRANSAMERICA LIFE INSURANCE COMPANY
                                        (FORMERLY PFL LIFE INSURANCE COMPANY)
                                        Depositor

                                        WILLIAM L. BUSLER*
                                        ----------------------------------
                                        William L. Busler, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                       TITLE                              DATE
                                       -----                              ----

PATRICK S. BAIRD*                      Director                   April 30, 2001
---------------------------
Patrick S. Baird

CRAIG D. VERMIE*                       Director                   April 30, 2001
---------------------------
Craig D. Vermie

WILLIAM L. BUSLER*                     Director                  April 30, 2001
---------------------------            (Principal Executive
William L. Busler                      Officer)

LARRY N. NORMAN*                       Director                   April 30, 2001
---------------------------
Larry N. Norman

DOUGLAS C. KOLSRUD*                    Director                   April 30, 2001
---------------------------
Douglas C. Kolsrud

ROBERT J. KONTZ*                       Corporate Controller       April 30, 2001
---------------------------
Robert J. Kontz*

BRENDA K. CLANCY*                      Treasurer                  April 30, 2001
---------------------------
Brenda K. Clancy**

** Principal Accounting Officer


*     /s/  Frank A. Camp
 --------------------------
      Frank A. Camp
      Attorney-in-Fact

                                  EXHIBIT INDEX



EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
-----------                   ----------------------


6              Opinion and Consent of Richard R. Greer as to actuarial matters

7              Consent of Frank A. Camp, Esq.

8              Consent of Sutherland Asbill & Brennan LLP

9              Consent of Ernst & Young LLP